As filed with the Securities and Exchange Commission on August 29, 2012

File No. 333-182723

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

      ☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN MICHIGAN QUALITY INCOME

MUNICIPAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common Shares, $0.01 Par Value Per Share	10,287,796 Shares	$16.10(2)	$165,633,509	$18,981.60
MuniFund Term Preferred Shares, 2.30% Series 2015	1,631,300 Shares	$10.00	$16,313,000	$1,869.47

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares on August 22, 2012.
(3)	Transmitted prior to filing. A registration fee of $97.16 was previously paid in connection with the initial filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

AND

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

                , 2012

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement/Prospectus?

A.	You are receiving this Joint Proxy Statement/Prospectus in connection with the annual shareholder meetings of the Funds. The following proposals will be considered:

—

the election of members of each Fund’s Board of Directors or Board of Trustees (the “Board”), as applicable (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

—

the change of domicile of Nuveen Michigan Quality Income Municipal Fund, Inc. (“Quality Income” or the “Acquiring Fund”) from a Minnesota corporation to a Massachusetts business trust (the “Domicile Change”); and

—	the reorganization of the Funds.

Proposal Regarding the Domicile Change (Quality Income Only)

Q.	What actions has Quality Income’s Board approved?

A.	The Board of Quality Income has approved the reorganization of the Fund, currently organized as a Minnesota corporation, into a newly created Massachusetts business trust for purposes of changing the Fund’s domicile.

Q.	Why has Quality Income’s Board recommended the proposal?

A.	The Board of Quality Income believes that the proposed Domicile Change will achieve the following advantages:

—

create savings and operating efficiencies by simplifying the administration and oversight of Quality Income through increased standardization of charter documents among the Nuveen family of funds, most of which are organized as Massachusetts business trusts; and

—	lower expenses through economies of scale associated with compliance by the Nuveen family of funds with Massachusetts law only, rather than both Minnesota and Massachusetts law.

Q.	How will shareholders be impacted by the Domicile Change?

A.	Upon the closing of the Domicile Change, holders of common and preferred shares of Quality Income will receive common and preferred shares of beneficial interest, respectively, of a newly created Massachusetts business trust equal to the number of shares of Quality Income that they owned immediately prior to the closing.

Q.	Does the Domicile Change constitute a taxable event for Quality Income shareholders?

A.	No. The Domicile Change is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Domicile Change.

Q.	What is the timetable for the Domicile Change?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Domicile Change is expected to take effect on such date as Quality Income and the newly created Massachusetts business trust may agree.

Q.	How does the Board recommend that I vote on the Domicile Change?

A.	After careful consideration, the Board of Quality Income has determined that the Domicile Change is in the best interests of Quality Income and recommends that you vote FOR the proposal.

Proposals Regarding the Reorganizations (All Funds)

Q.	What actions has each Fund’s Board approved?

A.	Each Fund’s Board has approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of Nuveen Michigan Dividend Advantage Municipal Fund (“Dividend Advantage”) and Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income”) (each, an “Acquired Fund” and together, the “Acquired Funds”) into the Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”).

Q.	Why has each Fund’s Board recommended these proposals?

A.	Each Fund’s Board has determined that the proposed Reorganization would be in the best interests of its respective Fund. The Acquiring Fund and the Acquired Funds have substantially similar investment objectives and policies, have similar portfolio compositions, and are managed by the same portfolio manager. In light of these similarities, the proposed Reorganizations are intended to reduce fund redundancies and create a single, larger state fund. As a result of the larger size of the combined fund, the proposed Reorganizations are intended to result in lower operating expenses per common share (excluding costs of leverage) and to enhance the secondary trading market for common shares of the Funds, as further discussed below.

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Q.	What are the potential benefits of the Reorganizations to common shareholders?

A.	The investment adviser to the Funds and each Fund’s Board believe that the proposed Reorganizations are expected to offer the following potential benefits to common shareholders of the Funds:

—

Lower fees and operating expenses per common share (excluding costs of leverage) from greater economies of scale as the combined fund’s size results in a lower effective management fee rate based on managed assets and allows fixed operating expenses to be spread over a larger asset base. Although the anticipated total annual operating expenses per common share of the combined fund is expected to be higher for the Acquiring Fund and Premium Income due to the increased levels of leverage in the combined fund, such leverage may produce higher returns for common shares over time.

—

Improved secondary market trading for common shares as the combined fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. The potential for higher common share net earnings and enhanced total returns over time may increase investor interest in the combined fund and lead to higher common share market prices relative to net asset value.

—	Increased flexibility in managing the structure and costs of leverage over time.

Q.	How will preferred shareholders be impacted by the Reorganizations?

A.	Each of the Acquired Funds currently has outstanding shares of either MuniFund Term Preferred Shares (“MTP Shares”) or Variable MuniFund Term Preferred Shares (“VMTP Shares”). Upon the closing of the Reorganizations, preferred shareholders of each Acquired Fund will receive one newly issued preferred share of the Acquiring Fund with substantially identical terms, as of the time of exchange, for each preferred share of the Acquired Fund exchanged therefor. Among other terms, each new series of preferred shares of the Acquiring Fund will have the same mandatory redemption term, liquidation preference and fixed dividend rate or variable dividend rate formula as the Acquired Fund preferred shares exchanged therefor. Features of the preferred shares that vary over time, such as the optional redemption premium with respect to MTP Shares, will reflect the terms that are effectively in place as of the closing of the Reorganizations.

As of the date of the Joint Proxy Statement/Prospectus, the Acquiring Fund and Acquired Funds had similar levels of preferred shares outstanding as a percentage of managed assets. The Acquiring Fund currently has one series of VMTP Shares outstanding, and such shares will remain outstanding following the Reorganizations. Accordingly, following the Reorganizations, the Acquiring Fund will have three series of preferred shares outstanding—two series of VMTP Shares and one series of MTP Shares. There are some differences between MTP Shares and VMTP Shares, which are discussed in the Joint Proxy Statement/Prospectus. With respect to matters requiring all preferred shareholders to vote as a single class, following the Reorganizations preferred shareholders will hold a smaller percentage of the combined funds. Preferred shareholders of the Acquiring Fund and Acquired Funds are expected to benefit from the larger size of the combined fund due to the larger combined fund’s ability to invest in a more diverse pool of securities.

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Q.	Will the Reorganizations impact Fund distributions to common shareholders?

A.	The Reorganizations are not expected to adversely impact distributions to common shareholders and, with respect to common shareholders of the Acquiring Fund and Dividend Advantage, are projected to result in a higher distribution rate. Common shareholders of the Acquiring Fund are expected to experience a higher distribution rate as shareholders of the combined fund as a result of operating expense savings from the combined fund’s size while a higher distribution rate for common shareholders of Dividend Advantage, as shareholders of the combined fund, would be a result of increased earnings from lower fees and operating expenses (excluding the costs of leverage).

Q.	Do the Funds have similar investment objectives and policies?

A.	The Funds have substantially similar investment objectives, policies and risks and are managed by the same portfolio manager. Each Fund invests primarily in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income tax. Each Fund emphasizes investments in investment grade municipal securities. Each Fund is a diversified, closed-end management investment company, and currently engages in leverage through the issuance of preferred shares and through the use of inverse floating rate securities.

Q.	What specific proposals will I be asked to vote on in connection with a proposed Reorganization?

A.	Generally, shareholders of each Fund will be asked to vote on an Agreement and Plan of Reorganization with common shareholders and preferred shareholders voting as a single class and preferred shareholders voting separately. Shareholders of the Acquiring Fund also will be asked to vote on the issuance of common shares in connection with the Reorganizations, with common and preferred shareholders voting as a single class and common shares voting separately.

Shareholders of the Acquiring Fund will be asked to vote on an amendment to the Acquiring Fund’s articles of incorporation (“Acquiring Fund Articles of Incorporation”) to increase the number of authorized preferred shares that the Acquiring Fund is authorized to issue. If shareholders of the Acquiring Fund approve the proposed Domicile Change and the Domicile Change is effected prior to the Reorganizations, approval of the amendment to the Acquiring Fund Articles of Incorporation will not be required to effect the Reorganizations. If shareholders of the Acquiring Fund do not approve the proposed Domicile Change, approval of the amendment to the Acquiring Fund Articles of Incorporation will be required to effect the Reorganizations.

Q.	Will shareholders of the Acquired Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, each Acquired Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for common and preferred shares (MTP Shares or VMTP Shares, as applicable) of the Acquiring Fund, and the assumption by the Acquiring Fund of substantially all of the liabilities of such Acquired Fund. Each Acquired Fund will then be liquidated, dissolved and terminated in accordance with applicable law.

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Acquired Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Acquired Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held as of the close of trading on the business day immediately prior to the closing of the Reorganizations (including for this purpose fractional Acquiring Fund common shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund in exchange for preferred shares held immediately prior to the closing of the Reorganization.

If Acquiring Fund shareholders approve the proposed Domicile Change and the Domicile Change is effected prior to the Reorganizations, shareholders of the Acquired Funds will receive shares of beneficial interest of a newly created Massachusetts business trust. If Acquiring Fund shareholders do not approve the proposed Domicile Change, shareholders of the Acquired Funds will receive shares of the Acquiring Fund.

Q.	Do the Reorganizations constitute a taxable event for the Acquired Fund shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of a Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Reorganizations, each Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. Such a distribution may be taxable to an Acquired Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities are sold in connection with the Reorganizations, an Acquired Fund may realize capital gains or losses. It is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Acquired Fund).

Q.	What will happen if the required shareholder approvals in connection with a Reorganization are obtained for one Fund but not for the other Funds?

A.	The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Principally, shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in the enclosed Joint Proxy Statement/Prospectus with respect to the Reorganizations in order for the Reorganizations to occur. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds do not obtain their requisite shareholder approvals or satisfy their closing conditions. If all the shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

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Q.	Will I have to pay any fees or expenses in connection with the Reorganizations?

A.	The costs of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Common shareholders will indirectly bear the costs of the Reorganizations. The costs of the Reorganizations are estimated to be $180,000 for the Acquiring Fund, $280,000 for Dividend Advantage and $95,000 for Premium Income. Preferred shareholders are not expected to bear any costs of the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) over time for each Fund.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about , 2012 or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganizations?

A.	After careful consideration, the Board has determined that the Reorganizations are in the best interests of each Fund and recommends that you vote FOR your Fund’s proposal(s).

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at (866) 963-5818 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

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We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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            , 2012

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW) NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP) AND NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON             , 2012

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Michigan Quality Income Municipal Fund, Inc. (“Quality Income” or “Acquiring Fund”), and Nuveen Michigan Dividend Advantage Municipal Fund (“Dividend Advantage”) and Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income”) (each, an “Acquired Fund” and together, the “Acquired Funds”), will be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on             ,             , 2012, at     :00     .m., Central time, for the following purposes:

1.	Election of Board Members.

(a)	For Quality Income and Premium Income:

(i)	eight (8) Board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	two (2) Board members to be elected by the holders of preferred shares only, voting separately as a single class. Board members Hunter and Schneider are nominees for election by holders of preferred shares.

(b)	For Dividend Advantage:

(i)	two (2) Class III Board members are to be elected by holders of common and preferred shares, voting together as a single class. Board members Bremner and Evans are nominees for election by all shareholders.

(ii)	two (2) Board members are to be elected by holders of preferred shares only, voting separately as a single class. Board members Hunter and Schneider are nominees for election by holders of preferred shares.

2.	Domicile Change. The shareholders of Quality Income voting as set forth below, for an Agreement and Plan of Reorganization to enable the Fund to change its domicile from a Minnesota corporation to a Massachusetts business trust (the “Domicile Change”).

(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization in connection with the proposed Domicile Change.

(b)	the preferred shareholders voting separately as a single class to approve the Agreement and Plan of Reorganization in connection with the proposed Domicile Change.

3.	Fund Combination Reorganization. The shareholders of each Fund voting as set forth below, for an Agreement and Plan of Reorganization pursuant to which each Acquired Fund would (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

For each Fund:

(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization.

(b)	the preferred shareholders voting separately as a single class to approve the Agreement and Plan of Reorganization.

4.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For Quality Income:

(a)	the common and preferred shareholders voting as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	the common shareholders voting separately as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

5.	Approval of an Amendment to the Acquiring Fund’s Articles of Incorporation.

For Quality Income:

(a)	the common and preferred shareholders voting as a single class to approve an amendment to the Acquiring Fund’s articles of incorporation to increase the number of preferred shares that the Fund is authorized to issue.

(b)	the preferred shareholders voting separately as a single class to approve an amendment to the Acquiring Fund’s articles of incorporation to increase the number of preferred shares that the Fund is authorized to issue.

6.	With respect to each Fund, to transact such other business as may properly come before the Annual Meeting.

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Only shareholders of record as of the close of business on August 13, 2012 are entitled to notice of and to vote at the Annual Meeting or adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

Subject to completion, dated             , 2012

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

AND

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

                    , 2012

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Nuveen Michigan Quality Income Municipal Fund, Inc. (“Quality Income” or “Acquiring Fund”), and Nuveen Michigan Dividend Advantage Municipal Fund (“Dividend Advantage”) and Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income”) (each, an “Acquired Fund” and together, the “Acquired Funds”), each a closed-end management investment company, and preferred shareholders of Dividend Advantage in connection with the solicitation of proxies by each Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” and each Trustee or Director, a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on                 , at         .m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Dividend Advantage is organized as a Massachusetts business trust. Quality Income and Premium Income are each organized as a Minnesota corporation. The enclosed proxy and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about             , 2012. Shareholders of record of the Funds as of the close of business on August 13, 2012 are entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates the proposals of each Fund for which the votes of shareholders are being solicited and which shareholders are solicited to vote with respect to each matter. Except as otherwise noted below, the common shareholders of a Fund vote together with, for Premium Income and Quality Income, the holders of the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”), and for Dividend Advantage, the holders of the Fund’s MuniTerm Preferred Shares (“MTP Shares”). (MTP Shares and VMTP Shares are referred to herein together as the “preferred shares” and the holders of such preferred shares are referred to as “preferred shareholders.”)

Matter		Common Shares	Preferred Shares
For Shareholders of Quality Income,

1(a)(i)	the common and preferred shareholders voting as a single class, to elect eight (8) Board Members,	X	X

1(a)(ii)	the preferred shareholders voting separately as a single class, to elect two (2) Board Members,		X

2(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization in connection with the proposed domicile change,	X	X

2(b)	the preferred shareholders voting separately as a single class to approve the Agreement and Plan of Reorganization in connection with the proposed domicile change,		X

3(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization,	X	X

3(b)	the preferred shareholders voting separately as a single class to approve the Agreement and Plan of Reorganization,		X

4(a)	the common and preferred shareholders voting as a single class, to approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization,	X	X

4(b)	the common shareholders voting separately as a single class to approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization,	X

Matter		Common Shares	Preferred Shares
5(a)	the common and preferred shareholders voting as a single class to approve an amendment to the Fund’s articles of incorporation to increase the number of preferred shares that the Fund is authorized to issue,	X	X

5(b)	the preferred shareholders voting separately as a single class to approve an amendment to the Fund’s articles of incorporation to increase the number of preferred shares that the Fund is authorized to issue.		X

For Shareholders of Dividend Advantage,

1(b)(i)	the common and preferred shareholders voting as a single class, to elect two (2) Class III Board Members,	X	X

1(b)(ii)	the preferred shareholders voting separately as a single class, to elect two (2) Board Members,		X

3(a)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,	X	X

3(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.		X

For Shareholders of Premium Income,

1(a)(i)	the common and preferred shareholders voting as a single class, to elect eight (8) Board Members,	X	X

1(a)(ii)	the preferred shareholders voting separately as a single class, to elect two (2) Board Members,		X

3(a)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,	X	X

3(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.		X

Quality Income and Premium Income are separately soliciting the votes of holders of VMTP Shares on each of the foregoing proposals that require preferred shareholders to vote together with common shareholders as a single class or preferred shareholders to vote separately as a single class through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that

Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on August 13, 2012 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of August 13, 2012, the shares of the Funds issued and outstanding were as follows:

Fund Ticker Symbol*	Common Shares	MTP Shares	MTP Shares Ticker Symbol	VMTP Shares
Acquiring Fund, NUM	11,554,253	—	—	879
Premium Income, NMP	7,605,648	—	—	539
Dividend Advantage, NZW	2,053,086	1,631,300	NZW PrC	—

*	The common shares of Quality Income and Premium Income are listed on the New York Stock Exchange (“NYSE”). The common shares and MTP Shares of Dividend Advantage are listed on NYSE MKT (formerly NYSE Amex). VMTP Shares of Quality Income and Premium Income are not listed on any exchange. Upon the closing of the reorganizations, it is expected that the common shares and MTP Shares of the Acquiring Fund to be issued in the Reorganizations will be listed on the NYSE and NYSE MKT, respectively.

Domicile Change. Quality Income is currently organized as a Minnesota corporation. The proposed change in domicile (the “Domicile Change”) for Quality Income seeks to reorganize the Fund into a newly created Massachusetts business trust (the “Successor Fund”). The Agreement and Plan of Reorganization for the Domicile Change (the “Domicile Agreement”) contemplates: (a) the sale, assignment, conveyance, transfer and delivery of all of the assets of Quality Income in exchange for newly issued common shares and newly issued preferred shares of the Successor Fund (corresponding to the then outstanding preferred shares of Quality Income) and the assumption by the Successor Fund of all of the liabilities of Quality Income; and (b) the subsequent distribution of the newly issued common shares and newly issued preferred shares of the Successor Fund to the shareholders of the corresponding class of Quality Income in complete liquidation and termination of Quality Income. As a result of the Domicile Change, the shareholders of Quality Income would become shareholders of the Successor Fund. The Successor Fund will have the same investment objectives and policies as Quality Income. The Domicile Change is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of Quality Income’s common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of Quality Income’s outstanding preferred shares, voting separately as a single class. The Domicile Change is contingent upon certain conditions being satisfied or waived, including obtaining shareholder approval as set forth above and obtaining certain consents, confirmations and/or waivers from various third parties.

Reorganizations. The proposed reorganizations for the Acquiring Fund and Acquired Funds seek to combine three Funds that have substantially similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds (each, a “Reorganization” and together, the “Reorganizations”). The Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund (the “Agreement”) provides for: (i) the

Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and, with respect to Premium Income, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, and, with respect to Dividend Advantage, newly issued MTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $10 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund; and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund preferred shares received by each Acquired Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with applicable law. The aggregate net asset value of Acquiring Fund common shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Date (as such term is defined on page 58), the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund. Prior to the closing of the Reorganizations, the net asset value of each Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Acquired Fund will receive the same number of Acquiring Fund VMTP or MTP Shares, respectively, having substantially identical terms as the outstanding preferred shares of the Acquired Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in the Reorganizations will equal the aggregate liquidation preference of the corresponding Acquired Fund preferred shares held immediately prior to the Reorganizations.

All preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s existing outstanding preferred shares as to the payment of dividends and as to distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and as to distribution of assets in the event of the Acquiring Fund’s liquidation. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus. If Acquiring Fund shareholders approve the proposed Domicile Change and the Domicile Change closes prior to the Reorganizations, shareholders of the Acquired Funds will receive shares of beneficial interest of the Successor Fund. If Acquiring Fund shareholders do not approve the proposed Domicile Change, shareholders of the Acquired Funds will receive shares of Quality Income.

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund’s common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the Acquired Fund’s outstanding preferred shares, voting separately as a single class. Each Reorganization also is required to be approved by the affirmative vote of the holders of a majority of the Acquiring Fund’s outstanding common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately as a single class. In addition, (i) common and preferred shareholders of the Acquiring Fund voting as a single class, and common shareholders voting separately, are being asked to approve the issuance of

v

additional common shares of the Acquiring Fund in connection with the Reorganizations, and (ii) common and preferred shareholders of the Acquiring Fund voting as a single class, and preferred shareholders voting separately as a single class, are being asked to approve an amendment to the Acquiring Fund’s articles of incorporation (the “Acquiring Fund Articles of Incorporation”) to increase the number of preferred shares the Fund is authorized to issue. If shareholders of the Acquiring Fund approve the proposed Domicile Change and the Domicile Change closes prior to the Reorganizations, approval of the amendment to the Acquiring Fund Articles of Incorporation will not be required to effect the Reorganizations. If shareholders of the Acquiring Fund do not approve the proposed Domicile Change, approval of the amendment to the Acquiring Fund Articles of Incorporation will be required to effect the Reorganizations.

The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Principally, shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganizations in order for the Reorganizations to occur. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares and MTP Shares, 2.30% Series 2015, of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganizations, dated , 2012 (the “Reorganization SAI”); and

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended February 29, 2012; and

(iii)	the audited financial statements and related independent registered public accounting firm’s report for each Acquired Fund contained in the Funds’ Annual Report for the fiscal year ended February 29, 2012.

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and Premium Income are listed on the NYSE. The common shares and MTP Shares of Dividend Advantage are listed on NYSE MKT. It is expected that the common shares of the Acquiring Fund to be issued in each Reorganization will be listed on the NYSE; MTP Shares of the Acquiring Fund to be issued in the Reorganization of Dividend Advantage are expected to be listed on NYSE MKT. VMTP Shares of the Acquiring Fund and Premium Income are not listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Reorganization and MTP Shares with respect to the Reorganization of Dividend Advantage. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

            , 2012

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

AND

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

(SHAREHOLDERS OF EACH FUND)

Quality Income and Premium Income

At the Annual Meeting of each of Quality Income and Premium Income (each, a “Minnesota Fund”), Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents, under normal circumstances, holders of preferred shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. If shareholders of Quality Income approve the Domicile Change proposal, its Board will be divided into three classes, consistent with the Board structure for Dividend Advantage, a Massachusetts business trust, as discussed below.

a.	For each Minnesota Fund:

(i)	eight (8) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of preferred shares only, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of preferred shares.

Dividend Advantage

Pursuant to the organizational documents of Dividend Advantage (the “Massachusetts Fund”), the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For the Massachusetts Fund, under normal circumstances, holders of preferred shares, voting as a separate class, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

b.	For the Massachusetts Fund:

(i)	two (2) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Bremner and Evans have been designated as Class III Board Members and are nominees for election at the Annual Meeting for a term expiring at the 2015 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Stockdale, Stone, Stringer and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of preferred shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of preferred shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Fund, each Board Member was last elected to each Fund’s Board at the annual meeting of shareholders held on November 15, 2011 and adjourned until December 16, 2011.

For the Massachusetts Fund, Board Members Amboian, Kundert and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011 and adjourned until December 16, 2011. Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010; Board Members Bremner and Evans, each of whom are nominees for election by holders of common and preferred shares, were last elected to the Massachusetts Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010. For the Massachusetts Fund, Board Members Hunter and Schneider, who are the nominees for election by the preferred shareholders, were last elected to the Fund’s Board at the annual meeting of shareholders held on November 15, 2011 and adjourned until December 16, 2011.

On January 1, 2011, Ms. Stringer was appointed as a Board Member for each Fund and designated as a Class I Board Member with respect to the Massachusetts Fund.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and have never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005- 2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	220	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	220	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual Board Member until 2012 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	220	Director of Xerox Corporation (since 2004)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	220	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Board Member until 2012 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	220	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	220	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	220	Director, Chicago Board Options Exchange (since 2006)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Governance consultant and non-profit board member; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	220	Previously, Independent Director (1987-2010) and Chair First American Fund Complex (1997-2010)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	220	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominee/Board Member who is an interested person of the Funds

John P. Amboian(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999), formerly, President (1999-2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	220	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, Inc., to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments Inc. and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of January 31, 2012 is set forth in Appendix D. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of January 31, 2012 is set forth in Appendix D. As of January 31, 2012, Board Members and executive officers as a group beneficially owned approximately 1,280,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of August 13, 2012, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Acquired Funds”.

Compensation

Prior to January 1, 2012, each Independent Board Member received a $120,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Independent Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $10,000 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2012, Independent Board Members receive a $130,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year:

	Aggregate Compensation from the Funds(1)
Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Quality Income	$982	$712	$689	$740	$724	$768	$699	$648	$721
Dividend Advantage	168	129	119	129	131	128	128	119	132
Premium Income	587	446	411	447	459	443	443	411	457
Total Compensation from Nuveen Funds Paid to Board Members/Nominees(2)	$329,731	$260,124	$218,576	$244,966	$259,415	$248,033	$245,650	$175,000	$263,891

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Quality Income	$151	$184	$689	$740	$—	$431	$—	$—	$—
Dividend Advantage	—	—	—	—	—	—	—	—	—
Premium Income	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2011 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix F. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix E. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any

Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of

Business at the University of Iowa on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration degree from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National

Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. (since 2008) and as a Managing Partner at Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship and the Mather Foundation, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman.    Robert P. Bremner serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms.    For each Minnesota Fund, currently, all Board Members are elected annually. With respect to Quality Income, if the Domicile Change is approved, the Successor Fund would adopt a staggered board structure and each Board Member would be designated to classes as described for the Massachusetts Fund. For the Massachusetts Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Unless otherwise noted, the following information is as of August 15, 2012.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	118

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	118

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); Managing Director - Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	220

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	220

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	220

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors, Inc.; formerly Senior Vice President (2008-2011) of Nuveen Securities, LLC.	220

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, Inc.; Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	220

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	220

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

PROPOSAL NO. 2—DOMICILE CHANGE

(QUALITY INCOME SHAREHOLDERS ONLY)

General

Quality Income is governed by the 1940 Act as well as by the law of the state of its organization. Quality Income is currently organized as a Minnesota corporation. The proposed Domicile Change for Quality Income seeks to change Quality Income’s organization to a Massachusetts business trust, by reorganizing the Fund into the Successor Fund. The Domicile Agreement, in the form attached as Appendix A, sets forth the terms and conditions of the Domicile Change reorganization. Material provisions of the Domicile Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Domicile Agreement.

If the Domicile Change takes place, Quality Income will adopt a declaration of trust substantially similar to the declarations of trust in effect for other funds in the Nuveen family of funds that are organized as Massachusetts business trusts, including Dividend Advantage. The Board of Quality Income believes that the Domicile Change will achieve savings and operating efficiencies by simplifying the legal administration of the fund through the increased standardization of charter documents among the Nuveen family of funds, most of which are organized as Massachusetts business trusts. Among such potential efficiencies are lower expenses, particularly legal expenses, associated with compliance by the Nuveen family of funds with Massachusetts law only, rather than both Minnesota and Massachusetts law.

As more fully described below, although the Domicile Change is structured as a reorganization, the proposed Domicile Change is not intended to change any investment policies or restrictions, the manner in which the Fund is managed, the portfolio manager of the Fund, the Fund’s Board Members or officers or the Fund’s service providers.

A Massachusetts business trust is established by trustees (who serve the same role as directors of a Minnesota corporation) under a declaration of trust, which sets forth various provisions relating primarily to the authority of the trust to conduct business and the specific rules governing the trust.

The Board of Quality Income considered all material issues associated with the proposed Domicile Change and determined that the Domicile Change is in the best interests of the Fund and that the interests of the existing shareholders of Quality Income would not be diluted with respect to net asset value as a result of the Domicile Change.

If approved by shareholders, the Domicile Change is expected to take effect on such date as Quality Income and the Successor Fund agree (the “Effective Time”). If shareholders of Quality Income do not approve the Domicile Change, the Fund will continue to do business as a Minnesota corporation.

Terms of the Domicile Change

If the Domicile Change is approved by shareholders and the other conditions are satisfied or waived, the Successor Fund will, at the Effective Time, acquire all of the assets of Quality Income. In exchange, the Successor Fund would assume all debts, liabilities, obligations and duties of Quality Income, and the Successor Fund would issue common shares of beneficial interest and preferred shares of beneficial interest of the Successor Fund to Quality Income. The number of Successor Fund common shares to be issued would be equal in number and value to the Quality Income common shares outstanding as of the close of business on the business day immediately preceding the Effective Time. With respect to each series of preferred shares of Quality Income, the number of preferred shares of the corresponding series of the Successor Fund to be issued would be equal in number to the preferred shares of such series of Quality Income outstanding as of the Effective Time.

If and to the extent the Board of Quality Income deems it advisable for federal income tax purposes, the Fund shall make a distribution of net investment income, if any, and net capital gain, if any, immediately prior to the close of business on the business day immediately preceding the Effective Time.

In connection with the Domicile Change, Quality Income, as the sole initial shareholder of the Successor Fund will take the following actions:

(1)    approve the Investment Management Agreement for the Successor Fund on substantially similar terms as Quality Income’s Investment Management Agreement;

(2)    approve the Sub-Advisory Agreement for the Successor Fund on substantially similar terms as Premium Income’s Sub-Advisory Agreement;

(3)    approve the assignment and assumption of the Agreement with respect to Premium Income; and

(4)    elect as Board Members of the Successor Fund the same persons who are Board Members of Quality Income prior to the closing of the Domicile Change, such Board Members to be designated as Class I, Class II or Class III Board Members.

A vote in favor of the Domicile Change will be deemed to authorize Quality Income as the initial shareholder of the Successor Fund to approve all of the foregoing items with respect to the Successor Fund.

Prior to the Effective Time, the Successor Fund will repurchase the initial share held by Quality Income. As soon as practicable after the Effective Time, Quality Income will liquidate and distribute to its common shareholders of record the Successor Fund common shares it receives, and to its preferred shareholders of record the corresponding series of Successor Fund preferred shares it receives. Each common shareholder of Quality Income will receive common shares of the Successor Fund equal in number and value to Quality Income common shares held by such common shareholder as of the close of business on the business day immediately preceding the Effective Time, and each preferred shareholder will receive one preferred share of the corresponding series of the Successor Fund for each preferred share of such series of Quality Income held by such preferred shareholder as of the close of business on the business day immediately preceding the Effective Time.

Following the Domicile Change, common shareholders of Quality Income shares would own common shares of the Successor Fund equal in number and value to Quality Income common shares held as of the close of business on the business day immediately preceding the Effective Time. A common shareholder will therefore acquire the same pro rata interest in the Successor Fund as of the Effective Time of the Domicile Change as that common shareholder had in Quality Income immediately prior to the Domicile Change.

Following the Domicile Change, preferred shareholders of Quality Income would own the same number of the corresponding series of preferred shares of the Successor Fund as he or she held of

Quality Income as of the close of business on the business day immediately preceding the Effective Time of the Domicile Change, and the Successor Fund preferred shares would have rights and preferences substantially similar to those of the corresponding series of preferred shares of Quality Income. Following the Domicile Change, holders of Successor Fund preferred shares would be entitled to receive, on the date that, but for the Domicile Change, would have been the next dividend payment date in respect of the Quality Income preferred shares, dividends accumulated and equal to the amount that would have been paid on such date with respect to the Quality Income preferred shares, but for the Domicile Change.

Under the terms of the Domicile Agreement, the closing of the Domicile Change is conditioned upon (a) the requisite approval by Quality Income’s shareholders, (b) receipt of an opinion substantially to the effect that the Domicile Change will qualify as a reorganization under the Internal Revenue Code of 1986, as amended (the “Code”) and that the preferred shares of the Successor Fund will qualify as equity in the Successor Fund for federal income tax purposes, (c) the absence of legal proceedings challenging the Domicile Change and (d) receipt of certain customary certificates, legal opinions, consents, confirmations and/or waivers from various third parties.

The Domicile Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by such party’s Chief Administrative Officer or the Vice President without further action by the Board. In addition, either party may at its option terminate the Domicile Agreement at or before the Effective Time due to (a) a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or before the Effective Time, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transaction contemplated by the Domicile Agreement is not in the best interests of the party.

Certain Comparative Information about the Successor Fund and Quality Income

As a Massachusetts business trust, the Successor Fund’s operations will be governed by its declaration of trust, by-laws and applicable Massachusetts law. As a Minnesota corporation, Quality Income’s operations are governed by its articles of incorporation, by-laws and applicable Minnesota law. If the Domicile Change is approved, the operations of the Successor Fund will be subject to the provisions of the 1940 Act and the rules and regulations thereunder and applicable state securities laws. Set forth below is a discussion of the major similarities and differences between the Successor Fund and Quality Income.

Investment objectives, policies and general portfolio characteristics.    The investment objectives, policies and general portfolio characteristics of the Successor Fund will not change as a result of the Domicile Change.

Board Members and Officers.    The Board Members and officers of Quality Income serving immediately prior to the Domicile Change will serve in the same capacity for the Successor Fund immediately after the Domicile Change. While the Successor Fund will have the same board members, the Successor Fund has a different board structure than Quality Income. All members of the Board of Quality Income stand for election each year. In contrast, pursuant to the Successor Fund’s by-laws, the board of trustees is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stands for election each year. As a result, it would take three years to elect a new Board of Trustees of the Successor Fund.

Common Shares.    Notwithstanding that the Successor Fund is organized as a Massachusetts business trust and Quality Income is organized as a Minnesota corporation, the common shares of the Successor Fund and Quality Income have similar voting rights and equal rights with respect to the payment of dividends and as to distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. Common shareholders of the Successor Fund and Quality Income do not have dissenters’ rights of appraisal. The terms of the Successor Fund’s Dividend Reinvestment Plan will be identical to the terms of Quality Income’s Dividend Reinvestment Plan immediately prior to the Domicile Change.

Preferred Shares.    The terms of the Successor Fund preferred shares issued pursuant to the Domicile Change will be substantially similar to the terms of the corresponding preferred shares of Quality Income, except that, under Minnesota law, holders of Quality Income preferred shares also have dissenters’ rights of appraisal. Following the Domicile Change, shareholders of Successor Fund preferred shares will not have dissenters’ rights of appraisal.

Investment Management and Sub-Advisory Agreements.    The Investment Management and Sub-Advisory Agreements for the Successor Fund will be substantially the same as those for Quality Income, except for their dates and initial terms, and with respect to the Investment Management Agreement, references to leverage have been updated to reflect the current forms of leverage being used.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

Set forth below is a discussion of the major similarities and differences between the Successor Fund and Quality Income. The summary is based on relevant provisions of applicable Massachusetts law and the Minnesota Business Corporation Act (the “MBCA”) and the operative documents of the Successor Fund and Quality Income, and does not purport to be complete.

General

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust or other charter document. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certainty that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of the Successor Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations also may provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of the Successor Fund contains such provisions.

Massachusetts Business Trusts

The declaration of trust of the Successor Fund provides that the business and affairs of the Fund are managed by the trustees and in construing the provisions of the declaration of trust there is a presumption in favor of a grant of power to the trustees. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive and is binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the material provisions of the Successor Fund’s governing documents.

Shareholder Voting.    The declaration of trust of the Successor Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Successor Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Successor Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Successor Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust contains super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Successor Fund, or its conversion to an open-end investment company under certain circumstances. These provisions of the declaration of trust may not be amended without a vote of two-thirds of the Fund’s shareholders. A vote is not required, however, by shareholders for any transaction whereby the Fund issues shares in connection with the acquisition of assets from any other investment company or similar entity. The declaration of trust of the Successor Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws.

Election and Removal of Trustees.    The declaration of trust of the Successor Fund provides that the trustees determine the size of the board, subject to a minimum of two and a maximum of twelve, and set and alter the terms of office of the trustees, and may make their terms of unlimited duration. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Successor Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Successor Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and, as noted above, any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Successor Fund provides that shareholders have no personal liability for the acts or obligations of the Successor Fund and require the Successor Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Successor Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Successor Fund is not personally liable to any person in connection with the affairs of the Successor Fund, other than to the Successor Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of Quality Income (the “Minnesota Fund”) are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Minnesota Fund’s articles of incorporation contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Minnesota Fund may elect directors at any meeting at which a quorum is present. The MBCA and the Minnesota Fund’s by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The Minnesota Fund’s by-laws state that annual meetings of shareholders are not required and that a special meeting of shareholders may be called by shareholders holding 10% or more of the shares entitled to vote on the matters to be presented at the meeting. The articles of incorporation provide that a director may be removed from office only for cause, and then by a vote of the shareholders holding 66 2/3% of the shares entitled to vote at an election of directors.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of the Minnesota Fund does so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Minnesota Fund provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Minnesota Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the Minnesota Fund’s articles of incorporation, shareholders of the Acquiring Fund have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota Law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Successor Fund and the Minnesota Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Dissenting Shareholders’ Rights of Appraisal

Under Minnesota law, common shareholders of Quality Income do not have dissenters’ rights of appraisal in connection with the Domicile Change because the Fund’s common shares are listed and trade on an exchange. Holders of VMTP Shares of the Minnesota Fund, however, are entitled to assert dissenters’ rights in connection with the Domicile Change and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. Only holders of VMTP Shares of the Minnesota Fund as of the Record Date are entitled to assert dissenters’ rights in connection with the Domicile Change. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Joint Proxy Statement/Prospectus as Appendix G. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix G. Holders of VMTP Shares of the Minnesota Fund should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of VMTP Shares of the Minnesota Fund who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights with respect to the Domicile Change must file a written notice of intent to demand the fair value with the Minnesota Fund before the Annual Meeting. The shareholder must not vote his or her VMTP Shares in favor of the Domicile Agreement. For this purpose, the “fair value” of the shares means the value of the Minnesota Fund VMTP Shares immediately prior to the Effective Time. A written notice of intent to demand the fair value of the Minnesota Fund VMTP Shares should be submitted to the Minnesota Fund addressed to “Secretary, Nuveen Michigan Quality Income Municipal Fund, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.”

This written notice is in addition to and separate from any proxy or vote against the Domicile Agreement. It should specify the shareholder’s name and mailing address, the number of Minnesota Fund VMTP Shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s VMTP Shares. Voting against, abstaining from voting or failing to vote on the Domicile Agreement does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of Quality Income VMTP Shares of record as of the record date for the Annual Meeting, and beneficial owners as of that date who hold VMTP Shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the VMTP Shares that are registered in that shareholder’s name, except where some of the VMTP Shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Minnesota Fund VMTP Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the VMTP Shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Minnesota Fund VMTP Shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the VMTP Shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the Minnesota Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Domicile Agreement. A shareholder’s failure to vote against the Domicile Agreement will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against the Domicile Agreement or a direction to abstain, the proxy will be voted for approval of the Domicile Agreement, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If Quality Income’s shareholders approve the Domicile Agreement, Quality Income will send a notice (the “Notice of Procedure”) to all holders of the Fund’s VMTP Shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes. In order to receive the fair value of the Minnesota Fund VMTP Shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the applicable Reorganization takes effect. Quality Income may establish contingent liabilities for any VMTP Shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Effective Time, the Minnesota Fund shall remit to each dissenting holder of VMTP Shares who has complied with the requirements for asserting dissenters’ rights the amount the Fund estimates to be the fair value of the shares, plus interest, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”). These payments may be subject to withholding taxes.

Quality Income may withhold this payment from a person who was not a holder of the Fund’s VMTP Shares on the date the Domicile Change was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, the Minnesota Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If Quality Income fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where Quality Income is required to pay the fair value of its VMTP Shares plus interest, the interest will accrue commencing five days after the Effective Time up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of Quality Income VMTP Shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to Quality Income of the dissenter’s own estimate of the fair value of the VMTP Shares, plus interest, within 30 days after Quality Income mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by Quality Income.

Petition; Determination

If Quality Income receives a demand based on the dissenter’s own estimate of the fair value of the Minnesota Fund VMTP Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with Quality Income, or file in court a petition requesting that the court determine the fair value of Quality Income VMTP Shares, plus interest. The petition shall be filed in the county in which the registered office of the Minnesota Fund is located (Hennepin County). The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Minnesota Fund. After filing the petition, Quality Income shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of Quality Income VMTP Shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of Quality Income VMTP Shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of Quality Income VMTP Shares. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, previously paid to the dissenter with respect to his or her shares. However, a dissenter shall not be liable to Quality Income for the amount, if any, by which the amount, if any, previously paid to the dissenter exceeds the fair value of the Quality Income VMTP Shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against Quality Income. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that Quality Income has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences

As a condition of closing to the Domicile Change, Quality Income and the Successor Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Domicile Change substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all of the assets of Quality Income to the Successor Fund solely in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of Quality Income, followed by the distribution to Quality Income’s shareholders of all the Successor Fund shares received by Quality Income in complete liquidation of Quality Income as soon as possible thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Successor Fund and Quality Income will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the reorganization.

2.	No gain or loss will be recognized by Quality Income upon the transfer of all of its assets to the Successor Fund solely in exchange for Successor Fund shares and the assumption by the Successor Fund of all of the liabilities of Quality Income or upon the distribution (whether actual or constructive) of all such Successor Fund shares to Quality Income shareholders solely in exchange for such shareholders’ shares of Quality Income in complete liquidation of Quality Income.

3.	No gain or loss will be recognized by the Successor Fund upon the receipt of all Quality Income’s assets solely in exchange for Successor Fund shares and the assumption by the Successor Fund of all the liabilities of Quality Income.

4.	No gain or loss will be recognized by Quality Income shareholders upon the exchange, pursuant to the Domicile Agreement, of all their shares of Quality Income solely for Successor Fund shares.

5.	The aggregate basis of the Successor Fund shares received by each Quality Income shareholder pursuant to the Domicile Change will be the same as the aggregate basis of the Quality Income shares exchanged therefor by such shareholder. The holding period of the Successor Fund shares received by each Quality Income shareholder will include the period during which the Quality Income shares exchanged therefor were held by such shareholder, provided such Quality Income shares are held as capital assets at the Effective Time of the Domicile Change.

6.	The basis of Quality Income’s assets acquired by the Successor Fund will be the same as the basis of such assets to Quality Income immediately before the Effective Time of the

Domicile Change. The holding period of the assets of Quality Income in the hands of the Successor Fund will include the periods during which those assets were held by Quality Income.

In addition, K&L Gates LLP, as special tax counsel to the Successor Fund will deliver an opinion to the Successor Fund, subject to certain representations, assumptions and conditions, to the effect that the Successor Fund preferred shares received in the Domicile Change by the holders of the preferred shares of Quality Income will qualify as equity in the Successor Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Quality Income shareholders who elect dissenters’ rights, (2) the effect of the Domicile Change on Quality Income or the Successor Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes or the transfer thereof under a mark-to-market system of accounting, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. A shareholder who exercises and perfects dissenters’ rights of appraisal generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder’s basis in the VMTP Shares surrendered. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the Effective Time, the holding period for the shares surrendered is more than one year. The deductibility of capital losses is subject to limitations. If, however, the shareholder owns (or constructively owns under certain attribution rules contained in the Code) other shares of Quality Income that are exchanged for Successor Fund shares in the Domicile Change, the cash received could be treated as having the effect of the distribution of a dividend for federal income tax purposes, in which case the shareholder may have dividend income up to the amount of the cash received. In such cases, shareholders should consult their tax advisers to determine the amount and character of the income recognized in connection with the Domicile Change. Any cash received as a result of the exercise of dissenters’ rights may be subject to backup withholding taxes.

Votes Required

The Domicile Change is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of Quality Income’s common shares and VMTP Shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of Quality Income’s outstanding VMTP Shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Domicile Change. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Holders of Quality Income VMTP Shares are separately being asked to approve the Domicile Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the Board does not believe that Quality Income’s preferred shareholders would be materially adversely affected by the Domicile Change, it is possible that there may be insignificant adverse effects (such as any consequences potentially resulting from the change in the Fund’s corporate structure; see “Comparison of Massachusetts Business Trusts and Minnesota Corporations” above).

If the requisite shareholder approvals are not obtained, the Board of Quality Income may take such actions as it deems to be in the best interests of the Fund, including conducting additional solicitations with respect to the proposal or continuing to operate the Fund as a Minnesota corporation.

The Board of Quality Income recommends that shareholders of the Fund vote “FOR” the approval of the Domicile Change.

PROPOSAL NO. 3—REORGANIZATION OF EACH ACQUIRED FUND INTO

THE ACQUIRING FUND (SHAREHOLDERS OF EACH FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus or in the Acquiring Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (the “Acquiring Fund Statement”) attached as Appendix A to the Reorganization SAI.

Background and Reasons for the Reorganizations

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of the Acquired Funds into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of each Fund. The Acquiring Fund and the Acquired Funds have substantially similar investment objectives and policies and similar portfolio compositions. The proposed Reorganizations are intended to enhance the secondary trading market for common shares of the Funds and to result in lower operating expenses (excluding the costs of leverage) as a result of the larger size of the combined fund. Although the anticipated total annual operating expenses per common share of the combined fund is expected to be higher for the Acquiring Fund and Premium Income due to the increased levels of leverage in the combined fund, such leverage may produce higher returns for common shares over time. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund in order for the Reorganizations to occur. The Acquiring Fund also must obtain certain shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganizations in order for the Reorganizations to occur. Additionally, in order for the Reorganization to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 3—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C. substantially to the effect that each proposed Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund preferred shares received in the Reorganizations by holders of the preferred shares of the Acquired Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. Prior to the closing of the Reorganizations, each Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to an Acquired Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities are sold in connection with the Reorganizations, an Acquired Fund may realize capital gains or losses, which may increase or decrease the net capital gain to be distributed by the Acquired Fund. It is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Acquired Fund). It is expected that shareholders of each Acquired Fund who receive Acquiring Fund common shares or preferred shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares being issued.

Comparison of the Acquiring Fund and Each Acquired Fund

General.    Each Fund is a diversified, closed-end management investment company. The common shares of Quality Income and Premium Income are listed on the NYSE. The common shares and MTP Shares of Dividend Advantage are listed on NYSE MKT (formerly NYSE Amex). Upon the closing of the Reorganizations, it is expected that the common shares and MTP Shares of the Acquiring Fund will be listed on the NYSE and NYSE MKT, respectively. Quality Income and Premium Income were organized on July 25, 1991 and August 18, 1992, respectively, as corporations under the laws of the State of Minnesota. Dividend Advantage was organized on June 1, 1999, as a business trust under the laws of the Commonwealth of Massachusetts. The common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting.

The Acquiring Fund currently has outstanding 879 VMTP Shares, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $87,900,000, which will remain outstanding following the completion of the Reorganizations. Dividend Advantage has MTP Shares outstanding, par value of $0.01 per share and liquidation preference of $10 per share. Premium Income has VMTP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $53,900,000. VMTP Shares and MTP Shares are entitled to one vote per share. Preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with outstanding preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, preferred shares of the Acquiring Fund will have priority in all respects to the Fund’s common shares, as to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund MTP Shares to be issued to Dividend Advantage pursuant to its Reorganization will have rights and preferences that are substantially identical, as of the closing of the Reorganization, to those of the outstanding Acquired Fund MTP Shares for which they are exchanged. Among other terms, Acquiring Fund MTP Shares will have the same mandatory redemption term and liquidation preference as the MTP Shares held immediately prior to the Reorganization by preferred shareholders of Dividend Advantage. The MTP Shares to be issued by the Acquiring Fund to Dividend Advantage preferred shareholders will have the same fixed per annum dividend rate as the Dividend Advantage MTP Shares held immediately prior to the Reorganization.

Investment Objectives and Policies.    The Funds have substantially similar investment objectives and policies. For each of Quality Income and Premium Income, the primary investment objective is current income exempt from both regular federal income taxes and Michigan individual income taxes, as well as the Michigan intangibles tax. The secondary investment objective for each of these Funds is to enhance portfolio value relative to the Michigan municipal bond market through investments in tax-exempt Michigan municipal obligations that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Dividend Advantage’s investment objectives are: (i) to provide current income exempt from regular federal and Michigan income tax; and (ii) to enhance portfolio value relative to the Michigan municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Subsequent to the adoption of these objectives, the Michigan intangibles tax was repealed and as a result, the Funds no longer seek income exempt from the intangibles tax.

Under normal circumstances, each Fund invests at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income taxes.

Under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

If a municipal security satisfies the ratings requirements described above at the time of purchase, a Fund will not be required to dispose of the security upon a downgrade.

Each Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions.

Credit Quality.    A comparison of the credit quality of the respective portfolios of the Acquiring Fund and the Acquired Funds, as of February 29, 2012, is set forth in the table below.

Credit Rating	Acquiring Fund	Premium Income	Dividend Advantage	Combined Fund Pro Forma(1)
Aaa/AAA*	23%	12%	19%	19%
Aa/AA	54%	60%	52%	56%
A/A	11%	12%	12%	11%
Baa/BBB	8%	13%	10%	10%
Ba/BB or Lower	3%	3%	3%	3%
Unrated	1%	—	4%	1%

TOTAL	100%	100%	100%	100%

*	Includes securities that are backed by an escrow or trust containing sufficient, U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(1)	Reflects the effect of the Reorganizations.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, and (b) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2012	2011	2010
Asset Coverage Ratio	309.64%	287.66%	295.80%
Regulatory Leverage Ratio(1)	32.30%	34.76%	33.81%
Effective Leverage Ratio(2)	35.07%	36.64%	35.66%

Dividend Advantage	2012	2011	2000
Asset Coverage Ratio	291.80%	269.86%	304.04%
Regulatory Leverage Ratio(1)	34.27%	37.06%	32.89%
Effective Leverage Ratio(2)	37.47%	38.98%	34.97%

Premium Income	2012	2011	2010
Asset Coverage Ratio	317.36%	297.55%	304.13%
Regulatory Leverage Ratio(1)	31.51%	33.61%	32.88%
Effective Leverage Ratio(2)	34.56%	35.54%	34.79%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any structural leverage, are included in effective leverage ratios.

Board Members and Officers.    The Funds have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten (10) trustees or directors, one (1) of whom is an “interested person” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—Board Nominees/Board Members.”

While the Acquiring Fund and Acquired Funds have the same Board Members, the Acquiring Fund and Premium Income (i.e., the Minnesota Funds) have a board structure that is different from the structure for Dividend Advantage (i.e., the Massachusetts Fund). All members of the Board of Directors of each Minnesota Fund stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to the Massachusetts Fund’s by-laws, the Board of Trustees of the Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. However, if shareholders of Quality Income approve the Domicile Change set forth under “Proposal No. 2—Domicile Change”, Quality Income’s board structure will be the same as Dividend Advantage, with staggered multi-year terms.

Investment Adviser.    The Adviser, Nuveen Fund Advisors, is the investment adviser to each Fund and is responsible for investing each Fund’s assets. The Adviser oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $212 billion of assets under management as of June 30, 2012. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds. Nuveen Asset Management, manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management, is a wholly-owned subsidiary of Nuveen Fund Advisors and was appointed as Sub-Adviser effective in January 2011 as part of an internal restructuring of the Adviser.

Each Fund is dependent upon services and resources provided by its Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the investment management agreements.

Pursuant to each Investment Management Agreement, each Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a fund-level component, based only on the amount of managed assets within such Fund. The pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The fund-level fee schedule for each Fund is based upon the average daily managed assets of each Fund as follows:

Management Fee Schedule for each of the Acquiring Fund and Premium Income

Average Daily Managed Assets*	Annual Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

Management Fee Schedule for Dividend Advantage

Average Daily Managed Assets*	Annual Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the services provided pursuant to an investment sub-advisory agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

Due to the increased size of the combined fund, the effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for each of the Acquiring and Acquired Funds. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of February 29, 2012, the complex-level fee rate was 0.1724%.

The complex-level fee rate schedule is as follows:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and the Sub-Advisory Agreement is included in the Fund’s Semi-Annual Report for the period ended August 31, 2011.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Daniel J. Close, CFA has served as the portfolio manager of the Acquiring Fund and each Acquired Fund since 2007. Additional information regarding the portfolio manager’s compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI.

Mr. Close is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation. Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies. He manages 28 Nuveen-sponsored closed-end funds with a total of approximately $4.71 billion under management as of February 29, 2012.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended February 29, 2012, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended February 29, 2012, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Premium Income	Dividend Advantage	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.95%	0.94%	0.99%	0.93%
Interest and Related Expenses from Inverse Floaters and Preferred Shares(3)	0.71%	0.64%	1.69%	0.78%
Other Expenses	0.12%	0.15%	0.39%	0.12%

Total Annual Expenses	1.78%	1.73%	3.07%	1.83%

(1)

“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Acquired Funds for the 12 months ended February 29, 2012, subject to the following adjustments. For the Acquiring Fund and Premium Income, “Interest and Related Expenses from Inverse Floaters and Preferred Shares” reflects annualized interest and related expenses for preferred shares that were outstanding for less than the 12-month period. For the Acquiring Fund and Premium Income,

“Other Expenses” excludes expenses incurred during the 12-month period for auction fees and/or dividend disbursing agent fees associated with auction rate preferred shares that are no longer outstanding. For Dividend Advantage, fee and expense reimbursements that expired during the prior period are not reflected. It is important for you to understand that a decline in a Fund’s average net assets applicable to common shares during the current fiscal year due to recent market volatility or other factors could cause each Fund’s expense ratios for that Fund’s current fiscal year to be higher than the expense information presented.
(2)	The Combined Fund Pro Forma figures assume the consummation of the Reorganizations on February 29, 2012, and reflect average net assets applicable to common shares for the Acquiring Fund and Acquired Funds for the 12-month period ended February 29, 2012. Combined Fund Pro Forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganizations, which are estimated to be $180,000 (0.10%) for the Acquiring Fund, $95,000 (0.09%) for Premium Income and $280,000 (0.95%) for Dividend Advantage.
(3)	“Interest and Related Expenses from Inverse Floaters” arises because accounting rules require the Funds to treat interest paid by trusts issuing certain inverse floating rate investments held by the Funds as having been paid (indirectly) by the Funds. Because the Funds also recognize corresponding amounts of interest income (also indirectly), each Fund’s common share net asset value, net investment income and total return are not affected by this accounting treatment. The actual “Interest and Related Expenses from Inverse Floaters” incurred in the future may be higher or lower. Dividends paid on each Fund’s currently outstanding preferred shares are recognized as interest expense for financial reporting purposes.

Example:    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$18	$56	$96	$209
Premium Income	$18	$54	$94	$204
Dividend Advantage	$31	$95	$161	$338
Combined Fund Pro Forma	$19	$58	$99	$215

Comparative Performance Information

Comparative total return performance for the Funds for periods ended February 29, 2012:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	19.11%	6.04%	6.37%	28.44%	7.30%	6.07%
Premium Income	17.00%	5.83%	6.01%	25.65%	6.76%	6.47%
Dividend Advantage	19.38%	5.53%	6.45%	25.34%	5.01%	5.77%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Because the Funds have substantially similar investment strategies, the principal risks of each Fund are substantially similar. The principal risks of investing in the Acquiring Fund and the Acquired Funds are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations.

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk.    Markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. These conditions resulted, and in many cases continue to result, in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Funds’ municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of your Fund’s portfolio would likely result in a significant decline in the value of your common shares. In addition, illiquidity and volatility in the credit markets may directly and adversely affect distributions on the common shares and preferred shares and/or the liquidity of the Term Redemption Liquidity Account (see “Description of MTP Shares”). This volatility may also impact the liquidity of inverse floating rate securities in your Fund’s portfolio. See “Risk Factors—Inverse Floating Rate Securities Risk.”

In response to the current national economic condition, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by

Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities have and may seek protection under the bankruptcy laws. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value.    Shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to their Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Funds as a vehicle for trading purposes.

Credit and Below-Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser will consider what action, including the sale of the security, is in the best interests of a Fund. Municipal securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment-grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the Adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. As noted above, the secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws, and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow a Fund to continue to qualify as a regulated investment company.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Single State Risk.    Each Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal and Michigan income taxes. Each Fund is therefore more susceptible to adverse political, economic or regulatory events affecting issuers of such securities. The information set forth below is derived from sources that are generally available to investors. The accuracy and completeness of those sources have not been independently verified. There may be significant changes in circumstances altering the economic and budget information since the time the publication of those sources or this Joint Proxy Statement/Prospectus. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (“Michigan,” the “State” or the “State of Michigan”). It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan and that there is no obligation on the part of the State of Michigan to make payment on such local obligations in the event of default.

The Michigan economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. The following three paragraphs are a brief summary of current employment, housing market and personal income statistics in Michigan that are set forth in the “Administration Estimates Michigan Economic and Revenue Outlook,” dated May 16, 2012, prepared by the Michigan Department of Treasury in connection with the May 16, 2012 Consensus Revenue Estimating Conference.

Employment.    Michigan's economy relies heavily on the performance of the manufacturing sector in general and the auto industry specifically. Most of the past decade has been marked by weak manufacturing employment performance, declining vehicle production, continued declines in the market share of General Motors Company, Ford Motor Company and Chrysler Group LLC and continued supply rationalization among vehicle suppliers. As a result, Michigan’s employment performance has been below the national average. However, recently, Michigan’s labor market has improved somewhat. In 2009 Michigan’s unemployment rate rose to 13.4%, but over the past two years the State’s unemployment rate has fallen a combined 3.1% with the majority of the decline (2.4%) occurring in 2011. Michigan’s 2011 unemployment rate stood at 10.3%. As of July 2012, Michigan’s unemployment rate was 9.0%.

Housing Market.    Despite not being one of the major participants in the housing boom, Michigan was hit disproportionately hard from the housing bust due to sharply declining employment. Nevertheless, the State’s housing market has recently seen some signs of improvement. In February 2012, according to Case-Shiller house price measures, the Detroit MSA recorded a 1.5% year-over-year house price increase, compared to a 3.4% average decline for the twenty U.S. metro areas surveyed for the measure. However, the February 2012 Detroit price measure was 45.6% below Detroit’s peak measure (March 2006). In comparison, the 20-city reading was 33.9% below its peak reading (April 2006). As of the first quarter of 2012, Michigan had the seventh worth foreclosure sales rate among the states with one foreclosure for every 162 households.

Personal Income.    After dropping 8.2% in 2009 (the largest decline since 1945), wages and salaries increased 1.7% in 2010 and rose 5.2% in 2011. Michigan personal income fell 5.4% in 2009, marking the first annual Michigan drop since 1958. Michigan personal income increased 3.3% in 2010 and 5.2% in 2011. Increases have slowed over the last three quarters of 2011 reporting 4.3% growth—slightly lower than national income (4.6%) and ranking 31st among the 50 states.

Although significant expenditure cuts and one-time revenues were necessary to balance the Michigan state budget for fiscal 2011, the fiscal year ended with a general fund surplus of $370 million, as revenues came in above expectations. Modest surpluses have been used to help replenish the state’s depleted rainy day fund. For fiscal 2012, Michigan implemented $1.6 billion in expenditure cuts broadly across state programs including health and human services, school funding and local government revenue sharing. In January 2012, the state eliminated its existing business tax system and implemented a flat 6% corporate income tax in its stead. As of May 2012, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively, with stable outlooks and Fitch Ratings rated Michigan general obligation (GO) debt at AA- with a positive outlook.

General obligation bonds issued by Michigan municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Michigan’s manufacturing industry and housing market. Certain Michigan municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenue from which may be insufficient to service the related debt obligations. Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Funds are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by each Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Inverse Floating Rate Securities Risk.    Each Fund can have substantial exposure to municipal inverse floating rate securities, which are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and which represent a leveraged investment in underlying municipal bonds. Typically, an inverse floating rate security represents a residual beneficial interest in a special purpose trust into which a third-party sponsor has deposited municipal bonds, and which issues floating rate securities to short-term investors and inverse floating rate securities to long-term investors such as the Funds. Income on typical inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease, so investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. The value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of its underlying bond due to changes in market interest rates or the bond’s creditworthiness. That multiple is dependent on the ratio of the special purpose trust’s floating rate securities to its inverse floating rate securities, and can exceed three times for more “highly leveraged” trusts. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common net asset value if the underlying bond declines in value, which will make a Fund’s net asset value more volatile.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Inverse floating rate securities have varying degrees of liquidity or illiquidity (liquidity being the ability to raise cash by selling the investment in a timely manner at an attractive price) based in large part upon the liquidity of the underlying bonds deposited in a special purpose trust. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In such circumstances, a Fund may be required to sell securities at inopportune times or prices. Each Fund may be required to sell its inverse floating rate securities or its underlying municipal bonds at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If a Fund has a need for cash and the bonds in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying bond declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. The Funds costs of leverage may pay fixed rates of interest or dividends or may fluctuate with short-term yields. The benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short-term rates rise and a Fund’s leverage costs fluctuate, a Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. A Fund’s cost of leverage includes both the interest rate paid on its borrowings or dividends on preferred shares as well as any ongoing fees and expenses associated with those borrowings or preferred shares. The Fund also bears the costs of borrowing facilities, issuing its shares and refinancing such leverage. To the extent that the Funds issue preferred shares with relatively short terms to redemption, refinancing risk will increase. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a term redemption date, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time. See also “Multiple Series Risk.”

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The amount of fees paid to the Adviser for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets.

Multiple Series Risk.    Following the Reorganizations, the Acquiring Fund will have multiple series of preferred shares outstanding, including both VMTP Shares and MTP Shares. While all preferred shares of the Acquiring Fund will rank equal to each other with respect to the payment of dividends and the distribution of assets upon liquidation, there are some differences between the terms applicable to each series. To the extent that the terms of the various series differ with respect to required asset coverage levels, cure periods or other events affecting the dividend rate or mandatory or optional redemption terms applicable to such series, such events may impact one series of preferred shares differently than another series of preferred shares. In addition, the VMTP Shares are subject to the terms of a privately negotiated Purchase Agreement, which provides the holder of such shares with certain information, consent and other rights.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of a Fund’s investments, its net asset value and MTP Shares may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal or Michigan income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and Michigan income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011 (the “Jobs Act”). If enacted in its proposed form, the Jobs Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from a Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by a Fund. The likelihood of the Jobs Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of the Jobs Act on their investment in a Fund.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, a Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution. See “Proposal No. 3—Information About the Reorganizations—Description of MTP Shares to be Issued by the Acquiring Fund.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s common shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to preferred shareholders may decline.

Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See “—Counterparty Risk” and “—Hedging Risk” and the Reorganization SAI.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001),

war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Reliance on Investment Adviser.    Each Fund is dependent upon services and resources provided by its investment adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. For additional information on the Adviser and Nuveen Investments, see “Proposal No. 3—Comparison of the Acquiring Fund and Each Acquired Fund—Investment Adviser” and “Investment Adviser and Sub-Adviser” in the Reorganization SAI.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, the Adviser and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the Reorganizations with respect to the Acquiring Fund and each Acquired Fund. As noted above, the Acquiring Fund and each Acquired Fund have substantially similar investment objectives, policies and similar portfolio compositions. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will enhance the secondary trading market for common shares of the Funds and will result in lower operating expenses per common shares (excluding the cost of leverage) as a result of the increased size of the combined fund. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Principally, shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganizations in order for the Reorganizations to occur. Each Fund also must obtain certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent on all the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the Reorganizations are not consummated, the Board of each Fund may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganizations

General.    With respect to the Reorganizations, the Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix B, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (with respect to Premium Income’s Reorganization), newly issued MTP Shares, with a par value of $.01 per share and a liquidation preference of $10 per share (with respect to Dividend Advantage’s Reorganization) and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund; and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund preferred shares received by each Acquired Fund to its common and preferred shareholders, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s common shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Acquired Fund will receive the same number of preferred shares having substantially identical terms as the outstanding preferred shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganization. The aggregate liquidation preference of the Acquiring Fund preferred shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund preferred shares held immediately prior to the Reorganization. Preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including the Acquiring Fund preferred shares to be issued in the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares, as to the payment of dividends and distribution of assets in the event of the Acquiring Fund’s liquidation. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Acquired Fund would be combined, and the shareholders of each Acquired Fund would become shareholders of the Acquiring Fund. If Proposals 3, 4 and 5 are approved at the shareholder meeting with respect to each Fund, the closing date is expected to be the close of business on or about            , 2012, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Acquired Fund would terminate its registration as an investment company under the 1940 Act.

The aggregate net asset value of Acquiring Fund common shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Date (as such term is defined on page 58), the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund. See “Proposal No. 3—Information About the Reorganizations—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of Acquiring Fund shareholders. No fractional Acquiring Fund common shares, however, will be issued in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Acquired Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Acquired Fund common shares previously held by the shareholder and exchanged therefor, provided the Acquired Fund shares exchanged therefor were held as capital assets. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Acquired Funds individually.

Following the Reorganizations, each preferred shareholder of an Acquired Fund would own the same number of shares of the Acquiring Fund preferred shares as an Acquired Fund’s preferred shares held by such shareholder immediately prior to the Closing Date, with substantially identical terms, as of the time of the closing of the Reorganizations, to the Acquired Fund preferred shares for which they were exchanged. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares for matters to be voted on as a single class.

The preferred shareholders of an Acquired Fund will receive the following new classes of preferred shares of the Acquiring Fund:

Acquired Fund	Acquired Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Dividend Advantage	MTP Shares, Series 2015 Fixed Dividend Rate: 2.30% Term Redemption Date: December 1, 2015	MTP Shares, Series 2015 Fixed Dividend Rate: 2.30% Term Redemption Date: December 1, 2015

Premium Income	VMTP Shares, Series 2014 $100,000 liquidation value per share Term Redemption Date: August 1, 2014	VMTP Shares, Series 2014 #1 $100,000 liquidation value per share Term Redemption Date: August 1, 2014

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of an Acquired Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of an Acquired Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of an Acquired Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund preferred shares.

Dividends will accumulate on shares of each Acquired Fund’s preferred shares, up to and including the day before the Closing Date occurs and will be paid, together with the dividends then payable in respect of the shares of Acquiring Fund preferred shares to the holders thereof on the Dividend Payment Date (as defined below) in respect of the dividend period of such shares. The first dividend period for the Acquiring Fund preferred shares to be issued in the Reorganizations will commence on the Closing Date and end on the last day of the month in which the Closing Date occurs.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, each Acquired Fund that has undistributed net investment income on undistributed net capital gains is required to declare a distribution, which, together with all previous dividends have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income. Consequently, Acquired Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Acquired Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations, if any.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Acquired Funds’ shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals in this Joint Proxy Statement/Prospectus related to the Reorganizations, (b) the Funds’ receipt of an opinion substantially to the effect that each Reorganization will qualify as a reorganization under the Code, (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. See “Material Federal Income Tax Consequences of the Reorganizations.” Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to outstanding preferred shares, and the Acquiring Fund must obtain confirmation of the requisite ratings on the VMTP and MTP Shares to be issued in the Reorganizations.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”), has determined that the Reorganizations would be in the best interests of the applicable Funds and that the interests of the existing shareholders of the Funds would not be diluted with respect to net asset value as a result of the Reorganizations. The Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

In preparation for a meeting of the Boards held on April 18-19, 2012 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower operating expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar (although not identical). Each Fund invests primarily in municipal securities and other related investments the income from which is exempt from regular federal and Michigan personal income tax. Each Fund also emphasizes investments in investment grade municipal securities. The Boards considered that the portfolio composition of each Fund is similar and considered the impact of the applicable Reorganization on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. The Boards also recognized that each Fund utilizes leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio manager. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser and portfolio manager; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Operating Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganizations, the Boards noted that it was expected that the effective management fee rate (as a percentage of average daily Managed Assets) and net operating expenses per common share (excluding the costs of leverage) of the combined fund would be lower than that of the Acquiring Fund and the Acquired Funds prior to the Reorganizations. It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards noted the Adviser’s position that the greater asset size of the Acquiring Fund may provide greater flexibility in managing the structure and costs of leverage over time. Further, although the anticipated total annual operating expenses per common share of the combined fund are expected to be higher for the Acquiring Fund and Premium Income as a result of additional leverage in the combined fund, such leverage may produce higher returns for common shares over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered that the potential for higher common share net earnings and enhanced total returns over time may increase investor interest in the combined fund and contribute to higher common share market prices relative to net asset value, and the Acquiring Fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganizations.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs between the Acquiring Fund and each Acquired Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time and that preferred shareholders are not expected to bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of an Acquired Fund would own common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares as of the Valuation Date. No fractional common shares of the Acquiring Fund, however, will be issued to shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s common shareholders will receive cash.

With respect to preferred shareholders of the Acquired Funds, preferred shareholders of each Acquired Fund will receive the same number of preferred shares, respectively having substantially identical terms as the outstanding preferred shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund preferred shares held immediately prior to the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund and Premium Income are each organized as a Minnesota corporation and Dividend Advantage is organized as Massachusetts business trust. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. Notwithstanding the foregoing, subsequent to the Meeting, the Board of the Acquiring Fund approved the proposal to effect the Domicile Change for such Fund. If the Domicile Change is approved by shareholders of the Acquiring Fund and closes, then shareholders of the combined fund will be shareholders of a Massachusetts business trust.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Funds as separate Funds in the Nuveen complex.

Conclusion.    The Boards, including the Independent Board Members, approved the Reorganizations, concluding that each Reorganization is in the best interests of the Acquiring Fund and respective Acquired Fund and that the interests of existing shareholders of the Funds will not be diluted with respect to net asset value as a result of the Reorganizations.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of February 29, 2012, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects a pro forma exchange ratio of approximately 0.9404 common shares of the Acquiring Fund issued for each common share of Dividend Advantage, and 0.9497 common shares of the Acquiring Fund issued for each common share of Premium Income. If the Reorganizations are consummated, the actual exchange ratio may vary.

	Acquiring Fund	Dividend Advantage	Premium Income	Pro Forma Adjustments		Combined Fund Pro Forma(1)
MuniFund Term Preferred (MTP) Shares, $10 stated value per share, at liquidation value: 1,631,300 shares outstanding for Dividend Advantage and Combined Fund Pro Forma	$—	$16,313,000	$—	$—		$16,313,000

Variable Rate MuniFund Term Preferred (VMTP) Shares , $100,000 stated value per share, at liquidation value; 879 shares outstanding for Acquiring Fund; 539 shares outstanding for Premium Income; and 1,418 shares outstanding for Combined Fund Pro Forma	$87,900,000	$—	$53,900,000	$—		$141,800,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 11,554,253 shares outstanding for Acquiring Fund; 2,053,086 shares outstanding for Dividend Advantage; 7,605,648 shares outstanding for Premium Income and 20,708,022 shares outstanding for Combined Fund Pro Forma	$115,543	$20,531	$76,056	$(5,050	)(2)	$207,080
Paid-in surplus	161,977,722	28,961,326	106,706,652	(549,950	)(3)	297,095,750
Undistributed (Over-distribution of) net investment income	3,336,932	278,497	2,024,198	(2,225,200	)(4)	3,414,427
Accumulated net realized gain (loss) from investments and derivative transactions	(2,743,158)	(1,218,452)	(1,791,760)	—		(5,753,370)
Net unrealized appreciation (depreciation) of investments and derivative transactions	21,582,606	3,246,925	10,139,853	—		34,969,384

Net assets attributable to common shares	$184,269,645	$31,288,827	$117,154,999	$(2,780,200)		$329,933,271

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.95	$15.24	$15.40			$15.93
Authorized shares:
Common	200,000,000	Unlimited	200,000,000			200,000,000
Preferred	1,000,000	Unlimited	1,000,000			1,000,000	(5)

(1)	The pro forma balances are presented as if the Reorganizations were effective as of February 29, 2012, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about , 2012, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 1,930,622 Acquiring Fund common shares in exchange for the net assets of Dividend Advantage and 7,223,147 Acquiring Fund common shares in exchange for the net assets of Premium Income. These numbers are based on the net asset values of the Acquiring Fund and Acquired Funds as of February 29, 2012, adjusted for estimated Reorganization costs, the effect of the required sale of securities and distributions, if any.
(3)	Includes the impact of estimated total Reorganization costs of $555,000, which will be borne by the shareholders of the Acquiring Fund, Dividend Advantage and Premium Income in the amounts of $180,000, $280,000 and $95,000, respectively.
(4)	Figures assume Dividend Advantage and Premium Income make net investment income distributions of $248,935 and $1,976,265, respectively.
(5)	The number of authorized preferred shares for the combined fund will be increased prior to the closing of the Reorganizations, either by approval of shareholders of the Acquiring Fund of the amendment to the Acquiring Fund’s Articles of Incorporation or of the Domicile Change for the Acquiring Fund.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $555,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs. The expenses of the Reorganizations (whether or not consummated) will be allocated between the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations and paid out of such Fund’s net assets. These estimated expenses will be borne by the Acquiring Fund, Dividend Advantage and Premium Income in the amounts of $180,000, $280,000 and $95,000, respectively. Preferred shareholders are not expected to bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the estimate above.

Reorganization expenses have been or will be expensed prior to the Closing Date. Management of the Funds expects that increased common net earnings resulting from reduced operating expenses (excluding costs of leverage) due to economies of scale should allow the recovery of the projected costs of each Reorganization within approximately ten months after the Closing Date with respect to each Fund. In addition, management of the Funds expects that additional benefits to common shareholders may arise as a result of the Reorganizations by virtue of changes in the embedded yield, increased flexibility in managing leverage costs and potential distribution increases.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of Dividend Advantage, shareholders of the Fund do not have dissenters’ rights of appraisal with respect to the Fund’s Reorganization.

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of Quality Income and Premium Income are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of each of Quality Income and Premium Income, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund, followed by the distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the

Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to such Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VMTP and MTP Shares received in the Reorganizations by the holders of the VMTP and MTP Shares of the Acquired Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders who elect dissenters’ rights, (2) the effect of a Reorganization on (A) an Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If an Acquired Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Acquired Fund shares surrendered therefor if such Acquired Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the date of its Reorganization, each Acquired Fund will declare a distribution to its common shareholders, which together with all previous distributions to preferred and common shareholders, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the date of its Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Acquired Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use the Acquired Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of February 29, 2012, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Premium Income	Dividend Advantage
Capital loss carryforwards	$2,327,226	$1,595,878	$1,161,556

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Premium Income	Dividend Advantage
Expiration Date:
February 28, 2017	$—	$9,738	$327,197
February 28, 2018	$2,327,226	$1,586,140	$834,359

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, the shareholders of an Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of an Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of the Acquired Fund’s common shares and the preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Acquired Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Each Reorganization also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding common shares and the preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. In addition, the Acquiring Fund’s common shareholders entitled to vote on the matter, voting separately, and the Acquiring Fund’s common and preferred shareholders entitled to vote on the matter, voting together as a single class, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. See “Proposal No. 4—Approval of Issuance of Additional Common Shares of Acquiring Fund” for a description of the votes required for such share issuance. In addition, the Acquiring Fund’s preferred shareholders entitled to vote on the matter, voting separately, and the Acquiring Fund’s common and preferred shareholders entitled to vote on the matter, voting together as a single class, are being asked to approve an amendment to the Acquiring Fund’s Articles of Incorporation in connection with the Reorganizations. See “Proposal No. 5—Approval of Amendment to Acquiring Fund’s Articles of Incorporation” for a description of the votes required for such share issuance.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations, the issuance of additional common shares of the Acquiring Fund and the amendment to the Acquiring Fund Articles of Incorporation. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the Funds’ preferred shareholders would be materially adversely affected by the Reorganizations, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the Acquiring Fund preferred shares issued pursuant to a Reorganization is slightly more or less than the asset coverage with respect to the shares of Acquired Fund VMTP or MTP Shares for which they are exchanged). Each Fund is seeking approval of the Agreement by the holders of that Fund’s preferred shares.

The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to each of the Reorganizations in order for the Reorganizations to occur. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, if one or more of the other Funds do not obtain their requisite shareholder approvals or satisfy their closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. VMTP Shares are issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for a Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares Issued by the Acquiring Fund; Comparison to Acquired Funds

General

As a general matter, the common shares of the Acquiring Fund and each Acquired Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation with respect to their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Furthermore, the provisions set forth in the Acquiring Fund Articles of Incorporation, are substantially similar to the provisions of each Acquired Fund’s declaration of trust or articles of incorporation, as applicable, and each contain, among other things, similar super-majority voting provisions, as described under “Additional Information about the Funds—Certain Provisions in the Acquiring Fund Articles of Incorporation”. Similarly, if shareholders of the Acquiring Fund approve the Domicile Change proposal, the Successor Fund’s declaration of trust will contain substantially the same provisions as the declaration of trust of Dividend Advantage. The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page vii.

The Acquiring Fund Articles of Incorporation authorize 200,000,000 common shares, par value $0.01 per share. If the Reorganizations are approved, the Acquiring Fund will issue additional common shares at the Closing Date to the common shareholders of each Acquired Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Acquired Fund (net of the liquidation preference and accumulated and unpaid dividends of any Acquired Fund preferred shares) that are transferred in the Reorganization, in each case as of the Valuation Date.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. All the Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions

The Funds have identical dividend policies with respect to the payment of dividends on their common shares. As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to common shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, common shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and “Tax Matters” in the Reorganization SAI.

So long as preferred shares are outstanding, common shareholders will not be entitled to receive any dividends or distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution would be at least 200% after giving effect to the dividend or distribution.

Dividend Reinvestment Plan

Generally, the terms of the Acquiring Fund’s dividend reinvestment plan (the “Plan”) are identical to the terms of each Acquired Fund’s dividend reinvestment plan. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following table sets forth the high and low sales prices for each Fund’s common shares as reported on the consolidated transaction reporting system for the periods indicated.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
May 2012	$15.65	$14.50	$16.09	$15.65	-2.14%	-7.58%
February 2012	$15.70	$14.19	$16.00	$15.15	-1.44%	-7.43%
November 2011	$14.29	$13.71	$15.35	$14.93	-5.68%	-10.24%
August 2011	$13.85	$13.00	$15.17	$14.67	-5.92%	-14.08%
May 2011	$13.36	$12.64	$14.64	$13.97	-7.20%	-10.37%
February 2011	$13.40	$12.25	$14.69	$13.56	-6.46%	-11.94%
November 2010	$14.68	$12.99	$15.49	$14.34	-4.55%	-10.93%
August 2010	$14.61	$13.50	$15.51	$14.74	-3.72%	-8.41%
May 2010	$13.57	$12.94	$14.97	$14.60	-9.11%	-12.30%

	Premium Income
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
May 2012	$15.08	$14.12	$15.60	$15.17	-1.83%	-7.04%
February 2012	$14.95	$13.85	$15.46	$14.74	-2.92%	-7.75%
November 2011	$13.85	$13.42	$14.94	$14.56	-5.89%	-9.52%
August 2011	$13.64	$12.87	$14.79	$14.35	-5.22%	-12.80%
May 2011	$13.30	$12.47	$14.34	$13.76	-6.67%	-10.01%
February 2011	$13.11	$12.01	$14.30	$13.21	-5.41%	-11.35%
November 2010	$14.10	$12.61	$14.95	$14.01	-5.19%	-12.37%
August 2010	$14.12	$13.07	$14.95	$14.40	-3.88%	-10.17%
May 2010	$13.04	$12.54	$14.58	$14.28	-9.97%	-12.92%

	Dividend Advantage
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
May 2012	$14.48	$13.57	$15.39	$14.89	-5.30%	-8.99%
February 2012	$14.38	$13.36	$15.32	$14.43	-5.39%	-8.77%
November 2011	$13.55	$12.95	$14.68	$14.27	-6.10%	-11.09%
August 2011	$13.23	$12.44	$14.49	$13.98	-5.85%	-13.97%
May 2011	$12.76	$12.14	$13.97	$13.30	-7.42%	-9.90%
February 2011	$12.95	$11.59	$14.03	$12.85	-6.67%	-11.78%
November 2010	$14.22	$12.40	$14.78	$13.73	-3.13%	-11.05%
August 2010	$14.12	$12.80	$14.79	$14.18	-2.22%	-9.84%
May 2010	$12.94	$12.45	$14.37	$14.05	-8.81%	-12.63%

On August 13, 2012, the closing sale prices of the Acquiring Fund and Premium Income and Dividend Advantage common shares were $15.66, $14.94, and $14.50, respectively. These prices represent a discount to net asset value of the Acquiring Fund, Premium Income and Dividend Advantage of 2.97%, 4.60% and 6.33%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of the MTP Shares to be Issued by the Acquiring Fund

The following is a brief description of the terms of the MTP Shares of the Acquiring Fund to be issued to Dividend Advantage pursuant to the Agreement. The terms of the Acquiring Fund MTP Shares to be issued pursuant to the Reorganization will be substantially identical, as of the time of the exchange, to the outstanding MTP Shares of Dividend Advantage for which they are exchanged. The MTP Shares of Dividend Advantage will be exchanged for a new series of Acquiring Fund MTP Shares having the same fixed per annum dividend rate, mandatory redemption term and liquidation preference as the Acquired Fund MTP Shares held by preferred shareholders immediately prior to the Reorganization. Features of the preferred shares that vary over time, such as the optional redemption premium with respect to MTP Shares, will reflect the terms that are effectively in place as of the closing of the Reorganization. The description set forth below assumes that the Reorganization will be consummated and that the Acquiring Fund will issue Acquiring Fund MTP Shares to Dividend

Advantage pursuant to the Agreement. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Acquiring Fund Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (the “Statement”) attached as Appendix A to the Reorganization SAI. Capitalized terms used but not defined herein have the meanings given them above or in the Statement.

General

The Acquiring Fund Articles of Incorporation currently authorize the issuance of 1,000,000 preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. Shareholders of the Acquiring Fund are being asked to approve an amendment to the Acquiring Fund Articles of Incorporation to increase the number of authorized preferred shares in the event that shareholders of the Acquiring Fund do not approve the Domicile Change proposal. See “Proposal No. 5—Approval of Amendment to Acquiring Fund Articles of Incorporation.” On the Closing Date, the Acquiring Fund will issue to Dividend Advantage that number of shares of MTP Shares equal to the number of shares of MTP Shares of Dividend Advantage that are outstanding immediately prior to the Reorganization. All MTP Shares have a liquidation preference of $10 per share (“Liquidation Preference”) plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) on such shares. The aggregate liquidation preference of the Acquiring Fund MTP Shares received by Dividend Advantage in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund MTP Shares held by preferred shareholders of Dividend Advantage immediately prior to the Reorganization. Upon issuance in accordance with the Agreement, the Acquiring Fund MTP Shares will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. The Acquiring Fund MTP Shares issued pursuant to the Agreement will rank equally with shares of all other outstanding MTP Shares and with any other series of preferred shares of the Acquiring Fund outstanding as of the Closing Date or that might be issued in the future, as to payment of dividends and the distribution of the Acquiring Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The MTP Shares and all other preferred shares of the Acquiring Fund are senior as to dividends and as to distribution of assets upon liquidation to the Acquiring Fund’s common shares. The Acquiring Fund may issue additional series of preferred shares in the future, including series that will be classified as VMTP Shares or MTP Shares, and any such series, together with the outstanding preferred shares, are herein collectively referred to as “preferred shares.” Except in certain limited circumstances, holders of MTP Shares will not receive certificates representing their ownership interest in such shares, and the MTP Shares will be represented by a global certificate to be held by the Securities Depository for the MTP Shares. The Depository Trust Company will initially act as Securities Depository with respect to the MTP Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods of MTP Shares. The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, the Board, out of funds legally available for payment and in preference to dividends and distributions on common shares of the Acquiring Fund, calculated separately for each dividend period for such MTP Shares at the Dividend Rate (as defined below) for such MTP Shares in effect during such dividend period, on an amount equal to the Liquidation Preference for such MTP Shares. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Acquiring Fund Articles of Incorporation, and to the extent available, in preference to and priority over any dividend declared and payable on the common shares.

Fixed Dividend Rate.    Each series of MTP Shares has a “Fixed Dividend Rate” as set forth in the Statement for that series. The Fixed Dividend Rate for MTP Shares may be adjusted in certain circumstances, including a change in the credit rating of such MTP Shares and/or upon the occurrence of certain events resulting in a “Default Period” (as defined below) (the Fixed Dividend Rate as it may be adjusted is referred to as the “Dividend Rate”). The Acquiring Fund MTP Shares issued to Dividend Advantage Fund pursuant to the Agreement will have the same Fixed Dividend Rate as the outstanding Acquired Fund MTP Shares exchanged therefor.

Payment of Dividends and Dividend Periods.    Dividends on the MTP Shares will be payable monthly. The first dividend period for Acquiring Fund MTP Shares issued pursuant to the Agreement will commence on the Closing Date and end on the last day of the month including the Closing Date, and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares) (each, a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December (each payment date, a “Dividend Payment Date”). Except for the first Dividend Period for the Acquiring Fund MTP Shares issued pursuant to the Agreement, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of Acquiring Fund at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books at the close of business on the 15th day of the month following the Closing Date or such later date as determined by the Board. Dividends payable on any MTP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month. On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Adjustment to Fixed Dividend Rate—Ratings.    So long as MTP Shares of a series are rated on any date AAA by S&P, Aaa by Moody’s or AAA by Fitch, the Dividend Rate shall be equal to the Fixed Dividend Rate. If the highest credit rating assigned on any date to outstanding MTP Shares by any of S&P, Moody’s or Fitch is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MTP Shares for such date will be computed or adjusted by multiplying the Fixed Dividend Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such outstanding MTP Shares by any such rating agency as set forth in the table below.

Dividend Rate Adjustment Schedule

S&P	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	A1 to A3	A+ to A-	125%
BBB+ to BBB-	Baa1 to Baa3	BBB+ to BBB-	150%
BB+ and lower	Ba1 and lower	BB+ and lower	200%

If no rating agency is rating an outstanding series of MTP Shares, the Dividend Rate applicable to the MTP Shares for such date shall be adjusted by multiplying the Fixed Dividend Rate for such shares by 200%. The Board of the Acquiring Fund has the right to terminate the designation of any of S&P, Moody’s and Fitch as a rating agency of MTP Shares, provided that at least one rating agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated rating agency, to the extent it would have been taken into account in any of the provisions of the MTP Shares that are described in this Joint Proxy Statement/Prospectus or included in the Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account. If a rating agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Fixed Dividend Rate.

Adjustment to Fixed Dividend Rate—Default Period.    The Dividend Rate will be adjusted to the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MTP Shares will commence on a date the Acquiring Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities (as defined below) sufficient to pay the full amount of any dividend on Acquiring Fund MTP Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Redemption and Paying Agent for MTP Shares will be State Street Bank and Trust Company, Canton, Massachusetts. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum. No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to the willful failure of the Acquiring Fund) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Acquiring Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit

Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) securities that constitute municipal securities as described in this prospectus, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of income that is exempt from federal income taxes (“Municipal Obligations”) that have credit ratings from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms; (iv) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest principally in Municipal Obligations, U.S. Government Obligations or any combination thereof; or (v) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Acquiring Fund does not intend to establish any reserves for the payment of dividends. All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MTP Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Acquiring Fund MTP Shares as their names appear on the registration books of the Acquiring Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Acquiring Fund MTP Shares as their names appear on the registration books of the Acquiring Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MTP Shares which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.” Upon failure to pay dividends for at least two years, the holders of MTP Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MTP Shares upon any failure to pay dividends on MTP Shares.

Distributions with Respect to Taxable Allocations

Holders of MTP Shares will be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations (as defined below) that are paid with respect to such shares in accordance with one of the procedures described in the following three paragraphs as set forth below.

Each year, the Acquiring Fund will allocate exempt interest dividends, ordinary income dividends, and capital gain distributions between its common shares and preferred shares, in proportion to the total dividends paid to each class during or with respect to such year. The Acquiring Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for MTP Shares of the amount of a Taxable Allocation that will be made in respect of such MTP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of MTP Shares for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments (as defined below) to be paid in respect of such Taxable Allocation. If the Acquiring Fund provides a Notice of Taxable Allocation with respect to dividends payable on MTP Shares for a Dividend Period, the Acquiring Fund will, in addition to and in conjunction with the payment of such dividends payable, make a supplemental distribution in respect of each MTP Share for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MTP Share for such Dividend Period. In general, the Acquiring Fund intends to provide Notices of Taxable Allocations as contemplated by this paragraph.

If the Acquiring Fund does not provide a Notice of Taxable Allocation as provided above with respect to a Taxable Allocation that is made in respect of MTP Shares, the Acquiring Fund may make one or more supplemental distributions on such MTP Shares equal to the amount of such Additional Amount Payment. Any such supplemental distribution in respect of such shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of such preferred shares as their names appear on the registration books of the Acquiring Fund on such date, not exceeding 15 calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board.

If in connection with a redemption of MTP Shares, the Acquiring Fund makes a Taxable Allocation without having either given advance notice thereof or made one or more supplemental distributions as described above, the Acquiring Fund will direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each holder of such shares at such holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund will not be required to pay Additional Amount Payments with respect to any Acquiring Fund MTP Shares with respect to any net capital gains or other taxable income determined by the IRS to be allocable in a manner different from the manner used by the Acquiring Fund. The term “Taxable Allocation” as used above means, with respect to MTP Shares, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such shares. The term “Additional Amount Payment” means a payment to a holder of MTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Additional Amount Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such holder. Such Additional Amount Payment will be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of Acquiring Fund MTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each holder of MTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and distributions will be declared or paid on MTP Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of preferred shares (including shares of series of MTP Shares) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of preferred shares. If full cumulative dividends and distributions due have not been declared and paid on all outstanding shares of preferred shares of any series, any dividends and distributions being declared and paid on MTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred shares on the relevant dividend payment date. No holders of MTP Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Statement.

For so long as any preferred shares are outstanding, the Acquiring Fund will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common stock of the Acquiring Fund) in respect of the common shares of the Acquiring Fund, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common shares, or (z) pay any proceeds of the liquidation of the Acquiring Fund in respect of such common shares, unless, in each case, (A) immediately thereafter, the Acquiring Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act, (B) all cumulative dividends and distributions of shares of all series of MTP Shares of the Acquiring Fund and all other series of preferred shares ranking on a parity with the MTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred shares for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Acquiring Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding MTP Shares of any series to be redeemed pursuant to a Term Redemption or Asset Coverage or Effective Leverage Mandatory Redemption (as those terms are defined below) resulting from the failure to comply with the Asset Coverage or Effective Leverage Ratio as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Acquiring Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of preferred shares ranking on a parity with MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Acquiring Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of preferred shares for which all accumulated and unpaid dividends and distributions have not been paid.

Under the 1940 Act, the Acquiring Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Acquiring Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). The Statement provides for a higher Asset Coverage (as defined for purposes of the MTP Shares) of at least 225% instead of 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Acquiring Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, or any extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Acquiring Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. Pursuant to its fundamental policies, the Acquiring Fund may not issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If the Acquiring Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, MTP Shares may become subject to mandatory redemption as provided below. Asset Coverage means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For purposes of this determination, no MTP Shares or other preferred shares shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either (A) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such preferred shares and the requisite notice of redemption for such preferred shares (or the portion thereof to be redeemed) shall have been given or (B) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been segregated by the Acquiring Fund and its custodian from the assets of the Acquiring Fund in the same manner as described under “—Term Redemption Liquidity Account and Liquidity Requirement” below with respect to the Liquidity Requirement applicable to the Acquiring Fund MTP

Shares. In such event, the Deposit Securities or other sufficient funds so deposited or segregated shall not be included as assets of the Acquiring Fund for purposes of the computation of Asset Coverage.

Effective Leverage Ratio

For so long as MTP Shares of a series are outstanding, the Acquiring Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided below. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Acquiring Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MTP Shares, for which the Acquiring Fund has delivered Deposit Securities or sufficient funds to the paying agent for such Preferred Shares or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Acquiring Fund that correspond to the associated inverse floating rate securities owned by the Acquiring Fund; divided by the sum of (A) the market value (determined in accordance with the Acquiring Fund’s valuation procedures) of the Acquiring Fund’s total assets (including amounts attributable to senior securities), less the amount of the Acquiring Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities) and (B) the aggregate principal amount of floating rate securities not owned by the Acquiring Fund that correspond to the associated inverse floating rate securities owned by the Acquiring Fund.

Term Redemption

The Acquiring Fund shall redeem all the shares of each series of MTP Shares on the date specified for that series in the Statement (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”). The Term Redemption Date of each series of Acquiring Fund MTP Shares issued to Dividend Advantage pursuant to the Agreement will be December 1, 2015.

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio

Asset Coverage.    If the Acquiring Fund fails to have Asset Coverage of at least 225% as provided in the Statement on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Acquiring Fund shall, to the extent permitted by the 1940 Act and Minnesota law, fix a redemption date and proceed to redeem the number of shares of preferred shares as described below in accordance with the terms of such preferred shares. In the case of the MTP Shares, the redemption price is equal to the Liquidation Preference per Share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board (the “Mandatory Redemption Price”). The Acquiring Fund will redeem out of funds legally available the number of shares of preferred shares (which may include at the sole option of the Acquiring Fund any number or proportion of MTP Shares) equal to the lesser of (i) the minimum number of shares of MTP Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Acquiring Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of MTP Shares that can be redeemed out of funds expected to be legally available in accordance with the Acquiring Fund Articles of Incorporation and applicable law. Notwithstanding the foregoing sentence, in the event that shares of MTP Shares are redeemed pursuant to the Statement, the Acquiring Fund may at its sole option, but is not required to, redeem a sufficient number of MTP Shares that, when aggregated with other shares of preferred shares redeemed by the Acquiring Fund, permits the Acquiring Fund to have with respect to the shares of preferred shares (including MTP Shares) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Acquiring Fund will effect a redemption on the date fixed by the Acquiring Fund, which date will not be later than 30 calendar days after the Asset Coverage Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of MTP Shares and other shares of preferred shares that have been designated to be redeemed or the Acquiring Fund otherwise is unable to effect such redemption on or prior to 30 calendar days after the Asset Coverage Cure Date, the Acquiring Fund will redeem those MTP Shares and other shares of preferred shares that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable.

Effective Leverage Ratio.    If the Acquiring Fund fails to comply with the Effective Leverage Ratio (as defined above) requirement as of the close of business on any Business Day on which such compliance is required to be determined and such failure is not cured as of the close of business on a date that is 30 calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Acquiring Fund will within 30 days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio not to exceed 50% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Acquiring Fund and/or the inverse floating rate securities owned by the Acquiring Fund, including the purchase, sale or retirement thereof, (B) to the extent permitted by the 1940 Act and Minnesota law, redeeming in accordance with the Acquiring Fund Articles of Incorporation a sufficient number of shares of preferred shares, which at the Acquiring Fund’s sole option may include any number or proportion of MTP Shares, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B). Any MTP Shares so redeemed will be redeemed at a price per share equal to the Mandatory Redemption Price. On the Redemption Date for a redemption contemplated by clause (B) in the paragraph above, the Acquiring Fund will not redeem more than the maximum number of shares of preferred shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Acquiring Fund Articles of Incorporation and applicable law. If the Acquiring Fund is unable to redeem the required number of MTP Shares and other shares of preferred shares that have been designated to be redeemed in accordance with clause (B) in the paragraph above due to the unavailability of legally available funds, the Acquiring Fund will redeem those MTP Shares and other shares of preferred shares that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares of a series are to be redeemed pursuant to the mandatory redemption provisions above, the number of MTP Shares of such series to be redeemed will be selected either (A) pro rata among the outstanding MTP Shares of such series, (B) by lot or (C) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable.

Optional Redemption.    The period from the date of the original issue to the date that the MTP Shares are subject to an optional redemption, if any, is referred to herein as the “Non-Call Period.” On any Business Day following the expiration of the Non-Call Period for MTP Shares or on any Business Day during any period during which the MTP Shares are rated A+ or lower by S&P, A1 or lower by Moody’s and A+ or lower by Fitch (a “Rating Downgrade Period”) for MTP Shares, including a Business Day during the Non-Call Period for such MTP Shares (any such Business Day, an “Optional Redemption Date”), the Acquiring Fund may redeem in whole or from time to time in part outstanding MTP Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium per share (the “Optional Redemption Price”). For the Acquiring Fund MTP Shares issued to Dividend Advantage pursuant to the Agreement, the Non-Call Period is not applicable so that the terms of Acquiring Fund MTP Shares are substantially identical, as of the time of the exchange, to the Acquired Fund MTP Shares. The “Optional Redemption Premium” with respect to each MTP Share will be an amount equal to 0.00% of the Liquidation Preference. If fewer than all of the outstanding shares of a series of MTP Shares are to be redeemed pursuant to the optional redemption provisions above, the shares of such series of MTP Shares to be redeemed will be selected either (i) pro rata among such series of MTP Shares, (ii) by lot or (iii) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable. Subject to the provisions of the Statement and applicable law, the Acquiring Fund’s Board will have the full power and authority to prescribe the terms and conditions upon which MTP Shares will be redeemed from time to time. The Acquiring Fund may not on any date deliver a notice of redemption to redeem any MTP Shares pursuant to the optional redemption provisions described above unless on such date the Acquiring Fund has available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of Acquiring Fund MTP Shares by reason of the redemption of such MTP Shares on such Optional Redemption Date.

Redemption Procedures.    The Acquiring Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the Securities and Exchange Commission or its staff.

If the Acquiring Fund shall determine or be required to redeem, in whole or in part, MTP Shares of a series, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first-class mail, postage prepaid or by electronic means to the holders of such MTP Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Acquiring Fund, to promptly do so by overnight delivery, by first-class mail or by electronic means. A Notice of Redemption will be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the series and number of MTP Shares to be redeemed; (iii) the CUSIP number(s) of such MTP Shares; (iv) the applicable Redemption Price of MTP Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such

MTP Shares (properly endorsed or assigned for transfer, if the Board of the Acquiring Fund will so require and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on MTP Shares to be redeemed will cease to accumulate from and after the Redemption Date; and (vii) the provisions of the Statement under which such redemption is made. If fewer than all MTP Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of MTP Shares to be redeemed from such holder or the method of determining such number. The Acquiring Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to a Statement that such redemption is subject to one or more conditions precedent and that the Acquiring Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Acquiring Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Acquiring Fund), the Acquiring Fund will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the Acquiring Fund MTP Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of Acquiring Fund MTP Shares called for redemption on the Redemption Date. The Acquiring Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same-day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by the Acquiring Fund for purposes of redemption of MTP Shares, all rights of the holders of MTP Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such MTP Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends thereon in accordance with the terms of the MTP Shares up to (but excluding) the applicable Redemption Date). The Acquiring Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of MTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Acquiring Fund, after which the holders of MTP Shares so called for redemption shall look only to the Acquiring Fund for payment of the Redemption Price. The Acquiring Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of MTP Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such Acquiring Fund MTP Shares to the Acquiring Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all MTP Shares represented by such certificate(s), a new certificate representing MTP Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, the Acquiring Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and shares of other series of preferred shares ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Acquiring Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, provided that the Acquiring Fund will not be prevented from the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of preferred shares for which all accumulated and unpaid dividends and distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Acquiring Fund in accordance with the Acquiring Fund Articles of Incorporation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Acquiring Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any preferred shares, dividends may be declared and paid on such preferred shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such preferred shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

The Acquiring Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the MTP Shares, provided that such modification does not materially and adversely affect the holders of MTP Shares or cause the Acquiring Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to the Liquidity Account Initial Date for each series of MTP Shares, the Acquiring Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Acquiring Fund (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Acquiring Fund that is rated not less than A3 by Moody’s, A- by S&P, A by Fitch or an equivalent rating by any other NRSRO (each, a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MTP Shares. The “Term Redemption Amount” for MTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of MTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. The Liquidity Account Initial Date for Acquiring Fund MTP Shares issued to Dividend Advantage pursuant to the Agreement is June 1, 2015.

If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Acquiring Fund will cause the custodian and the investment adviser to take all such necessary actions, including segregating assets of the Acquiring Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Acquiring Fund segregated as Liquidity Account Investments with respect to the MTP Shares, the investment adviser, on behalf of the Acquiring Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Acquiring Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Acquiring Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Acquiring Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances. The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the MTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the Acquiring Fund MTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions described below:

Number of Months Preceding	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the MTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Acquiring Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day. The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Acquiring Fund, in its discretion, towards payment of the Term Redemption

Price. Upon the deposit by the Acquiring Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MTP Shares on the Term Redemption Date, the requirement of the Acquiring Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, the holders of MTP Shares will be entitled to receive out of the assets of the Acquiring Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference of $10 per share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, the assets of the Acquiring Fund available for distribution among the holders of all preferred shares, and any other outstanding shares of MTP Shares, shall be insufficient to permit the payment in full to such holders of MTP Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of preferred shares, then the available assets shall be distributed among the holders of such MTP Shares and such other series of preferred shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Acquiring Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding preferred share plus accumulated and unpaid dividends and distributions has been paid in full to the holders of preferred shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by the Acquiring Fund will be made by the Acquiring Fund in respect of, the common shares of the Acquiring Fund. Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Statement.

Voting Rights

Except as otherwise provided in the Acquiring Fund Articles of Incorporation, the Statement, or as otherwise required by applicable law, each holder of MTP Shares will be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Acquiring Fund and the holders of outstanding shares of preferred shares, including the MTP Shares, will vote with holders of common shares of the Acquiring Fund as a single class. Under applicable rules of the NYSE, the Acquiring Fund is currently required to hold annual meetings of shareholders. In addition, the holders of outstanding shares of preferred shares, including the MTP Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of common shares of the Acquiring Fund, to elect two directors of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including MTP Shares, voting as a single class, will elect the balance of the directors of the Acquiring Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding share of preferred shares, including any outstanding MTP Shares, accumulated dividends (whether or not earned or declared) on the shares of preferred shares, including the MTP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any shares of preferred shares are entitled under the 1940 Act to elect a majority of the directors of the Acquiring Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of the Acquiring Fund will automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of preferred shares, including the MTP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the shares of preferred shares, including the MTP Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional directors. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the additional directors. If the Acquiring Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred shares, including MTP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of preferred shares upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional directors so elected will terminate automatically. Any preferred shares, including MTP Shares, issued after the date hereof will vote with MTP Shares as a single class on the matters described above, and the issuance of any other preferred shares, including MTP Shares, by the Acquiring Fund may reduce the voting power of the holders of MTP Shares.

As soon as practicable after the accrual of any right of the holders of shares of preferred shares to elect additional directors as described above, the Acquiring Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred shares to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred shares, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Acquiring Fund fails to call such a special meeting, it may be called at the expense of the Acquiring Fund by any such holder on like notice. The record date for determining the holders of preferred shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares held during a Voting Period at which trustees are to be elected, such holders, voting as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Acquiring Fund), will be entitled to elect the number of additional directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Statement, so long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of MTP Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Articles of Incorporation or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Acquiring Fund as described under the heading “—Issuance of Additional Preferred Shares” will not be considered to materially and adversely affect the rights and preferences of MTP Shares, and (ii) a division of an MTP Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of MTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of an MTP Share of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share (other than as a result of a division of an MTP Share). So long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of MTP Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent.

Except as otherwise permitted by the terms of the Statement, so long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of the MTP Shares outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the Statement relating to the MTP Shares, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix with respect to such MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Acquiring Fund as described under the heading “—Issuance of Additional Preferred Shares” will not be considered to materially and adversely affect the rights and preferences of MTP Shares, and (ii) a division of a preferred share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the MTP Shares; and provided, further, that no amendment, alteration or repeal of the obligations of the Acquiring Fund to (x) pay the Term Redemption Price on the Term Redemption Date for the MTP Shares or (y) accumulate dividends at the Dividend Rate for the MTP Shares will be effected without, in each case, the prior unanimous vote or consent of the holders of the MTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of an MTP Share or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share.

Under the terms of the Statement, unless a higher percentage is provided for in the Acquiring Fund Articles of Incorporation, the affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Shares,” including the MTP Shares outstanding at the time, voting as a separate class, will be required to (i) approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company, (ii) approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred shares or (iii) approve any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Shares” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of MTP Shares to vote on any matter, whether such right is created by the Statement, by the provisions of the Acquiring Fund Articles of Incorporation, by statute or otherwise, no holder of MTP Shares will be entitled to vote any MTP Shares, and no MTP Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MTP Shares will have been given in accordance with the Statement, and the Redemption Price for the redemption of such MTP Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No MTP Shares held by the Acquiring Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes. Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective rating agency, may be amended by the respective rating agency without the vote, consent or approval of the Acquiring Fund, the Board of the Acquiring Fund and any holder of MTP Shares, or any other shareholder of the Acquiring Fund. Unless otherwise required by law or the Acquiring Fund Articles of Incorporation, holders of MTP Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Statement. The holders of MTP Shares will have no rights to cumulative voting. In the event that the Acquiring Fund fails to declare or pay any dividends on MTP Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Acquiring Fund to accumulate and, if permitted by applicable law and the Statement, pay dividends at the Default Rate as discussed above.

Rating Agencies

The Acquiring Fund will use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each series of MTP Shares for so long as each series of MTP Shares is outstanding (which credit rating may consist of a credit rating on the MTP Shares generally or the preferred shares generally). “Rating Agency” means any of Moody’s, S&P or Fitch, as designated by the Board from time to time to be a Rating Agency for purposes of the Statement. The Board has initially designated Moody’s, S&P and Fitch to be Rating Agencies. The Acquiring Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a series of MTP Shares for so long as such series is outstanding. The Board may elect to terminate the designation of any Rating Agency previously designated by the Board to act as a Rating Agency for purposes of the Statement (provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board with any other Rating Agency not so designated at such time, if such replacement Rating Agency has at the time of such replacement (i) issued a rating for MTP Shares of such series and (ii) entered into an agreement with the Acquiring Fund to continue to issue such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Acquiring Fund by writing the Acquiring Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

Issuance of Additional Preferred Shares

So long as any MTP Shares are outstanding, the Acquiring Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Acquiring Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MTP Shares as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Acquiring Fund, including additional series of VMTP Shares and MTP Shares, and authorize, issue and sell additional shares of any such series of preferred shares then outstanding or so established and created, including additional VMTP Shares and MTP Shares, in each case in accordance with applicable law, provided that the Acquiring Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof, including to the redemption of preferred shares with such proceeds, have Asset Coverage of at least 225%.

Actions on Other than Business Days

Unless otherwise provided herein or in the Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board, without the vote of the holders of MTP Shares, may interpret, supplement or amend the provisions of the Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other preferred shares of the Acquiring Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

Each of the Acquiring Fund and Premium Income is currently organized as a Minnesota corporation. Dividend Advantage is organized as a Massachusetts business trust. Shareholders of the Acquiring Fund are being asked at the Annual Meeting to approve a reorganization of their Fund into the newly created Successor Fund for purposes of changing the Fund’s domicile, as set forth in “Proposal No. 2—Quality Income Domicile Change.” If the Domicile Change is approved and closes prior to the Reorganizations, shareholders of the Acquiring Fund and Premium Income will become shareholders of a Massachusetts business trust, rather than a Minnesota corporation. If the Reorganizations close prior to the Domicile Change closing, shareholders of Dividend Advantage will become shareholders of a Minnesota corporation as of the Closing of the Reorganizations. If the Domicile Change subsequently closes, shareholders will become shareholders of a Massachusetts business trust as of the effective date of that closing.

The terms of the newly created Massachusetts business trust’s declaration of trust and by-laws are substantially similar to the terms of Dividend Advantage’s declaration of trust and by-laws. In the event the Domicile Change does not close, the following description is provided and is based on relevant provisions of applicable Massachusetts law and the MBCA and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

Dividend Advantage is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

The Acquiring Fund and Premium Income are Minnesota corporations. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance. However, as discussed above, if Acquiring Fund shareholders approve Proposal 2, the Acquiring Fund will become a Massachusetts business trust.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for Dividend Advantage contain such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for Dividend Advantage contains such provisions.

Massachusetts Business Trusts

Dividend Advantage is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of Dividend Advantage.

Shareholder Voting.    The declaration of trust of Dividend Advantage requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of Dividend Advantage provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of Dividend Advantage provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of Dividend Advantage provides that the trustees determine the size of the Board, subject to a minimum of two and a maximum of twelve, and set and alter the terms of office of the trustees, and may make their terms of unlimited duration. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of Dividend Advantage, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of Dividend Advantage gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of Dividend Advantage provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of the Acquiring Fund and Premium Income (the “Minnesota Funds”) are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Minnesota Fund’s articles of incorporation contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Minnesota Funds may elect directors at any meeting at which a quorum is present. The MBCA and by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The Minnesota Funds’ by-laws state that annual meetings of shareholders are not required and that a special meeting of shareholders may be called by shareholders holding 10% or more of the shares entitled to vote on the matters to be presented at the meeting. The articles of incorporation provide that a director may be removed from office only for cause, and then by a vote of the shareholders holding 66 2/3% of the shares entitled to vote at an election of directors.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each Minnesota Fund do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each Minnesota Fund provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Minnesota Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the Minnesota Fund’s articles of incorporation, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota Law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds

General

The Funds have substantially similar investment objectives and similar policies. For each of Quality Income and Premium Income, the primary investment objective is current income exempt from both regular federal income taxes and Michigan individual income taxes, as well as the Michigan intangibles tax. The secondary investment objective for each of these Funds is to enhance portfolio value relative to the Michigan municipal bond market through investments in tax-exempt Michigan municipal obligations that the Adviser or Sub-Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Dividend Advantage’s investment objectives are: (i) to provide current income exempt from regular federal and Michigan income tax; and (ii) to enhance portfolio value relative to the Michigan municipal bond market by investing in tax-exempt municipal bonds that the Adviser or Sub-Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. By purchasing such tax-exempt Michigan municipal bonds, each Fund seeks to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Subsequent to the adoption of these objectives, the Michigan intangibles tax was repealed and as a result, the Funds no longer seek income exempt from the intangibles tax.

Underrated municipal securities are those municipal securities whose ratings do not, in the Adviser’s or Sub-Adviser’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in the Adviser’s or Sub-Adviser’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). The Adviser or Sub-Adviser may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that the Adviser or Sub-Adviser considers undervalued. The Adviser or Sub-Adviser believes that the prices of these municipal securities should ultimately reflect their true value. Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move.

There can be no assurance that a Fund’s attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that a Fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to common shareholders and preferred shareholders. See “Additional Information About the Funds – Federal Income Tax Matters Associated with Investment in the Funds.”

Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares voting as a single class, and of holders of a majority of the outstanding preferred shares voting separately as a single class. For purposes of the Funds’ objectives, policies and investment strategies, municipal bonds and municipal obligations are treated as municipal securities.

Investment Policies

The Acquiring Fund and Acquired Funds have similar investment policies. Under normal circumstances, each Fund invests at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income taxes.

Under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of a Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

The foregoing credit quality policy applies only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser or sub-adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “Proposal No. 3—Additional Information About the Investment Policies—Municipal Securities” below for a general description of the economic and credit characteristics of municipal securities.

Each Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value. Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions. While any such borrowings exceed 5% of total assets, no additional purchases of investment securities will be made. Each Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “Proposal No. 3—Additional Information About the Investment Policies—Other Investment Companies.”

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer, except that this limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities.

The Acquiring Fund and Premium Income are subject to certain fundamental policies that do not apply to, or are different from, the fundamental policies of Dividend Advantage. In particular, unlike Dividend Advantage, each of the Acquiring Fund and Premium Income may not:

1)	pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the Fund’s fundamental investment policy relating to borrowing for temporary or emergency purposes or for the repurchase of its shares, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

2)	invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

3)

purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

During temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

Portfolio Investments

As used in this Joint Proxy Statement/Prospectus, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. Each Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. Each Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. If the long-term municipal security market is unstable, a Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high-quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. A Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. A Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable or floating rate of interest. Each Fund’s policies on securities ratings only apply when a Fund buys a security, and a Fund is not required to sell securities that have been downgraded. Each Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. Each Fund seeks to allocate taxable income on temporary investments, if any, proportionately between common shares and preferred shares, based on the percentage of total dividends distributed to each class for that year.

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and Michigan income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds on long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of a Fund.

The municipal securities in which the Funds invest are generally issued by the State of Michigan, a municipality of Michigan, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from regular federal and Michigan income taxes, although the interest may be subject to the federal alternative minimum tax and the Funds may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Michigan income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    Each Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that the Funds invest in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Funds purchase only municipal securities representing lease obligations where the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Funds with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Funds with the right to demand payment, on not more than seven days’ notice, of all or any part of the Funds’ participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue-sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financings generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, each Fund receives the residual cash flow from the special purpose trust. Because the holder of the short term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Funds, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund invests in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of each Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. A Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, a Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common shareholders of each Fund are subject to the risks of leverage primarily in the form of additional common share earnings and net asset value risk, associated with a Fund’s use of financial leverage in the form of preferred shares or inverse floating rate securities.

In an effort to mitigate these risks, each Fund and the Adviser seek to maintain the Fund’s financial leverage within an established range, and to rebalance leverage levels if the Fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. A Fund may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing common shares. Reducing leverage may require a Fund to raise cash through the sale of portfolio securities at times and/or at prices that would otherwise be unattractive for the Fund. Each Fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. Each Fund and the Adviser will weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential benefits outweigh the associated risks and costs.

Because the long-term municipal securities in which a Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, common shareholders bear incremental earnings risk from leverage.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest rate swaps on taxable or tax-exempt indices, forward start interest rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 4—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF

ACQUIRING FUND (ACQUIRING FUND SHAREHOLDERS ONLY)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets of each Acquired Fund in exchange for newly issued Acquiring Fund common shares and Acquiring Fund VMTP or MTP Shares and the assumption of substantially all of the liabilities of each Acquired Fund. Each Acquired Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund VMTP or MTP Shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined Fund.

The aggregate net asset value of Acquiring Fund common shares received by an Acquired Fund in each Reorganization will equal the aggregate net asset value of the Acquired Fund’s common shares outstanding immediately prior to such Reorganization. Prior to the closing of the Reorganizations, the net asset value of each Acquired Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of Acquiring Fund VMTP or MTP Shares received in each Reorganization will equal the aggregate liquidation preference of the Acquired Fund’s VMTP or MTP Shares held immediately prior to the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. The Acquiring Fund will continue to operate as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules and the Statement of Preferences for the Acquiring Fund’s VMTP Shares require that the Acquiring Fund’s common shareholders, voting separately, and the Acquiring Fund’s common and preferred shareholders, voting together, approve the issuance of the Acquiring Fund common shares to be issued in connection with the Reorganizations.

Shareholder approval of the issuance of additional Acquiring Fund common shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

PROPOSAL NO. 5—APPROVAL OF AMENDMENT TO ACQUIRING FUND ARTICLES OF

INCORPORATION (ACQUIRING FUND SHAREHOLDERS ONLY)

As discussed under “Additional Information about the Funds,” the Acquiring Fund Articles of Incorporation authorize the issuance of 1,000,000 preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. Upon the closing of the Reorganizations, shareholders of MTP of Dividend Advantage will receive, in exchange for each MTP Share held immediately prior to the Reorganizations, one MTP Share of a new series of the Acquiring Fund with substantially identical terms, as of the time of the exchange, to MTP Shares of Dividend Advantage exchanged therefor. Similarly, upon the closing of the Reorganizations, shareholders of VMTP of Premium Income will receive, in exchange for each VMTP Share held immediately prior to the Reorganizations, one VMTP Share of a new series of the Acquiring Fund with substantially identical terms, as of the time of the exchange, to VMTP Shares of Premium Income exchanged therefor. The Acquiring Fund currently has outstanding 879 VMTP Shares, par value $0.01 per share, with a total liquidation value of $87,900,000, which will remain outstanding following the completion of the Reorganizations. Premium Income currently has outstanding 539 VMTP Shares, par value $0.01 per share, with a total liquidation value of $53,900,000. Dividend Advantage currently has outstanding 1,631,300 MTP Shares, 2.30% Series 2015. In order for the Acquiring Fund to be able to issue the same number of Acquired Fund preferred shares that are outstanding immediately prior to the Reorganizations, the Acquiring Fund Articles of Incorporation would need to be amended to authorize the issuance of additional preferred shares. An amendment to the Acquiring Fund Articles of Incorporation is proposed to increase the number authorized preferred shares to 50,000,000. This proposed increase in authorized preferred shares will provide the Acquiring Fund with flexibility to issue preferred shares to the extent permitted by the 1940 Act.

If shareholders of the Acquiring Fund approve the Domicile Change and it closes prior to the Reorganizations, the amendment to the Acquiring Fund Articles of Incorporation will not take effect. However, if the Domicile Change does not close, the amendment to the Acquiring Fund Articles of Incorporation will take effect regardless of whether the Reorganizations close.

The amendment to the Acquiring Fund Articles of Incorporation is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of the Acquiring Fund’s common shares and the preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the amendment to the Acquiring Fund Articles of Incorporation. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the amendment to the Acquiring Fund Articles of Incorporation.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Acquiring Fund Articles of Incorporation

The Acquiring Fund Articles of Incorporation may limit the ability of other companies or persons to acquire control of the Fund.

Anti-Takeover Provisions.    The Acquiring Fund Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Holders of preferred shares of the Acquiring Fund, voting as a separate class, are entitled to elect two of the Fund’s directors. In addition, the holders of at least two-thirds of the shares of common stock and preferred shares, voting together as a single class, except as described below, must vote to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any other corporation or a reorganization or recapitalization of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) a liquidation or termination of the Fund, or a series or class of the Fund or (5) a removal of directors by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Acquiring Fund Articles of Incorporation or the by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s shares of common stock and preferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a director, when the director has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of preferred shares of the Acquiring Fund, the action in question will also require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the articles of incorporation or the by-laws, the affirmative vote of the holders of at least a majority of the shares of preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the shares of common stock and preferred shares of the Acquiring Fund, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of the Acquiring Fund believes that the provisions of the Acquiring Fund Articles of Incorporation relating to such higher votes are in the best interest of the Fund and its shareholders.

Minnesota Anti-Takeover Laws.    The Fund, as a Minnesota corporation, is subject to Sections 302A.671, 302A.673 and 302A.675 of the Minnesota Business Corporation Act, which may have the effect of discouraging a negotiated acquisition or unsolicited takeover. The following summaries are qualified in their entirety by reference to the statutory sections cited.

In general, Section 302A.671 provides that a public Minnesota corporation’s shares acquired in a “control share acquisition” have no voting rights unless voting rights are approved by the corporation’s other shareholders. A “control share acquisition” is a direct or indirect acquisition of beneficial ownership of shares that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to have voting power of 20% or more in the election of directors.

In general, Section 302A.673 prohibits a public Minnesota corporation from engaging in a “business combination” with an “interested shareholder” for a period of four years after the date of the transaction in which the person became an interested shareholder, unless either the business combination or the acquisition by which such person becomes an interested shareholder is approved by a committee composed solely of disinterested directors. The term “business combination” includes mergers, asset sales and other transactions resulting in the receipt of a financial benefit by the interested shareholder. An “interested shareholder” is a person who is the beneficial owner, directly or indirectly, of 10% or more of a corporation’s voting shares, or who is an affiliate or associate of the corporation and who, at any time within four years before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the corporation’s voting shares.

If a tender offer is made for shares of a public Minnesota corporation, Section 302A.675 precludes the offeror from acquiring additional shares (including in acquisitions pursuant to mergers, consolidations or statutory share exchanges) within two years following the completion of the tender offer, unless shareholders selling their shares in the later acquisition are given the opportunity to sell their shares on terms that are substantially equivalent to those provided in the earlier tender offer. Section 302A.675 does not apply if a committee composed solely of disinterested directors approved the earlier tender offer before any shares were acquired pursuant to it.

Reference should be made to the Acquiring Fund Articles of Incorporation on file with the Securities and Exchange Commission for the full text of these provisions, as well as the statutory sections of the Minnesota Business Corporation Act cited above.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. Neither the Acquiring Fund nor any of the Acquired Funds can assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when a Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VMTP Shares and MTP Shares.

If a Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VMTP Shares and MTP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund Articles of Incorporation” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund VMTP Shares

General

The Acquiring Fund currently has outstanding 879 VMTP Shares, par value $0.01 per share, with a total liquidation value of $87,900,000, which will remain outstanding following the completion of the Reorganizations. (Premium Income has outstanding 539 VMTP Shares, par value $0.01 per share, with a total liquidation value of $53,900,000, which will be exchanged for newly issued VMTP Shares of the Acquiring Fund, as a condition of the Reorganization.) The VMTP Shares were offered and sold by the Acquiring Fund to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, with all proceeds, net of offering expenses, used to redeem the Acquiring Fund’s outstanding auction rate preferred securities.

Dividends

Holders of VMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each “rate period” during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares.

Redemption

VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the VMTP Shares on August 1, 2014, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends. VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends. In the event the Acquiring Fund fails to comply with its asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem a number of VMTP Shares necessary to regain compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund Articles of Incorporation, the Statement Establishing and Fixing the Rights and Preferences of the VMTP Shares, or as otherwise required by applicable law, (i) each holder of VMTP Shares is entitled to one vote for each VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including VMTP Shares, are entitled as a class to elect two directors of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including VMTP Shares, voting as a single class, elect the balance of the directors of the Acquiring Fund.

Holders of VMTP Shares, as a separate class, have voting and consent rights with respect to actions that would adversely affect any preference, right or power of the VMTP Shares or holders of VMTP Shares. In addition, holders of VMTP Shares have certain consent rights under the purchase agreement for the VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VMTP Shares, are entitled to elect additional directors in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the directors of the Acquiring Fund.

Priority of Payment

The VMTP Shares are senior in priority to the Acquiring Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The VMTP Shares have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund outstanding, including MTP Shares to be issued in the Reorganization of Dividend Advantage.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of each Fund to Computershare, Inc.

Federal Income Tax Matters Associated with Investment in the Funds

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Funds. Each Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, each Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, each Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Funds primarily invest in municipal securities issued by Michigan, its cities and local authorities. Thus, substantially all of a Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011 (the “Jobs Act”). If enacted in its proposed form, the Jobs Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from a Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by a Fund. The likelihood of the Jobs Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of the Jobs Act on their investment in a Fund.

In addition to exempt-interest dividends, a Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, certain individuals, estates and trusts will be subject to a 3.8% Medicare tax on net investment income, including net capital gains. Each Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, each Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. Each Fund may retain for investment some (or all) of its net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, each Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund during the year.

Dividends declared by a Fund to shareholders of record in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2012 and an additional 3.8% Medicare tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains for taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by a Fund.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

As with all investment companies, each Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Net Asset Value

Each Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by such Fund’s Board or its delegate.

In determining net asset value per common share, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by such Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of such Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement and Plan of Reorganization will be passed upon by Dorsey &Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402.
Experts

The financial statements of the Acquiring Fund and the Acquired Funds appearing in each Fund’s Annual Report for the year ended February 29, 2012 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and the Acquired Funds. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Acquired Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information, of each Fund as of August 13, 2012.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	200,000,000	—	11,554,253
Preferred shares	1,000,000	—	879
Dividend Advantage:
Common shares	Unlimited	—	2,053,086
Preferred shares	Unlimited	—	1,631,300
Premium Income:
Common shares	200,000,000	—	7,605,648
Preferred shares	1,000,000	—	539

The common shares of the Acquiring Fund and Premium Income are listed and trade on the NYSE under the symbols NUM and NMP, respectively. The common shares and MTP Shares of Dividend Advantage are listed and trade on NYSE MKT under the ticker symbols NZW and NZW PrC, respectively. The preferred shares of the Acquiring Fund and Premium Income are not listed on any exchange.

Shareholders of the Acquiring Fund and the Acquired Funds

As of August 13, 2012, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of that Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information is based on Schedule 13G filings and amendments made on or before August 13, 2012.

				Estimated pro forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund (VMTP)	Wells Fargo Bank, N.A. 101 N. Phillips Ave Sioux Falls, South Dakota 57104	879	100%	61.99%	0.05%
Premium Income (VMTP)	Citibank, N.A. 399 Park Avenue New York, NY 10022	539	100%	38.01%	0.03%

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains and evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees.    The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Quality Income	$18,200	$21,200	$0	$7,750	$0	$0	$0	$0	$0	$0	$3,400	$1,700	$0	$0
Dividend Advantage	18,200	21,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Premium Income	18,200	21,200	0	7,750	0	0	0	0	0	0	3,400	1,700	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures and engagements for the leveraged Funds.

Non-Audit Fees.    The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Quality Income	$3,400	$1,700	$0	$0	$0	$0	$3,400	$1,700
Dividend Advantage	850	0	0	0	0	0	850	0
Premium Income	3,400	1,700	0	0	0	0	$3,400	1,700

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Acquired Funds.”

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2013 annual meeting of shareholders of the Funds, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than                 , 2013. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund no later than                 , 2013 or prior to                 , 2013. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Acquired Funds will cease to exist and will not hold their 2013 annual meeting. If the Reorganizations are not approved or are not consummated, the Acquired Funds will hold their 2013 annual meeting of shareholders, expected to be held in November 2013.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is February 28 or (February 29).

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on             , 2012

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals other than the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

                , 2012

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION—DOMICILE CHANGE

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the          day of             , 2012 by and between Nuveen Michigan Quality Income Municipal Fund (the “Successor Fund”), a newly created business trust formed under the laws of the Commonwealth of Massachusetts, and Nuveen Michigan Quality Income Municipal Fund, Inc., a Minnesota corporation (the “Predecessor Fund” and together with the Successor Fund, each, a “Fund” and together, the “Funds”). Each of the Funds maintains its principal place of business at 333 West Wacker Drive, Chicago, Illinois 60606.

This Agreement is intended to be, and is adopted as, a plan of reorganization for the purpose of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The reorganization will consist of (a) the sale, assignment, conveyance, transfer and delivery of all of the assets of the Predecessor Fund in exchange solely for classes of shares of beneficial interest of the Successor Fund (“Successor Fund Shares”) corresponding to the classes of outstanding shares of the Predecessor Fund (“Predecessor Fund Shares”), as described herein, and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, and (b) the subsequent distribution of the Successor Fund Shares to the shareholders of the corresponding class of the Predecessor Fund in complete liquidation and termination of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Successor Fund has been organized in order to continue the business and operations of the Predecessor Fund;

WHEREAS, the Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein; and

WHEREAS, the Board of Trustees of the Successor Fund and the Board of Directors of the Predecessor Fund (the “Board”), as applicable, has determined that the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders of the Predecessor Fund will not be diluted as a result of the Reorganization.

In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE PREDECESSOR FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR FUND AND ASSUMPTION OF LIABILITIES, IF ANY; LIQUIDATION OF THE PREDECESSOR FUND

1.1        The Predecessor Fund agrees to sell, assign, convey, transfer and deliver all of its property and assets as set forth in Section 1.2 to the Successor Fund, free and clear of all liens and encumbrances, except as otherwise provided herein. In exchange, the Successor Fund agrees (a) to assume all of the liabilities, if any, of the Predecessor Fund, as set forth in Section 1.3 and (b) to issue and deliver to the Predecessor Fund, for distribution in accordance with Section 1.5 to the Predecessor Fund’s shareholders: (i) the number of full and fractional common shares of the Successor Fund (“Successor Fund Common Shares”) equal in number and value to the Predecessor Fund common shares outstanding as of the close of business on the business day immediately preceding the Closing Date and (ii) with respect to each series of preferred shares of the Predecessor Fund, preferred shares of the corresponding series of the Successor Fund (“Successor Fund Preferred Shares”) equal in number to, and having rights and preferences substantially similar to, the preferred shares of such series outstanding as of the close of business on the business day immediately preceding the Closing Date (less any preferred shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised). Such transactions shall take place at the closing provided for in Section 2.1 (the “Closing”).

1.2        At the Closing, the Successor Fund shall acquire all of the assets of the Predecessor Fund, including without limitation, cash, cash equivalents, securities, commodities, interests in futures, dividends or interest receivables owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund as of the Closing Date, except that the Predecessor Fund shall retain assets sufficient to pay all liabilities (whether absolute, accrued, contingent or otherwise) as the Board of the Predecessor Fund or its officers reasonably expect to exist against the Predecessor Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”). Other than as discussed herein and other than in the Predecessor Fund’s ordinary course of business of being an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Predecessor Fund has no plan or intent to sell or otherwise dispose of any of its assets.

1.3        At the Closing, the Successor Fund will assume all of the debts, liabilities, obligations and duties of the Predecessor Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing and whether or not specifically referred to in this Agreement, provided that the Successor Fund shall not assume any liabilities with respect to the exercise of Dissenters’ Rights by any shareholder.

1.4        Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Fund, as the sole shareholder of the Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, (b) approve the subadvisory agreement with respect to the Successor Fund, (c) approve the assignment and assumption of the Agreement and Plan of Reorganization dated                  with respect to the Predecessor Fund, (d) elect Trustees of the Successor Fund and (e) approve any other matter for which shareholder approval is required.

1.5        At or as soon after the Closing as is possible, and in no event later than 12 months after the Closing Date (the “Liquidation Date”), the Predecessor Fund will distribute in complete liquidation (a) pro rata to its common shareholders of record, determined as of the close of business on the business day immediately preceding the Closing Date, the Successor Fund Common Shares received by the Predecessor Fund pursuant to Section 1.1 in exchange for common shares of the Predecessor Fund held by the common shareholders of the Predecessor Fund and (b) pro rata to its corresponding preferred shareholders of record, determined as of the close of business on the business day immediately preceding the Closing Date, other than such preferred shareholders who have properly exercised Dissenters’ Rights with respect to the Reorganization, the corresponding series of Successor

Fund Preferred Shares received by the Predecessor Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by opening accounts on the books of the Successor Fund in the names of the shareholders of the Predecessor Fund and transferring to each account (x) in the case of a common shareholder, a number of the Successor Fund Common Shares received by the Predecessor Fund equal in number and value to the common shares of the Predecessor Fund held by such shareholder and (y) in the case of a preferred shareholder, other than such preferred shareholders who have properly exercised Dissenters’ Rights with respect to the Reorganization, a number of the corresponding series of Successor Fund Preferred Shares received by the Predecessor Fund equal in number to the corresponding series of preferred shares of the Predecessor Fund held by such shareholder.

1.6        Any reporting responsibility of the Predecessor Fund with the Securities and Exchange Commission (the “SEC”), the exchange on which the Predecessor Fund’s shares are listed, or any state securities commission is and shall remain the responsibility of the Predecessor Fund up to and including the Liquidation Date.

1.7        All books and records of the Predecessor Fund, including all books and records required to be maintained under the Investment Company Act, and the rules and regulations thereunder, shall be available to the Successor Fund from and after the Closing Date and shall be turned over to the Successor Fund on or prior to the Liquidation Date.

1.8        The Predecessor Fund will dissolve, terminate and have its affairs wound up in accordance with Minnesota state law promptly following the Liquidation Date.

1.9        If and to the extent the Board of Directors of the Predecessor Fund deems it advisable for federal income tax purposes, such Predecessor Fund shall make a distribution of net investment company taxable income, if any, plus the excess of interest income excludible from gross income under Section 103(a) of the Internal Revenue Code, if any, over deductions disallowed under Sections 265 and 171(a)(12) of the Internal Revenue Code and net capital gain, if any, immediately prior to the close of business on the business day immediately preceding Closing Date.

ARTICLE II

CLOSING AND CLOSING DATE

2.1        The Closing Date shall be such date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. central time on the Closing Date, or such later time as the parties may mutually agree. The Closing shall be at the office of the Successor Fund or at such other place as the parties may mutually agree.

2.2        The custodian for the Predecessor Fund shall deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that the Predecessor Fund’s portfolio securities, cash and any other assets have been transferred in proper form to the Successor Fund on the Closing Date.

2.3        The Predecessor Fund shall deliver to the Successor Fund on or prior to the Closing Date a list of the names and addresses of its shareholders and the number of outstanding shares of the Predecessor Fund owned by each such shareholder (the “Shareholder Lists”), all as of the close of business on the business day immediately preceding the Closing Date, certified by the Secretary or Assistant Secretary of the Predecessor Fund. The Successor Fund shall issue and deliver to the Predecessor Fund at the Closing a confirmation or other evidence satisfactory to the Predecessor Fund that Successor Fund Shares have been or will be credited to the Predecessor Fund’s account on the books of the Successor Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1        The Predecessor Fund represents and warrants as follows:

3.1.1        The Predecessor Fund is duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Predecessor Fund, to carry out the Agreement.

3.1.2        The Predecessor Fund is a closed-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

3.1.3        The Predecessor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation, as amended (the “Articles”), Statement Establishing and Fixing the Rights and Preferences of Predecessor Fund preferred shares (“Preferred Statement”) or the By-Laws of the Predecessor Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Fund is a party or by which the Predecessor Fund is bound.

3.1.4        The Predecessor Fund has no material contracts or other commitments that will be terminated with any liability or penalty to the Predecessor Fund or the Successor Fund on or prior to the Closing Date.

3.1.5        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Predecessor Fund, threatened against the Predecessor Fund or any of its properties or assets. The Predecessor Fund knows of no facts that might form the basis for the institution of such proceedings, and the Predecessor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.1.6        The audited financial statements of the Predecessor Fund at February 29, 2012 and for the period then ended have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Predecessor Fund as of February 29, 2012, and there are no known contingent liabilities of the Predecessor Fund as of such date that are not disclosed in such statements.

3.1.7        Since the date of the financial statements referred to in subsection 3.1.6, there have been no materially adverse changes in the Predecessor Fund’s financial condition, assets,

liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Predecessor Fund arising after such date. For the purposes of this Section 3.1.7, a decline in net asset value of the Predecessor Fund shall not constitute a materially adverse change.

3.1.8        All federal, state, local and other tax returns and reports of the Predecessor Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Predecessor Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection 3.1.6. To the best of the Predecessor Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Predecessor Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Predecessor Fund.

3.1.9        For each taxable year of its operations, the Predecessor Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a “regulated investment company” under the Internal Revenue Code (a “RIC”) and (ii) has been eligible to and has computed its federal income tax under section 852 of the Internal Revenue Code. The Predecessor Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of section 851(b)(3) of the Internal Revenue Code without regard to the last sentence of section 851(d) of the Internal Revenue Code. The Predecessor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Predecessor Fund to fail to qualify as a RIC under the Internal Revenue Code. The Predecessor Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it.

3.1.10        The authorized capital of the Predecessor Fund consists of common shares and preferred shares, par value $.01 per share. All issued and outstanding shares of the Predecessor Fund are duly and validly issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of the Predecessor Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the applicable Shareholder List submitted to the Successor Fund in accordance with the provisions of Section 2.3. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Predecessor Fund, nor is there outstanding any security convertible into shares of the Predecessor Fund.

3.1.11        At the Closing Date, the Predecessor Fund will have good and marketable title to the assets to be transferred to the Successor Fund pursuant to Section 1.1 and full right, power and authority to sell, assign, convey, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto.

3.1.12        The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Predecessor Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action, other than shareholder approval, on the part of the Predecessor Fund, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of the Predecessor Fund.

3.1.13        The information furnished and to be furnished by the Predecessor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

3.1.14        From the date of the Proxy Statement referred to in Section 4.5 through the time of the Annual Meeting of the Predecessor Fund’s shareholders and on the Closing Date, any written information furnished by the Predecessor Fund with respect to the Predecessor Fund for use in the Proxy Statement, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading

3.1.15        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act, and such as may be required under state securities laws.

3.1.16        There are no brokers or finder’s fees payable on behalf of the Predecessor Fund in connection with the transactions provided for herein.

3.2        The Successor Fund represents and warrants as follows:

3.2.1        The Successor Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a “Massachusetts business trust” and has the power to own all of its properties and assets and to carry out the Agreement.

3.2.2        The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Successor Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Fund is a party or by which the Successor Fund is bound.

3.2.3        All Successor Fund Common Shares and Successor Fund Preferred Shares to be issued in exchange for the net assets of the Predecessor Fund pursuant to this Agreement will be, when so issued, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that under Massachusetts law, Successor Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Successor Fund under Massachusetts law). The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

3.2.4        The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Successor Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action on the part of the Successor Fund, this Agreement constitutes a valid and binding obligation of the Successor Fund.

3.2.5        The Successor Fund was newly formed for the purpose of consummating the Reorganization and continuing the business and operations of the Predecessor Fund. As of the Closing Date, and immediately prior to the Reorganization, the Successor Fund has not held any assets or engaged in any activity or business, other than such as required to consummate the Reorganization.

3.2.6        The Successor Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Internal Revenue Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, and (ii) will be eligible to compute its federal income tax under section 852 of the Internal Revenue Code for the taxable year that includes the Closing Date. The Successor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Successor Fund to fail to qualify as a RIC. The Successor Fund has no earnings and profits accumulated in any taxable year.

3.2.7        Immediately prior to the Closing, there will be no issued or outstanding shares of the Successor Fund or any other securities issued by the Successor Fund.

ARTICLE IV

COVENANTS OF THE SUCCESSOR FUND AND THE PREDECESSOR FUND

4.1        The Predecessor Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.

4.2        The Predecessor Fund will call a shareholders’ meeting to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

4.3        The Predecessor Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund’s shares.

4.4        Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.5        The Predecessor Fund will prepare and file with the SEC a Proxy Statement (the “Proxy Statement”) in compliance with the 1934 Act and the Investment Company Act and the rules and regulations thereunder, which Proxy Statement may be combined with a proxy statement/prospectus of the Predecessor Fund prepared in connection with a separate transaction involving the Predecessor Fund for administrative ease.

4.6        Each Fund will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to (a) vest in and confirm to the Successor Fund title to and possession of all the assets of the Predecessor Fund to be sold, assigned, conveyed, transferred and delivered to the Successor Fund pursuant to this Agreement, (b) vest in and confirm to the Predecessor Fund title to and possession of all the Successor Fund Shares to be transferred to the Predecessor Fund pursuant to this Agreement, (c) assume all of the Predecessor Fund’s liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

4.7        The Successor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the Investment Company Act, any exchange on which the Predecessor Fund’s shares are listed and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.8        The Successor Fund shall not issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

4.9        The expenses incurred by the Funds in connection with this Agreement and the transactions contemplated hereby shall be paid by the Predecessor Fund, or assumed as a liability by the Successor Fund in connection with the Reorganization.

4.10        It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code. Neither the Predecessor Fund nor the Successor Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in Section 7.1.4 of this Agreement.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUND

5.1        The obligations of the Predecessor Fund to consummate the transactions provided for herein shall, at its election, be subject to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

5.1.1        All representations and warranties of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

5.1.2        The Successor Fund shall have delivered to the Predecessor Fund a certificate executed in its name by the President or a Vice President of the Successor Fund, in form and substance satisfactory to the Predecessor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Successor Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Predecessor Fund shall reasonably request.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

6.1        The obligations of the Successor Fund to consummate the transactions provided for herein with respect to the Predecessor Fund shall, at its election, be subject to the performance by the Predecessor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

6.1.1        All representations and warranties of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.1.2        The Predecessor Fund shall have delivered to the Successor Fund a certificate executed in its name by the President or Vice President of the Predecessor Fund, in form and substance satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Predecessor Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request.

6.1.3        The Predecessor Fund shall have delivered to the Successor Fund on the Closing Date a statement of the Predecessor Fund’s assets and liabilities, together with a list of the Predecessor Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Predecessor Fund.

ARTICLE VII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND AND THE PREDECESSOR FUND

7.1        The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

7.1.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of Trustees of the Successor Fund and the Board of Directors of the Predecessor Fund, including as to the determinations required by Rule 17a-8(a) under the Investment Company Act and (b) the holders of the outstanding shares of the Predecessor Fund in accordance with the provisions of the Predecessor Fund’s Articles and By-Laws, the Investment Company Act and the requirements of the applicable exchange; each Fund shall have delivered evidence of such approvals to the other Fund.

7.1.2        On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.1.3        All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Successor Fund or the Predecessor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the Successor Fund or the Predecessor Fund, provided that either party hereto may waive any part of this condition as to itself.

7.1.4        The Funds shall have received an opinion of Vedder Price P.C. reasonably satisfactory to the Funds and based upon such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:

(a)        The transfer of all of the assets of the Predecessor Fund to the Successor Fund solely in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, followed by the distribution to the Predecessor Fund’s shareholders of all the Successor Fund Shares received by the Predecessor Fund in complete liquidation of the Predecessor Fund as soon as possible thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and the Successor Fund and the Predecessor Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Internal Revenue Code, with respect to the Reorganization;

(b)        No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund or upon the distribution (whether actual or constructive) of all such Successor Fund Shares to the Predecessor Fund shareholders solely in exchange for such shareholders’ shares of the Predecessor Fund in complete liquidation of the Predecessor Fund;

(c)        No gain or loss will be recognized by the Successor Fund upon the receipt of all the Predecessor Fund’s assets solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund;

(d)        No gain or loss will be recognized by the Predecessor Fund shareholders upon the exchange, pursuant to this Agreement, of all their shares of the Predecessor Fund solely for Successor Fund Shares;

(e)        The aggregate basis of the Successor Fund Shares received by each Predecessor Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Predecessor Fund shares exchanged therefor by such shareholder. The holding period of the Successor Fund Shares received by each Predecessor Fund shareholder will include the period during which the Predecessor Fund shares exchanged therefor were held by such shareholder, provided such Predecessor Fund shares are held as capital assets at the time of the Reorganization;

(f)        The basis of the Predecessor Fund’s assets acquired by the Successor Fund will be the same as the basis of such assets to the Predecessor Fund immediately before the Reorganization. The holding period of the assets of the Predecessor Fund in the hands of the Successor Fund will include the periods during which those assets were held by the Predecessor Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Predecessor Fund shareholders who elect dissenters’ rights, (2) the effect of the Reorganization on the Predecessor Fund or the Successor Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the transfer thereof under a mark-to-market system of accounting or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request, and the Predecessor Fund and Successor Fund will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Successor Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of K&L Gates, LLP with respect to such classification.

Notwithstanding anything herein to the contrary, neither the Predecessor Fund nor the Successor Fund may waive the conditions set forth in this Section 7.1.4.

7.1.5        The Predecessor Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Successor Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Proxy Statement.

(b)        Assuming that the Successor Fund Shares will be issued in accordance with the terms of this Agreement, the Successor Fund Shares to be issued and delivered to the Predecessor Fund on behalf of its shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable, except that, as described in the Proxy Statement, shareholders of the Successor Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Successor Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Successor Fund under the Successor Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Successor Fund of the transactions contemplated herein, except as have been obtained.

(d)        The execution and delivery of the Agreement by the Successor Fund, did not, and the consummation by the Successor Fund of the transactions contemplated herein will not, violate the Successor Fund’s Declaration of Trust, or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP.

7.1.6        The Successor Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Predecessor Fund has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Proxy Statement.

(b)        The Predecessor Fund is registered as a closed-end management investment company under Investment Company Act, and, to such counsel’s knowledge, such registration under Investment Company Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the or the State of Minnesota is required for consummation by the Predecessor Fund of the transactions contemplated herein, except as have been obtained.

(d)        The execution and delivery of the Agreement by the Predecessor Fund, did not, and the consummation by the Predecessor Fund of the transactions contemplated herein will not, violate the Predecessor Fund’s Articles, Preferred Statement or By-Laws (assuming the requisite approval of the Predecessor Fund’s shareholders has been obtained in accordance with its Declaration, Preferred Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinion of Dorsey & Whitney LLP.

7.1.7        The Funds shall have obtained written confirmation from Moody’s Investors Service, Inc., Standard & Poor’s Corporation and/or Fitch Ratings, Inc. that the Successor Fund Preferred Shares to be issued pursuant to this Agreement will be rated by such rating agencies no less than then current rating assigned by such rating agencies to the Predecessor Fund preferred shares exchanged therefor.

ARTICLE VIII

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

8.1        This Agreement constitutes the entire agreement between the Funds.

8.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

ARTICLE IX

TERMINATION

9.1        This Agreement may be terminated at any time prior to the Closing, whether before or after approval of the shareholders of the Funds:

9.1.1        By mutual agreement of the Funds; or

9.1.2        By either Fund, if a condition to the obligations of such Fund shall not have been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay expenses pursuant to Section 4.9) or any Director, Trustee or officer of any Fund.

ARTICLE X

AMENDMENT

This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders’ meetings called by the Predecessor Fund pursuant to Section 4.2, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Common Shares or Successor Fund Preferred Shares to be distributed to the Predecessor Fund’s shareholders under this Agreement without their further approval and the further approval of the Funds’ Boards of Directors or Trustees (including the determination required by Rule 17a-8(a) under the Investment Company Act), and provided further that nothing contained in this Article 10 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Closing.

ARTICLE XI

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

11.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2        This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

11.3        This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

11.4        This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.5        All persons dealing with the Successor Fund must look solely to the property of the Successor Fund for the enforcement of any claims against the Successor Fund as neither the Trustees, officers, agents or shareholders of the Successor Fund assume any personal liability for obligations entered into on behalf of the Successor Fund.

11.6        All persons dealing with the Predecessor Fund must look solely to the property of the Predecessor Fund for the enforcement of any claims against the Predecessor Fund as neither the Directors, officers, agents or shareholders of the Predecessor Fund assume any personal liability for obligations entered into on behalf of the Predecessor Fund.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Fund.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC., a Minnesota corporation

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, a Massachusetts business trust

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of                 , 2012 by and among Nuveen Michigan Quality Income Municipal Fund, Inc., a Minnesota corporation (the “Acquiring Fund”), and each of Nuveen Michigan Premium Income Municipal Fund, Inc., a Minnesota corporation (“Premium Income” or an “Acquired Fund”) and Nuveen Michigan Dividend Advantage Municipal Fund, a Massachusetts business trust (“Dividend Advantage” or an “Acquired Fund” and together with Premium Income, the “Acquired Funds”). The Acquiring Fund and each Acquired Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Acquired Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and, with respect to Dividend Advantage, newly issued MuniFund Term Preferred Shares (“MTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $10 per share, as set forth in this Agreement (“Acquiring Fund MTP Shares”) and, with respect to Premium Income, newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VMTP Shares” and together with Acquiring Fund MTP Shares, “Acquiring Fund Preferred Shares” and collectively with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to the holders of common shares and MTP Shares or VMTP Shares of the Acquired Fund, respectively, as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Acquired Fund (each, an “Acquired Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Acquired Fund and that the interests of the existing shareholders of such Acquired Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF

EACH ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF EACH

ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Acquired Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund Preferred Shares as the number of MTP Shares or VMTP Shares of the Acquired Fund outstanding immediately prior to the Closing Date (less any Premium Income VMTP Shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised) and having substantially identical terms to such Acquired Fund MTP Shares or VMTP Shares as of the Closing Date, and (ii) to assume substantially all of the liabilities of such Acquired Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to the Acquired Funds, as set forth in Exhibit A hereto, shall: (i) have equal priority with each other and with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the Acquiring Fund Common Shares. Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing” and together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Acquired Fund shall transfer substantially all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Valuation Time, except that the Acquired Fund shall retain assets sufficient to pay the preferred share dividend as set forth in Section 1.4 and the dividend set forth in Section 8.5, and with respect to Premium Income, all liabilities (whether absolute, accrued, contingent or otherwise) as such Acquired Fund Board or its officers reasonably expect to exist against Premium Income as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. Each Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of each Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, each Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require any Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or Nuveen Fund Advisors, Inc., the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of such Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except the dividend set forth in Section 1.4 and the dividend set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of an Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend set forth in Section 1.4 or the dividend set forth in Section 8.5, or with respect to the exercise of Dissenters’ Rights by any holders of VMTP Shares of Premium Income.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the preferred shares of each Acquired Fund up to and including the day before the Closing Date (as such term is defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares shall accumulate from and including the Closing Date. Prior to the Closing Date, each Acquired Fund shall declare all accumulated but unpaid dividends on its Acquired Fund MTP Shares or VMTP Shares up to and including the day before the Closing Date, such dividends to be paid to the holder thereof on the dividend payment date in respect of the first dividend period of the Acquiring Fund Preferred Shares for which such Acquired Fund MTP Shares or VMTP Shares were exchanged. Each Acquired Fund shall retain assets in an amount sufficient to pay the dividend declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the Valuation Time, as such term is defined in Section 2.1 (the “Acquired Fund Common Shareholders”), all of the Acquiring Fund Common Shares received by such Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record, determined as of the Valuation Time, other than such holders of VMTP Shares of Premium Income who have properly exercised Dissenters’ Rights with respect to the Reorganization (“Acquired Fund Preferred Shareholders” and, collectively with each Acquired Fund Common Shareholders, the “Acquired Fund Shareholders”), one share of Acquiring Fund MTP Shares or VMTP Shares received by such Acquired Fund (together with any Interim Dividends) in exchange for each Acquired Fund MTP Share or VMTP Share held by such preferred shareholders of such Acquired Fund immediately prior to its respective Reorganization; and (b) each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and representing, in the case of an Acquired Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Acquired Fund and in the case of an Acquired Fund Preferred Shareholder, a number of Acquiring Fund MTP Shares or VMTP Shares received by such Acquired Fund equal to the number of Acquired Fund MTP Shares or VMTP Shares held by such shareholder immediately prior to the Closing Date (as set forth above), and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Acquired Fund, including, without limitation, any Premium Income VMTP Shares with respect to which Dissenters’ Rights have been properly exercised, will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to each Acquired Fund, in an amount computed in the manner set forth in this Agreement, to be distributed to Acquired Fund Shareholders.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of an Acquired Fund’s common shares or preferred shares on the books of such Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of each Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Acquired Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the

Acquired Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Acquired Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquiring Fund preferred shares.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for an Acquired Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Acquired Fund that are assumed by the Acquiring Fund) determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund shareholder on the Closing Date after each Acquired Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of holders of all such fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time, either: (a) the exchange on which shares of a Fund are listed or another primary exchange on which the portfolio securities of the Acquiring Fund or an Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on                 , 2012 or such other date as the parties may agree (each a “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 8:00 a.m. Central time. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Acquired Fund shall cause State Street, as custodian for such Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Acquired Fund shall cause State Street, as transfer agent, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all Acquired Fund Shareholders, and the number and percentage ownership of outstanding common shares and preferred shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street in its capacity as transfer agent to issue and deliver to each Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Acquired Fund or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH ACQUIRED FUND.    Each Acquired Fund represents and warrants as follows:

(a)        The Acquired Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)        The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, or By-Laws, Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (“MTP Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“VMTP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Acquired Fund as of February 29, 2012, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of February 29, 2012, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)        The authorized capital of Dividend Advantage consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. The authorized capital of Premium Income consists of 200,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.01 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued, fully paid and non-assessable by the Acquired Fund (recognizing that, with respect to Dividend Advantage, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund under Massachusetts law). All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(j)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with its Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Articles of Incorporation, as amended (the “Articles”), By-Laws, Statement Establishing and Fixing the Rights and Preferences of the VMTP Shares (the “VMTP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of February 29, 2012 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of February 29, 2012, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (e) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of 200,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Shares to be issued and delivered to each Acquired Fund for the account of Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(k)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, and except for the proposed Domicile Change, as defined in Section 13.4, for the Acquiring Fund, the Acquiring Fund and each Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Acquired Fund will call a meeting of their respective shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganizations and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.     The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, except to the extent such representations, covenants and warranties are modified by the Domicile Change, as such term is defined in Section 13.4. The Acquiring Fund shall have delivered to each Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Controller and its Chief Administrative Officer or Vice President, in form and substance satisfactory to each Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as each Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s Controller and its Chief Administrative Officer or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Fund.

7.3        On or immediately prior to the Closing Date, each Acquired Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Acquired Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with applicable law and the provisions of each Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, MTP Statement or VMTP Statement, as applicable and By-Laws. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchanges and the provisions of the Acquiring Fund’s Articles, VMTP Statement and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Acquired Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Acquired Fund on behalf of its Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Articles, By-Laws or Minnesota law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of the Agreement by the Fund, did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Articles, VMTP Statement or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Articles, VMTP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent on matters governed by the laws of                 , Vedder Price P.C. may rely on the opinion of [                ]. To the extent the opinions expressed above are modified by the Domicile Change, as such term is defined in Section 13.4, and, insofar as they relate to or are dependent on matters governed by the laws of                 , Vedder Price P.C. may rely on the opinion of [                ].

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Dividend Advantage has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        Premium Income has been duly organized as a corporation and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(c)        Each Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Acquired Funds of the transactions contemplated herein, except as have been obtained.

(e)        With respect to each Acquired Fund, the execution and delivery of the Agreement by the Acquired Fund, did not, and the consummation by the Acquired Fund of the transactions contemplated herein will not, violate the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, MTP Statement or VMTP Statement, as applicable, or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, MTP Statement or VMTP Statement, as applicable, and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of [                ].

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund followed by the distribution to Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Acquired Fund Shareholders solely in exchange for such shareholders’ common and preferred shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Premium Income preferred shareholders who elect Dissenters’ Rights, (2) the effect of the Reorganizations on (A) each Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Acquired Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of [                ] with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from Moody’s Investors Service, Inc., Fitch, Inc. or Standard & Poor’s Ratings Services, as applicable, that (a) consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund VMTP Shares and (b) the Acquiring Fund Preferred Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the Acquired Fund Preferred Shares exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganizations and each Fund shall have accrued such expenses and liabilities on or before the Closing Date. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of an Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or the Vice President without further action by the Acquiring Fund Board or an Acquired Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or an Acquired Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganizations.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, any Acquired Fund Board, any Acquired Fund, the Acquiring Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties, except with respect to the proposed domicile change for the Acquiring Fund from a Minnesota corporation to a Massachusetts business trust (the “Domicile Change”). If the Domicile Change takes effect prior to the Closing Date, all references in this Agreement to the Acquiring Fund as a Minnesota corporation shall instead be references to the Massachusetts business trust, and such Massachusetts business trust is a permitted assignee under this Agreement; accordingly, all references herein to the Acquiring Fund’s Articles, to the Board of Directors, to the State of Minnesota and to Minnesota law shall be deemed to refer to the Massachusetts business trust’s declaration of trust, to its Board of Trustees, to the Commonwealth of Massachusetts and to Massachusetts law, respectively. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to Dividend Advantage, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the fund property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Board, and signed by authorized officers of Dividend Advantage acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the fund property of the Fund as provided in its Declaration of Trust.

13.6        It is understood and agreed that the use of a single Agreement is for administrative convenience only and shall constitute a separate agreement between each Acquired Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Acquired Fund	Acquired Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to Be Issued in the Reorganizations
Dividend Advantage	MTP Shares, Series 2015 Fixed Dividend Rate: 2.30% Term Redemption Date: December 1, 2015	MTP Shares, 2.30% Series 2015 Fixed Dividend Rate: 2.30% Term Redemption Date: December 1, 2015

Premium Income	VMTP Shares, Series 2014 $100,000 liquidation value per share Term Redemption Date: August 1, 2014	VMTP Shares, Series 2014 #1 $100,000 liquidation value per share Term Redemption Date: August 1, 2014

APPENDIX C

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Fund.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of February 29, 2012, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended February 28/29				Year Ended July 31
Per Share Operating Performance	2012	2011	2010	2009(f)	2008	2007	2006	2005	2004	2003	2002
Beginning Common Share Net Asset Value	$14.18	$14.79	$13.55	$14.13	$14.96	$15.17	$15.88	$15.51	$15.14	$15.48	$15.32
Investment Operations:
Net Investment Income (Loss)	0.89	0.94	0.93	0.54	0.93	0.94	0.96	0.98	1.01	1.04	1.11
Net Realized/Unrealized Gain (Loss)	1.75	(0.69)	1.06	(0.60)	(0.71)	(0.10)	(0.52)	0.57	0.49	(0.27)	0.15
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	(0.01)	(0.03)	(0.04)	(0.13)	(0.24)	(0.25)	(0.21)	(0.13)	(0.06)	(0.08)	(0.11)
Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	(0.04)	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)

Total	2.63	0.22	1.95	(0.19)	(0.06)	0.57	0.21	1.41	1.43	0.68	1.13

Less Distributions:
Net Investment Income to Common Shareholders	(0.86)	(0.83)	(0.73)	(0.39)	(0.67)	(0.71)	(0.81)	(0.93)	(0.95)	(0.92)	(0.90)
Capital Gains to Common Shareholders	0.00	0.00	0.00	0.00	(0.10)	(0.07)	(0.11)	(0.11)	(0.11)	(0.10)	(0.07)

Total	(0.86)	(0.83)	(0.73)	(0.39)	(0.77)	(0.78)	(0.92)	(1.04)	(1.06)	(1.02)	(0.97)

Discount from Common Shares Repurchased and Retired	0.00 **	0.00 **	0.02	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending Common Share Net Asset Value	$15.95	$14.18	$14.79	$13.55	$14.13	$14.96	$15.17	$15.88	$15.51	$15.14	$15.48

Ending Market Value	$15.40	$12.75	$12.94	$10.61	$12.32	$14.16	$14.41	$15.67	$15.20	$15.45	$16.10
Total Returns:
Based on Market Value(b)	28.44%	4.69%	29.40%	(10.68)%	(7.77)%	3.64%	(2.28)%	9.94%	5.17%	2.40%	11.18%
Based on Common Share Net Asset Value(b)	19.11%	1.39%	14.83%	(1.27)%	(0.43)%	3.77%	1.41%	9.28%	9.52%	4.35%	7.68%

	Year Ended February 28/29					Year Ended July 31
	2012	2011	2010	2009(f)		2008	2007	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$184,270	$163,876	$170,983	$158,717		$165,525	$175,244	$177,734	$185,900	$181,114	$176,186	$179,630
Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Expenses(e)	1.56%	1.18%	1.24%	1.33	%*	1.29%	1.26%	1.23%	1.22%	1.22%	1.24%	1.28%
Net Investment Income (Loss)	5.97%	6.37%	6.50%	6.93	%*	6.28%	6.12%	6.18%	6.13%	6.44%	6.56%	7.29%
Portfolio Turnover Rate	14%	6%	9%	3%		18%	13%	18%	8%	15%	15%	19%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$87,325	$87,325	$90,900		$94,000	$94,000	$94,000	$94,000	$94,000	$94,000	$94,000
Liquidation Value Per Share	$—	$25,000	$25,000	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—	$71,915	$73,950	$68,651		$69,023	$71,607	$72,270	$74,441	$73,169	$71,858	$72,774
Variable Rate MuniFund Term Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$87,900	$—	$—	$—		$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000	$—	$—	$—		$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$309,636	$—	$—	$—		$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate MuniFund Term Preferred Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate MuniFund Term Perferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 2/28-2/29
2012	0.46%
2011	0.02
2010	0.02
2009(f)	—
Year Ended 7/31
2008	0.04
2007	0.04
2006	—
2005	—
2004	—
2003	—
2002	—
(f)	For the seven months ended February 28, 2009.
*	Annualized
**	Rounds to less than $.01 per share.

Acquired Funds

The following financial highlights table is intended to help you understand each Acquired Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of February 29, 2012, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The Annual Reports may be obtained without charge by calling (800) 257-8787.

Premium Income

	Year Ended February 28/29				Year Ended July 31
Per Share Operating Performance	2012	2011	2010	2009(f)	2008	2007	2006	2005	2004	2003	2002
Beginning Common Share Net Asset Value	$13.95	$14.40	$13.26	$13.87	$14.65	$14.92	$15.55	$15.19	$15.24	$15.56	$15.31
Investment Operations:
Net Investment Income (Loss)	0.88	0.92	0.90	0.52	0.89	0.90	0.91	0.93	0.97	1.03	1.05
Net Realized/Unrealized Gain (Loss)	1.44	(0.52)	0.97	(0.63)	(0.69)	(0.12)	(0.40)	0.50	0.38	(0.37)	0.16
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	(0.01)	(0.03)	(0.04)	(0.12)	(0.23)	(0.23)	(0.18)	(0.11)	(0.04)	(0.07)	(0.11)
Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	(0.02)	(0.02)	(0.02)	0.00	(0.03)	0.00	0.00

Total	2.31	0.37	1.83	(0.23)	(0.05)	0.53	0.31	1.32	1.28	0.59	1.10

	Year Ended February 28/29				Year Ended July 31
	2012	2011	2010	2009(f)	2008	2007	2006	2005	2004	2003	2002
Less Distributions:
Net Investment Income to Common Shareholders	$(0.86)	$(0.82)	$(0.71)	$(0.38)	$(0.66)	$(0.71)	$(0.79)	$(0.91)	$(0.94)	$(0.91)	$(0.85)
Capital Gains to Common Shareholders	0.00	0.00	0.00	0.00	(0.07)	(0.09)	(0.15)	(0.05)	(0.39)	0.00	0.00

Total	(0.86)	(0.82)	(0.71)	(0.38)	(0.73)	(0.80)	(0.94)	(0.96)	(1.33)	(0.91)	(0.85)

Discount from Common Shares Repurchased and Retired	0.00	0.00 **	0.02	0.00 **	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending Common Share Net Asset Value	$15.40	$13.95	$14.40	$13.26	$13.87	$14.65	$14.92	$15.55	$15.19	$15.24	$15.56

Ending Market Value	$14.95	$12.66	$12.50	$10.44	$12.38	$13.80	$14.27	$15.68	$14.37	$14.85	$15.35
Total Returns:
Based on Market Value(b)	25.65%	7.72%	27.06%	(12.57)%	(5.09)%	2.16%	(3.12)%	16.03%	5.46%	2.64%	10.52%
Based on Common Share Net Asset Value(b)	17.00%	2.55%	14.22%	(1.62)%	(0.36)%	3.59%	2.06%	8.80%	8.56%	3.71%	7.40%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$117,155	$106,083	$109,619	$102,434	$107,488	$113,558	$115,611	$120,475	$117,529	$117,418	$119,820
Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Expenses(e)	1.50%	1.20%	1.25%	1.32%*	1.38%	1.38%	1.20%	1.19%	1.20%	1.21%	1.25%
Net Investment Income (Loss)	6.05%	6.42%	6.51%	6.83%*	6.16%	5.97%	6.02%	5.97%	6.28%	6.49%	6.82%
Portfolio Turnover Rate	18%	4%	12%	3%	20%	15%	6%	11%	28%	18%	9%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$53,700	$53,700	$56,000	$56,000	$56,000	$56,000	$56,000	$56,000	$56,000	$56,000
Liquidation Value Per Share	$—	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—	$74,387	$76,033	$70,730	$72,986	$75,695	$76,612	$78,783	$77,468	$77,419	$78,491

	Year Ended February 28/29				Year Ended July 31
	2012	2011	2010	2009(f)	2008	2007	2006	2005	2004	2003	2002
Variable Rate MuniFund Term Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$53,900	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$317,356	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate MuniFund Term Preferred Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate MuniFund Term Perferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 2/28-2/29
2012	0.38%
2011	0.02
2010	0.02
2009(f)	—
Year Ended 7/31
2008	0.15
2007	0.16
2006	0.10
2005	—
2004	—
2003	—
2002	—
(f)	For the seven months ended February 28, 2009.
*	Annualized
**	Rounds to less than $.01 per share.

Dividend Advantage

	Year Ended February 28/29				Year Ended July 31
Per Share Operating Performance	2012	2011	2010	2009(f)	2008	2007	2006	2005	2004	2003	2002(g)
Beginning Common Share Net Asset Value	$13.50	$14.18	$12.69	$13.68	$14.73	$14.94	$15.44	$14.82	$14.30	$14.42	$14.33
Investment Operations:
Net Investment Income (Loss)	0.69	0.84	0.91	0.54	0.94	0.95	0.97	0.98	0.99	0.99	0.76
Net Realized/Unrealized Gain (Loss)	1.85	(0.70)	1.32	(1.00)	(0.95)	(0.14)	(0.40)	0.63	0.47	(0.20)	0.22
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	(0.02)	(0.03)	(0.13)	(0.24)	(0.24)	(0.20)	(0.11)	(0.05)	(0.07)	(0.07)
Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00 **	(0.02)	0.00 **	0.00	0.00	0.00	0.00	0.00

Total	2.54	0.12	2.20	(0.59)	(0.27)	0.57	0.37	1.50	1.41	0.72	0.91

Less Distributions:
Net Investment Income to Common Shareholders	(0.80)	(0.80)	(0.72)	(0.39)	(0.71)	(0.77)	(0.87)	(0.89)	(0.89)	(0.86)	(0.63)
Capital Gains to Common Shareholders	0.00	0.00	0.00	(0.01)	(0.07)	(0.01)	0.00	0.00	0.00	0.00	0.00

Total	(0.80)	(0.80)	(0.72)	(0.40)	(0.78)	(0.78)	(0.87)	(0.89)	(0.89)	(0.86)	(0.63)

Discount from Common Shares Repurchased and Retired	0.00	0.00 **	0.01	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Offering Costs and Preferred Share Underwriting Discounts	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.02	(0.19)

Ending Common Share Net Asset Value	$15.24	$13.50	$14.18	$12.69	$13.68	$14.73	$14.94	$15.44	$14.82	$14.30	$14.42

Ending Market Value	$14.31	$12.13	$12.43	$10.77	$13.10	$15.10	$15.81	$16.79	$14.65	$15.10	$14.65
Total Returns:
Based on Market Value(b)	25.34%	3.72%	22.58%	(14.48)%	(8.10)%	0.46%	(0.47)%	21.34%	2.99%	9.19%	2.00%
Based on Common Share Net Asset Value(b)	19.38%	0.70%	17.70%	(4.20)%	(1.95)%	3.79%	2.46%	10.41%	10.00%	5.01%	5.21%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$31,289	$27,710	$29,127	$26,236	$28,285	$30,439	$30,823	$31,821	$30,538	$29,443	$29,679
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)
Expenses(e)	3.07%	1.81%	1.35%	1.48%*	1.39%	1.38%	1.31%	1.27%	1.28%	1.29%	1.35%*
Net Investment Income (Loss)	4.75%	5.85%	6.48%	7.03%*	6.23%	5.89%	5.92%	5.93%	6.13%	6.15%	6.00%*
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Expenses(e)	3.02%	1.69%	1.15%	1.22%*	1.07%	0.99%	0.86%	0.82%	0.81%	0.82%	0.90%*
Net Investment Income (Loss)	4.79%	5.97%	6.68%	7.29%*	6.55%	6.28%	6.37%	6.38%	6.60%	6.61%	6.45%*
Portfolio Turnover Rate	28%	6%	6%	4%	18%	19%	8%	8%	9%	2%	21%

	Year Ended February 28/29				Year Ended July 31
	2012	2011	2010	2009(f)	2008	2007	2006	2005	2004	2003	2002(g)
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$14,275	$14,925	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Liquidation Value Per Share	$—	$—	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—	$—	$76,010	$68,946	$69,195	$72,561	$73,161	$74,720	$72,716	$71,005	$71,374
MuniFund Term Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$16,313	$16,313	$—	$—	$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$10.00	$10.00	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$29.18	$26.99	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ending Market Value Per Share (2015)	$10.08	$9.73	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average Market Value Per Share (2015)	$9.95	$9.82^	$—	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or MuniFund Term Preferred Shares, where applicable.
(d)	After Expense Reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MuniFund Term Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 2/28-2/29
2012	1.69%
2011	0.52
2010	0.02
2009(f)	—
Year Ended 7/31
2008	0.05
2007	0.03
2006	—
2005	—
2004	—
2003	—
2002	—

(f)	For the seven months ended February 28, 2009.
(g)	For the period September 25, 2001 (commencement of operations) through July 31, 2002.
*	Annualized
**	Rounds to less than $.01 per share.
^	For the period November 15, 2010 (first issuance date of shares) through February 28, 2011.

APPENDIX D

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees as a group in each Fund and in all Nuveen funds overseen by the Board Member nominee as of January 31, 2012.

Dollar Range of Equity Securities

Board Member Nominees	Quality Income	Premium Income	Dividend Advantage	Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0.00	$0.00	$0.00	over $100,000
Jack B. Evans	$0.00	$0.00	$0.00	over $100,000
William C. Hunter	$0.00	$0.00	$0.00	over $100,000
David J. Kundert	$0.00	$0.00	$0.00	over $100,000
William J. Schneider	$0.00	$0.00	$0.00	over $100,000
Judith M. Stockdale	$0.00	$0.00	$0.00	over $100,000
Carole E. Stone	$0.00	$0.00	$0.00	over $100,000
Virginia L. Stringer	$0.00	$0.00	$0.00	over $100,000
Terence J. Toth	$0.00	$0.00	$0.00	over $100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0.00	$0.00	$0.00	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of January 31, 2012. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)

Board Member Nominees	Quality Income	Premium Income	Dividend Advantage
Independent Board Members/Nominees	0	0	0
Robert P. Bremner	0	0	0
Jack B. Evans	0	0	0
William C. Hunter	0	0	0
David J. Kundert	0	0	0
William J. Schneider	0	0	0
Judith M. Stockdale	0	0	0
Carole E. Stone	0	0	0

D-1

Board Member Nominees	Quality Income	Premium Income	Dividend Advantage
Virginia L. Stringer	0	0	0
Terence J. Toth	0	0	0
Non-Independent Board Member/Nominee
John P. Amboian	0	0	0
All Board Members and Officers as a Group	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

D-2

APPENDIX E

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting
Acquiring Fund	6	7	1	4	6	4	6
Premium Income	6	7	1	4	6	4	6
Dividend Advantage	6	7	0	4	6	4	6

E-1

APPENDIX F

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX G

MINNESOTA STATUTES

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1.    Actions creating rights.    A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)        unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)        alters or abolishes a preferential right of the shares;

(2)        creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)        alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)        excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)        eliminates the right to obtain payment under this subdivision;

(b)        a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)        a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)        a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)        a plan of conversion adopted by the corporation; or

(f)        any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2.    Beneficial owners.    (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)        A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3.    Rights not to apply.    (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)        If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)        Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)        The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)        The applicability of clause (1) is determined as of:

(i)        the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)        the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)        Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4.    Other rights.    The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1.    Definitions.    (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)        “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)        “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)        “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2.    Notice of action.    If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3.    Notice of dissent.    If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4.    Notice of procedure; deposit of shares.    (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)        the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)        any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)        a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)        a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)        In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5.    Payment; return of shares.    (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)        the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)        an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)        a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)        The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)        If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6.    Supplemental payment; demand.    If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7.    Petition; determination.    If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8.    Costs; fees; expenses.    (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)        If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)        The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

[FORM OF PROXY]

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PROXY COMMON SHARES	NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Michigan Dividend Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Michigan Dividend Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on             , 2012, at     :00   .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Michigan Dividend Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

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Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Michigan

Dividend Advantage Municipal Fund

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: Class III: (01) Robert P. Bremner (02) Jack B. Evans	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

		☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Michigan Dividend Advantage Municipal Fund (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with the Acquired Fund’s Declaration of Trust.

		☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

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VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on , 2012

Please detach at perforation before mailing.

PROXY PREFERRED SHARES	NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Michigan Dividend Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Michigan Dividend Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on             , 2012, at     :00     .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Michigan Dividend Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866- -
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Michigan

Dividend Advantage Municipal Fund

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: Class III: (01) Robert P. Bremner (02) Jack B. Evans	Preferred Shares Only: (03) William C. Hunter (04) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left
			☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)
			FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Michigan Dividend Advantage Municipal Fund (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with the Acquired Fund’s Declaration of Trust.

			☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on , 2012

Please detach at perforation before mailing.

PROXY COMMON SHARES	NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Michigan Premium Income Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Michigan Premium Income Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on             , 2012, at     :00     .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Michigan Premium Income Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866- -
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Michigan

Premium Income Municipal Fund, Inc.

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: (01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Virginia L. Stringer (08) Terence J. Toth	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left
			☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Michigan Premium Income Municipal Fund, Inc. (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with the Acquired Fund’s Articles of Incorporation.

			☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on , 2012

Please detach at perforation before mailing.

PROXY PREFERRED SHARES	NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Michigan Premium Income Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Michigan Premium Income Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on             , 2012, at     :00     .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Michigan Premium Income Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866- -
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Michigan

Premium Income

Municipal Fund, Inc. Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: (01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Virginia L. Stringer (08) Terence J. Toth	Preferred Shares Only: (09) William C. Hunter (10) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

				☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)			FOR	AGAINST	ABSTAIN

2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Michigan Premium Income Municipal Fund, Inc. (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with the Acquired Fund’s Articles of Incorporation.

				☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on , 2012

Please detach at perforation before mailing.

PROXY COMMON SHARES	NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Michigan Quality Income Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Michigan Quality Income Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on             , 2012, at     :00     .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Michigan Quality Income Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866- -
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Michigan

Quality Income Municipal Fund, Inc.

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: (01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Virginia L. Stringer (08) Terence J. Toth	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left
			☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization to enable the fund to reorganize as a newly created Massachusetts business trust.		☐	☐	☐

3.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Michigan Dividend Advantage Municipal Fund and Nuveen Michigan Premium Income Municipal Fund, Inc. (each, an “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of each Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with each Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable (each, a “Reorganization”).

			☐	☐	☐

4.	To approve the issuance of additional common shares in connection with each Reorganization pursuant to the Agreement and Plan of Reorganization.		☐	☐	☐

5.	To approve an amendment to the Fund’s articles of incorporation to increase the number of preferred shares the Fund is authorized to issue.		☐	☐	☐

6.	To transact such other business as may properly come before the Annual Meeting.
In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on , 2012

Please detach at perforation before mailing.

PROXY PREFERRED SHARES	NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Michigan Quality Income Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Michigan Quality Income Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on             , 2012, at     :00     .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Michigan Quality Income Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866- -
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Michigan

Quality Income Municipal Fund, Inc.

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: (01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Virginia L. Stringer (08) Terence J. Toth	Preferred Shares Only: (09) William C. Hunter (10) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left
				☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)			FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization to enable the fund to reorganize as a newly created Massachusetts business trust.			☐	☐	☐

3.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Michigan Dividend Advantage Municipal Fund and Nuveen Michigan Premium Income Municipal Fund, Inc. (each, an “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of each Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with each Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable (each, a “Reorganization”).

				☐	☐	☐

4.	To approve the issuance of additional common shares in connection with each Reorganization pursuant to the Agreement and Plan of Reorganization.			☐	☐	☐

5.	To approve an amendment to the Fund’s articles of incorporation to increase the number of preferred shares the Fund is authorized to issue.			☐	☐	☐

6.	To transact such other business as may properly come before the Annual Meeting.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN MICHIGAN DIVIDEND ADVANTAGE FUND (NZW)

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

AND

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Michigan Dividend Advantage Fund (“Dividend Advantage” or an “Acquired Fund”) and Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income” or an “Acquired Fund” and, together with Dividend Advantage, the “Acquired Funds”) in connection with the proposed reorganizations of the Acquired Funds into Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for, with respect to each reorganization: (i) the Acquiring Fund’s acquisition of substantially all of the assets of the Acquired Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund; and (ii) the liquidation, dissolution and termination of the Acquired Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated                 , 2012 relating to the proposed Reorganizations of the Acquired Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787, by writing to the Funds or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated                 , 2012.

i

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions,” are not fundamental policies and may be changed by a Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” and each Director or Trustee, as applicable, a “Board Member”), without the approval of shareholders.

The Funds have substantially similar investment objectives, policies and risks, and are managed by the same portfolio manager. For each of the Acquiring Fund and Premium Income, the primary investment objective is current income exempt from both regular federal income taxes and Michigan individual income taxes, as well as the Michigan intangibles tax. The secondary investment objective for each of these Funds is to enhance portfolio value relative to the Michigan municipal bond market through investments in tax-exempt Michigan municipal obligations that Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”) (formerly known as Nuveen Asset Management), the investment adviser to each Fund, believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Dividend Advantage’s investment objectives are: (i) to provide current income exempt from regular federal and Michigan income tax; and (ii) to enhance portfolio value relative to the Michigan municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, each Fund seeks to achieve its investment objectives by investing at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income taxes.

Under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B—or that are unrated but judged to be of comparable quality by the Adviser.

If a municipal security satisfies the credit quality policies described above at the time the security is purchased, a Fund will not be required to dispose the security in the event that a rating agency downgrades its assessment of the credit characteristics of such issue. In determining whether to retain or sell such a security, the Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of NRSRO (i.e., Moody’s, S&P and Fitch) ratings of municipal securities is set forth in Appendix A to this SAI.

Each Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through a Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and revenues, but also creates the possibility that a Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating securities purchased by a Fund.

During temporary defensive periods and in order to keep a Fund’s cash fully invested, a Fund may invest up to 100% of its net assets in short-term investments including high-quality, short-term securities that may be either tax exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

There is no assurance that a Fund will achieve its investment objectives.

Each Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Consequently, as to 75% of its assets, each Fund may not invest more than 5% of its total assets in the securities of any single issuer.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, each Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Michigan income taxes (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds on long-term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of a Fund.

The municipal securities in which each Fund will invest are generally issued by the State of Michigan, a municipality of Michigan, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from regular federal and Michigan income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Michigan income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and the ability of their issuers to make interest and principal payments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Each Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as each Fund is solvent and does not foresee becoming insolvent.

Municipal Lease Obligations and Certificates of Participation.    Included within the general category of Municipal Obligations described above and in the Joint Proxy Statement/Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. Each Fund seeks to minimize these risks by investing only in those “non-appropriation” Municipal Lease Obligations where: (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality; (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation; (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated; (d) the lease obligor has maintained good market acceptability in the past; (e) the investment is of a size that will be attractive to institutional investors; and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of a Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Each Fund also may invest up to 15% of its net assets in inverse floating rate securities. A Fund may employ inverse floating rate securities for a variety of reasons, including duration management, income enhancement and total return enhancement. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer or other third-party sponsor. In turn, this trust: (i) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties; and (ii) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income receive by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances, the inverse floater holder (such as a Fund) bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond, but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right: (i) to cause the holders of the floating rate certificates to tender their notes at par; and (ii) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. A Fund will enter into such a recourse agreement (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third-party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities. Such agreements may expose a Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, a Fund would not be require to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and such Fund could incur a loss.

Each Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to a Fund may be highly leveraged. The structure and degree to which a Fund’s inverse floating rate securities are leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in the special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, a Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain a Fund’s anticipated effective leverage ratio.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

A Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter-term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Financial Futures and Options Transactions

Each Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Adviser uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Each Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term municipal securities (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices the Adviser anticipates to correlate with the prices of the municipal securities each Fund owns. To accomplish such hedging, each Fund may take an investment position in a futures contract or in an option that is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities a Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities a Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. Each Fund currently intends to allocate any taxable income or gain proportionately between its common shares and its preferred shares. See “Tax Matters.”

The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging each Fund’s portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of municipal securities held in each Fund’s portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of municipal securities a Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

No Fund will purchase futures unless it has segregated or earmarked cash, government securities or high-grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. No Fund will sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If a Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, such Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options and it will only write “covered” or “secured” options, where a Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit a Fund’s ability to engage in hedging transactions. So long as any rating agency is rating a Fund’s preferred shares, such Fund will engage in futures or options transactions only in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from Moody’s and S&P, as appropriate, that these transactions would not impair the ratings then assigned by Moody’s and S&P to such shares.

Description of Financial Futures and Options.    A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option’s expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the U.S. Commodity Futures Trading Commission (“CFTC”). Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

Risks of Futures and Options Transactions.    There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If a Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If a Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if a Fund fails to complete the anticipated purchase transaction, such Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If a Fund decides to use futures contracts or options on futures contracts for hedging purposes, such Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Funds that are greater than those that would otherwise apply to a Fund under applicable rules of the exchanges and the CFTC.

Derivatives and Hedging Strategies

The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Funds may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s opinion, correlate with the prices of the Funds’ investments. The Adviser uses derivatives to shorten or lengthen the effective duration of its portfolio securities, and therefore the interest rate risk, of the Funds’ portfolios, and to adjust other aspects of the portfolio’s risk/return profile. The Funds may use these instruments if the Funds deem it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Funds’ net asset value which in turn could reduce yield. The Funds will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of a Fund’s Managed Assets. The Funds will invest in these instruments only in markets believed by the Adviser to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds will only sell covered futures contracts, which means that the Funds segregate assets equal to the amount of the obligations.

Interest Rate and Total Return Swaps.    The Funds may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the

Funds and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) local government securities market denominated in that non-U.S. market currency. In a total return swap, the Funds exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Funds usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Funds. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Funds’ obligations will be accrued on a daily basis, and the full amount of the Funds’ obligations will be segregated by the Funds.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Funds would be unfavorably affected.

Credit Default Swaps.    A credit default swap is an agreement between two counterparties, in which one party makes a periodic payment to the other party in exchange for a potential payoff if a third party (the “reference credit”) defaults in the payment of its debt obligations. The Funds may enter into a credit default swap as the first party (or “buyer”) seeking to receive credit protection to hedge a specific portfolio holding. In this example, a counterparty is the provider (or “seller”) of credit protection. Generally, credit default swaps may reference a specific entity or a pool of entities. The settlement of a credit default swap, upon the occurrence of a trigger event, may be accomplished by means of physical delivery of the securities of the reference entity, or a cash payment. Entering into credit default swap agreements involves counterparty risks.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by the Funds, the Funds will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Funds’ long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

The Funds and the Adviser have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Funds, the Adviser, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading advisor under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Funds to continue to claim the 4.5 exclusion. A fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If the Funds were no longer able to claim the exclusion, the Adviser would be required to register as a “commodity pool operator,” and the Funds and the Adviser would be subject to regulation under the Commodity Exchange Act. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Funds’ policies. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Funds may enter into futures contracts or engage in options transactions. See “Tax Matters.”

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Funds may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Interest Rate Transactions.    In order to seek to hedge the value of a Fund’s portfolio or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund may enter into these transactions to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligations. The payment obligations would be based on the notional amount of the swap. The Funds may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Funds would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Funds will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds intend to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to a Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Funds’ use of interest rate swaps or caps could enhance or harm the overall performance of a Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although this will not guarantee that the counterparty does not default, a Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Funds’ investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Funds would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of a Fund’s common shares.

Structured Notes

The Funds may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Funds may invest directly. As a shareholder in another investment company, the Funds will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, each Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and Michigan personal income tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

(c) Repurchase agreements, which involve purchases of debt securities. At the time the Funds purchase securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Funds’ investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for such notes. However, they are redeemable by the Funds at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1. Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2. Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3. Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4. Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5. Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6. Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Funds may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Segregation of Assets

As a closed-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to such Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Each Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of such segregation, such assets may not be used for other operational purposes.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, each Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

Other Investment Policies and Techniques

When-Issued and Delayed Delivery Transactions.    Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, such Fund is required under the rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of such Fund and, to the extent distributed, will be taxable distributions to shareholders. Each Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Illiquid Securities.    The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegate.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Funds in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Funds may also engage to a limited extent in short-term trading consistent with their investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Funds will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Funds will attempt to achieve their investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Funds anticipate that their annual portfolio turnover rates will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Funds deem it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Funds may exceed 100% in particular years.

Repurchase Agreements.    As temporary investments, the Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable to shareholders of the Funds, including owners of preferred shares and, therefore, is required to be allocated proportionately by the Funds between common shares and preferred shares. The Funds will enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery dates; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    The Funds may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Funds accrue income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, including, with respect to the Acquiring Fund and Premium Income, Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”), and, with respect to Dividend Advantage, MuniFund Term Preferred Shares (“MTP Shares”), voting together, and of the holders of a majority of the outstanding preferred shares, voting separately. (MTP Shares and VMTP Shares are referred to herein together as the “preferred shares” and the holders of such preferred shares are referred to as “preferred shareholders.”) For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:

Dividend Advantage	Acquiring Fund and Premium Income

1) Under normal circumstances, invest less than 80% of the Fund’s net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and Michigan income taxes.

1) Under normal circumstances, invest less than 80% of the Fund’s net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and Michigan income taxes.

2) Issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent permitted under the 1940 Act and except as otherwise described in the Joint Proxy Statement/Prospectus.

2) Issue senior securities, as defined in the
1940 Act, other than preferred shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below [or with respect to transactions involving futures contracts or the writing of options within the limits described in “Certain Trading Strategies of the Fund—Financial Futures and Options Transactions”*]

3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings);

3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made;

4) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

Dividend Advantage	Acquiring Fund and Premium Income

6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;	6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;

7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or derivative instruments or from investing in securities or other instruments backed by physical commodities);

8) Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended; or	8) Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended;

9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

9) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

10)—

10) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

11)—	11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

12)—

12) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

[* The Fund has revised certain fundamental policies relating to the purchase of financial futures and options, which have the effect of permitting the Fund to engage in derivative transactions for non-hedging purposes. As a result, the sections of the prospectus referred to here have been superseded. See “Portfolio Composition—Derivatives.”]

For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions, under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided that the Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, including VMTP Shares and MTP Shares or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of VMTP Shares or MTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. Each Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but a Fund will not engage in trading solely to recognize a gain. Each Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although a Fund cannot accurately predict its annual portfolio turnover rate, each Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances.

For the fiscal years ended February 29, 2012 and February 28, 2011, the portfolio turnover rates of the Funds were as follows:

Fund	2012	2011
Acquiring Fund	14%	6%
Premium Income	18%	4%
Dividend Advantage	28%	6%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (“the management agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities. Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

With respect to Dividend Advantage, the Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2013 annual meeting, the Class II Board Members serving until the 2014 annual meeting and the Class III Board Members serving until the 2012 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner and Jack B. Evans are slated in Class III. In addition, two Board Members are elected by holders of preferred shares annually. Currently, Messrs. William C. Hunter and William J. Schneider serve as the Board Members elected by holders of preferred shares for a term of one year. With respect to the Acquiring Fund and Premium Income, Board Members serve annual terms until the next annual meeting or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth currently serve as the Board Members elected by holders of common shares and preferred shares, voting together as a single class, and Board Members Hunter and Schneider serve as the Board Members elected by holders of the preferred shares. The officers of the Funds serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of August 15, 2012, Board Members of the Funds are directors or trustees, as the case may be, of 102 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 118 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	220	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	220	Director and Chairman, United Fire Group, a Publicly held company ; formerly, Director, Alliant Energy

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual Board Member until 2012 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President, (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	220	Director of Xerox Corporation (since 2004)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	220	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Board Member until 2012 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	220	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	220	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	220	Director, Chicago Board Options Exchange (since 2006)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Governance consultant and non-profit board member; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	220	Previously, Independent Director (1987- 2010) and Chair First American Fund Complex (1997- 2010)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	220	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominee/Board Member who is an interested person of the Funds

John P. Amboian(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999), formerly, President (1999-2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	220	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)

Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.

(3)

Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, Inc., to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments Inc. and certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Unless otherwise noted, the following information is as of August 15, 2012.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	118

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	118

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); Managing Director - Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	220

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	220

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	220

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors, Inc.; formerly Senior Vice President (2008-2011) of Nuveen Securities, LLC.	220

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, Inc.; Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	220

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	220

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. During the fiscal year ended February 29, 2012, the Executive Committee met once with respect to the Acquiring Fund and Premium Income and did not meet with respect to Dividend Advantage.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended February 29, 2012, the Dividend Committee met four times.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange (“NYSE”) or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David

J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. During the fiscal year ended February 29,2012, the Audit Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended February 29, 2012, the Compliance Committee met six times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended February 29, 2012, the Nominating and Governance Committee met six times.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone.

Board Diversification and Trustee Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Master of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the

Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration degree from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business

School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. (since 2008) and as a Managing Partner at Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship and the Mather Foundation, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

Robert P. Bremner serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Board Member Terms

For each of the Acquiring Fund and Premium Income, all Board Members are elected annually for one-year terms. With respect to Dividend Advantage, Class I trustees serve until the 2013 annual meeting of shareholders; Class II trustees serve until the 2014 annual meeting of shareholders; and Class III trustees will serve until the 2015 annual meeting of shareholders. As each trustee’s term expires, common shareholders are asked to elect trustees unless any preferred shares are outstanding at that time, in which event holders of preferred shares (including holders of VMTP Shares or MTP Shares), voting as a separate class, elect two trustees and the remaining trustees are elected by holders of the Fund’s common stock and holders of preferred shares, voting together as a single class. Holders of preferred shares will be entitled to elect a majority of the Fund’s trustees under certain circumstances. Trustees are elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See the Fund’s Joint Proxy Statement/Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.”

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Board Member as of January 31, 2012:

Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund	Dollar Range of Equity Securities in Dividend Advantage	Dollar Range of Equity Securities in Premium Income
John P. Amboian	$0.00	$0.00	$0.00
Robert P. Bremner	$0.00	$0.00	$0.00
Jack B. Evans	$0.00	$0.00	$0.00
William C. Hunter	$0.00	$0.00	$0.00
David J. Kundert	$0.00	$0.00	$0.00
William J. Schneider	$0.00	$0.00	$0.00
Judith M. Stockdale	$0.00	$0.00	$0.00
Carole E. Stone	$0.00	$0.00	$0.00
Virginia L. Stringer	$0.00	$0.00	$0.00
Terence J. Toth	$0.00	$0.00	$0.00

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Amboian	over $100,000
Robert P. Bremner	over $100,000
Jack B. Evans	over $100,000
William C. Hunter	over $100,000
David J. Kundert	over $100,000
William J. Schneider	over $100,000
Judith M. Stockdale	over $100,000
Carole E. Stone	over $100,000
Virginia L. Stringer	over $100,000
Terence J. Toth	over $100,000

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of August 13, 2012, the executive officers and Board Members of the Funds, in the aggregate, own less than 1% of the Acquiring Fund’s equity securities.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information with respect to holdings of common shares is based on Schedule 13G filings and amendments made on or before August 13, 2012.

				Estimated pro forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund (VMTP)	Wells Fargo Bank, N.A. 101 N. Phillips Ave Sioux Falls, South Dakota 57104	879	100%	61.99%	0.05%

Premium Income (VMTP)	Citibank, N.A. 399 Park Avenue New York, NY 10022	539	100%	38.01%	0.03%

Compensation

Prior to January 1, 2012, each Independent Board Member received a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Independent Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $10,000 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2012, Independent Board Members receive a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible

Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year:

	Aggregate Compensation from the Funds(1)
Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Quality Income	$982	$712	$689	$740	$724	$768	$699	$648	$721
Dividend Advantage	168	129	119	129	131	128	128	119	132
Premium Income	587	446	411	447	459	443	443	411	457
Total Compensation from Nuveen Funds Paid to Board Members/Nominees(2)	$329,731	$260,124	$218,576	$244,966	$259,415	$248,033	$245,650	$175,000	$263,891

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Quality Income	$151	$184	$689	$740	$—	$431	$—	$—	$—
Dividend Advantage	—	—	—	—	—	—	—	—	—
Premium Income	—	—	—	—	—	—	—	—	—

(2)

Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2011 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, the Funds’ investment adviser, is responsible for determining the Funds’ overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing operations and each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to each Fund. For additional information regarding the management services performed by Nuveen Fund Advisors, including the biography of the Funds’ portfolio manager and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Fund’s Prospectus.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $212 billion of assets under management as of June 30, 2012.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s management agreement for the last three fiscal years are as follows:

Acquiring Fund	2/29/2012	2/28/2011	2/28/2010
Gross Advisory Fees	$1,639,481	$1,638,859	$1,632,303
Waiver	$—	$—	$—

Net Advisory Fees	$1,639,481	$1,638,859	$1,632,303

Premium Income	2/29/2012	2/28/2011	2/28/2010
Gross Advisory Fees	$1,044,234	$1,042,914	$1,039,702
Waiver	$—	$—	$—

Net Advisory Fees	$1,044,234	$1,042,914	$1,039,702

Dividend Advantage	2/29/2012	2/28/2011	2/28/2010
Gross Advisory Fees	$290,583	$282,036	$276,922
Waiver	$(13,341)	$(35,273)	$(55,445)

Net Advisory Fees	$277,242	$246,763	$221,477

Sub-Adviser

Effective as of January 1, 2011, Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 38.462% of net advisory fees. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the period from January 1, 2012 through February 29, 2012 were $106,480 for the Acquiring Fund, $67,529 for Premium Income and $18,895 for Dividend Advantage.

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Daniel J. Close, CFA is each Fund’s portfolio manager at Nuveen Asset Management and has primary responsibility for the day-to-day implementation of each Fund’s investment strategy. Mr. Close is a Senior Vice President of Nuveen Investments. He has direct responsibility for managing approximately $4.71 billion of securities in 28 closed-end funds (as of February 29, 2012). He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team.

He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation. Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

In addition to managing the Funds, Mr. Close is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of February 29, 2012.

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	25	$4.38 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	10	$71.95 million

*	None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation.    Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    As of February 29, 2012, Mr. Close does not beneficially own any stock issued by the Funds.

Unless earlier terminated as described below, each Fund’s management agreement with Nuveen Fund Advisors and sub-advisory agreement with Nuveen Asset Management will remain in effect until August 1, 2013. Each Fund’s management agreement and sub-advisory agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of each Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreements may be terminated at any time, without penalty, by either the Funds or Nuveen Asset Management upon 60 days’ written notice, and they are automatically terminated in the event of their assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interest of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

Fiscal Years Ended February 28 or 29

	2012	2011	2010
Acquiring Fund	$—	$—	$—
Premium Income	$—	$—	$—
Dividend Advantage	$—	$—	$—

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the exchange on which they are listed, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT (formerly the NYSE Amex) or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board of the Fund may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and, if conversion would adversely affect the holders of the preferred shares, approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the trustees, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Articles of Incorporation” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, NYSE MKT or elsewhere, and the Fund’s preferred shares, including VMTP Shares, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN A FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

Each Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

Each Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If a Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of each Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by a Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by a Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to a Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.

Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2013, “qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2013, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual federal income tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as a Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

The IRS currently requires that each Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, each Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Funds may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

Certain of each Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require each Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The redemption, sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by a Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

For taxable years beginning after December 31, 2012, certain non-corporate shareholders will be subject to an increased rate of tax on some or all of their “net investment income,” which will include items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by a Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Each Fund may be required to withhold U.S. federal income tax from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2012, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from a Fund.

Michigan Tax Matters

The following is based upon the advice of Dickinson Wright PLLC, special Michigan counsel to the Fund.

The following is a general, abbreviated summary of certain provisions of the applicable Michigan tax law as presently in effect as it directly governs the taxation of Michigan resident individual and Michigan corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such changes may be retroactive with respect to the Fund’s transactions. Reference in the Prospectus and this Statement of Additional Information to the Michigan income tax shall mean the applicable income tax imposed by the Michigan Compiled Laws and the regulations thereunder.

Assuming that the Fund qualifies as a “regulated investment company” for federal income tax purposes under Subchapter M of the Code and that amounts so designated by the Fund to its shareholders qualify as “exempt-interest dividends” under Section 852(b)(5) of the Code, such exempt-interest dividends attributable to Michigan municipal bonds will be exempt from Michigan income tax when received by a shareholder of the Fund to the same extent as interest on the Michigan municipal bonds would be exempt from Michigan income tax if received directly by such shareholder. Generally, other dividends by the Fund, including capital gain distributions, if any, or additional amounts includable in the gross income of the shareholders for federal income tax purposes (including gains realized upon the redemption or exchange of shares of the Fund) will be subject to Michigan income tax.

It is unclear under current law whether the Fund will be subject to Michigan income tax. If the Fund were required to pay an Michigan income tax, the net income available for distribution to shareholders would be reduced.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares in the Fund will not be deductible for Michigan income tax purposes. Special rules apply in the case of financial institutions.

Neither the Michigan municipal bonds purchased by the Fund nor the shares in the Fund owned by a shareholder will be subject to Michigan property taxes, sales or use taxes.

No opinion is expressed with respect to taxation under any other provision of Michigan law. Ownership of the VMTP Shares or MTP Shares may result in collateral Michigan tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Michigan state and local tax matters.

EXPERTS

The financial statements of the Acquiring Fund and the Acquired Funds appearing in each Fund’s Annual Report for the year ended February 29, 2012 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and the Acquired Funds. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent with respect to the common shares is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that shareholders of each Fund, voting separately, must approve the Reorganization for their Fund and that shareholders of the Acquiring Fund must approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the closing of the Reorganizations is contingent upon shareholders of the Acquiring Fund approving the proposed changes to the Fund’s Articles of Incorporation, unless the change of domicile proposal for the Acquiring Fund is approved and has closed. If one Fund does not obtain the requisite approvals, the closing will not occur for any Fund. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Funds and Acquiring Fund as of February 29, 2012. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Acquired Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated below in the table.

Acquired Funds	Acquiring Fund	12 Month Period Ended
Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income”)	Nuveen Michigan Quality Income Municipal Fund, Inc. (“Acquiring Fund”)	February 29, 2012
Nuveen Michigan Dividend Advantage Municipal Fund (“Dividend Advantage”)

Note 2 — Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of a Reorganization. The Acquired Funds and the Acquiring Fund are registered closed-end management investment companies. The Reorganizations would be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Acquired Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Funds’ shareholders in complete liquidation of the Acquired Funds. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that Premium Income and Dividend Advantage make undistributed net investment income distributions of $1,976,265 and $248,935, respectively, to their shareholders prior to the Reorganizations. The table below shows the common shares that Acquired Funds shareholders would have received if the Reorganizations were to have taken place on the period ended date in Note 1.

Acquired Fund	Shares Exchanged
Premium Income	7,223,147
Dividend Advantage	1,930,622

In accordance with accounting principles generally accepted in the United States of America, each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$184,269,645	February 29, 2012
Premium Income	$117,154,999	February 29, 2012
Dividend Advantage	$31,288,827	February 29, 2012
Combined Fund Pro Forma	$329,933,271	February 29, 2012

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Expense reimbursement[1]	$13,341	0.00%[4]
Management fees[2]	$(47,942)	(0.01)%
Professional fees[3]	$(35,101)	(0.01)%
Custodian’s fees and expenses[3]	$(22,571)	(0.01)%
Shareholder’s servicing agent fees and expenses[3]	$(20,192)	(0.01)%
Shareholders’ reports – printing and mailing expenses[3]	$(17,674)	(0.01)%
Other expenses[3]	$(16,290)	(0.00)%[4]

Total Pro Forma Net Expense Adjustment	$(146,429)	(0.04)%

(1)	Reflects the reduction in expense reimbursement payments the Adviser would have made to the Acquired Funds if the Reorganizations had taken place on the first day of the period as disclosed in Note 1.
(2)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined fund’s average net assets.
(3)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(4)	Rounds to less than 0.01% or (0.01)%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4 — Reorganization Costs

The Reorganization costs (whether or not the Reorganizations are consummated) will be allocated among the Funds. Premium Income and Dividend Advantage are expected to incur an estimated $95,000 and $280,000, respectively, in Reorganization costs. These costs represent the estimated nonrecurring expenses of the Acquired Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by the Acquired Funds. The Acquiring Fund is expected to be charged approximately $180,000 of expenses in connection with the Reorganizations. The pro forma financial information included in Note 2 has been adjusted for any costs related to the Reorganizations to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganizations had occurred as of February 29, 2012, the Acquiring Fund would not have been required to dispose of securities of the Acquired Funds in order to comply with its investment policies and restrictions, and would have not sold any material portion (i.e., more than 5% of an Acquired Fund’s assets) of the securities in the Acquired Funds’ portfolios solely as a result of the Reorganizations.

Note 5 Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforward

As of February 29, 2012, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. As of February 29, 2012, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Premium Income	Dividend Advantage
Capital loss carryforwards	$2,327,226	$1,595,878	$1,161,556

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Premium Income	Dividend Advantage
Expiration Date:
February 28, 2017	$—	$9,738	$327,197
February 28, 2018	$2,327,226	$1,586,140	$834,359

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of

A-5

projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

A-6

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.—A brief description of the applicable Fitch, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A-7

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-8

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B —

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2012 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

TAX-FREE YIELDS

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%
0-$8,700	0-$17,400	10.0%	4.44%	5.00%	5.56%	6.11%
$8,700-$35,350	$17,400-$70,700	15.0%	4.71%	5.29%	5.88%	6.47%
$35,350-$85,650	$70,700-$142,700	25.0%	5.33%	6.00%	6.67%	7.33%
$85,650-$178,650	$142,700-$217,450	28.0%	5.56%	6.25%	6.94%	7.64%
$178,650-$388,350	$217,450-$388,350	33.0%	5.97%	6.72%	7.46%	8.21%
Over $388,350	Over $388,350	35.0%	6.15%	6.92%	7.69%	8.46%

6.00%		6.50%		7.00%		7.50%
6.67%		7.22%		7.78%		8.33%
7.06%		7.65%		8.24%		8.82%
8.00%		8.67%		9.33%		10.00%
8.33%		9.03%		9.72%		10.42%
8.96%		9.70%		10.45%		11.19%
9.23%		10.00%		10.77%		11.54%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

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APPENDIX C

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF MUNIFUND TERM PREFERRED SHARES

C-1

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF MUNIFUND TERM PREFERRED SHARES

Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Fund”), a Minnesota corporation, certifies to the Secretary of State of Minnesota that:

RECITALS

FIRST: The Fund is authorized under Article Fifth of the Fund’s Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time, is herein called the “Articles”), to issue             of preferred stock, par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Fifth of the Articles, the Board of Directors has, by resolution, authorized the issuance of             preferred stock, $.01 par value per share, such shares to be classified as MuniFund Term Preferred Shares (“MuniFund Term Preferred”), and such shares of MuniFund Term Preferred to be issued in one or more series (each such series, a “Series”).

THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of MuniFund Term Preferred Shares are set forth in this Statement, as modified, amended or supplemented in the Appendix (each an “Appendix” and collectively the “Appendices”) to this Statement specifically relating to such Series as now or hereafter filed by the Fund with the Secretary of State of the State of Minnesota (each such Series being referred to herein as a Series of MuniFund Term Preferred Shares, and shares of all such Series being referred to herein individually as a “MuniFund Term Preferred Share” and collectively as the “MuniFund Term Preferred Shares”).

DEFINITIONS

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1.1         Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the , Fund which are shares of stock for purposes of the 1940 Act, including all outstanding MuniFund Term Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder of MuniFund Term Preferred Shares of an amount which, when taken-together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable

Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of MuniFund Term Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of MuniFund Term Preferred Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Adviser” means Nuveen Asset Management, a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Articles” shall have the meaning as set forth in the Recitals of this Statement.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Board of Directors” means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

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“Custodian Agreement” means, with respect to any Series, the Custodian Agreement by and among the Custodian and the Fund with respect to such Series.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Default Period” shall have the meaning as set forth in Section 2.2(h)(i).

“Default Rate” shall have the meaning as set forth in Section 2.2(h)(i).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Obligation;

(3)        any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Obligations or any combination thereof; or

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Dividend Payment Date” means, with respect to any Series, each of the Dividend Payment Dates for such Series set forth in the Appendix for such Series.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

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“Dividend Rate” means, with respect to any Series and as of any date, the Fixed Dividend Rate for that Series as adjusted (if applicable) on such date in accordance with the provisions of Section 2.2(c) and Section 2.2(h).

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended. “Fitch” means Fitch Ratings, Inc. and any successor or successors thereto.

“Fixed Dividend Rate” means, with respect to any Series, the rate per annum specified as the Fixed Dividend Rate for such Series in the Appendix for such Series.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the MuniFund Term Preferred Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” shall have the meaning as set forth in Section 2.1 1(b).

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which

4

quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Obligation” means municipal securities as described in the prospectus or other offering document for a Series.

“MuniFund Term Preferred” shall have the meaning as set forth in the Recitals of this Statement.

“MuniFund Term Preferred Shares” shall have the meaning as set forth in the Recitals of this Statement.

“Non-Call Period” means, with respect to any Series, the period (if any) during which such Series shall not be subject to redemption at the option of the Fund, as set forth in the Appendix for ‘such Series.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act.

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium (expressed as a percentage of the Liquidation Preference of the shares of such Series) payable by the Fund upon the redemption of MuniFund Term Preferred Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to MuniFund Term Preferred Shares of any Series, the number of MuniFund Term Preferred Shares of such Series theretofore issued by the Fund except (without duplication):

(a) any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b) any shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

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(c) any shares of such Series as to which the Fund shall be the Holder or the beneficial owner; and

(d) any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

“Person” means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred stock of beneficial interest, par value $.01 per share, of the Fund, including shares of each Series of MuniFund Term Preferred Shares, shares of any other series of such preferred stock now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Rating Agencies” means any of Moody’s, Standard & Poor’s or Fitch, as designated by the Board of Directors from time to time as contemplated by Section 2.7 to be a Rating Agency for purposes of this Statement. The Board of Directors has initially designated Moody’s, Standard & Poor’s and Fitch to be Rating Agencies hereunder. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares, any references to any credit rating of such Rating Agency in this Statement or any Appendix shall be deemed instead to be references to the equivalent credit rating of the Rating Agency designated by the Board of Directors to replace such Rating Agency (if any such replacement is made) as of the most recent date on which such other Rating Agency published credit ratings for such Series of MuniFund Term Preferred Shares or (ii) replaces any credit rating of such Rating Agency with a replacement credit rating, any references to such replaced credit rating of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such replacement credit rating. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares is terminated by the Board of Directors, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally).

“Rating Downgrade Period” means, with respect to any Series, any period during which the MuniFund Term Preferred Shares of such Series are rated A+ or lower by Standard & Poor’s, Al or lower by Moody’s and A+ or lower by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”).

“Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

6

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series and the Fund with respect to such Series.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the MuniFund Term Preferred Shares.

“Series” shall have the meaning as set forth in the Recitals of this Statement.

“Standard and Poor’s” means Standard and Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Taxable Allocation” means, with respect to any Series, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such Series.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

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1.2        Interpretation. The headings preceding the text of Articles and Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

TERMS APPLICABLE TO ALL SERIES OF

MUNIFUND TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of MuniFund Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series, each Series of MuniFund Term Preferred Shares shall have the following terms:

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2.1        Number of Shares; Ranking.

(a)        The number of authorized shares constituting any Series of MuniFund Term Preferred Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional MuniFund Term Preferred Shares shall be issued.

(b)        The MuniFund Term Preferred Shares of each Series shall rank on a parity with shares of each other Series of MuniFund Term Preferred Shares and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MuniFund Term Preferred Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c)        No Holder of MuniFund Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any MuniFund Term Preferred Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2        Dividends and Distributions.

(a)        The Holders of any MuniFund Term Preferred Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors,

8

out of funds legally available therefor and in preference to dividends and distributions on Common Shares, cumulative cash dividends and distributions on each share of such Series, calculated separately for each Dividend Period for such Series at the Dividend Rate in effect from time to time for such Series during such Dividend Period, computed on the basis of a 360- day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of such Series, and no more. Dividends and distributions on the MuniFund Term Preferred Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. Dividends payable on any MuniFund Term Preferred Shares of any Series for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

(b)        Dividends on shares of each Series of MuniFund Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period (or if such day is not a Business Day, the next preceding Business Day) and shall be paid as provided in Section 2.2(g) hereof.

(c)        So long as MuniFund Term Preferred Shares of a Series are rated on any date AAA by Standard & Poor’s, Aaa by Moody’s or AAA by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to MuniFund Term Preferred Shares of such Series for such date shall be equal to the Fixed Dividend Rate for such Series. If the highest credit rating assigned on any date to an Outstanding Series of MuniFund Term Preferred Shares by any Rating Agency is equal to one of the ratings set forth in the table below (or its equivalent, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such Series by such Rating Agency in the table below.

CREDIT RATINGS

Standard & Poor’s	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	Al to A3	A+ to A-	125%
BBB+ to BBB-	Baal to Baa3	BBB+ to BBB-	150%
BB+ and lower	Bal and lower	BB+ and lower	200%

If no Rating Agency is rating an Outstanding Series of MuniFund Term Preferred Shares, the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by 200%.

(d)        (i) No full dividends and distributions shall be declared or paid on shares of a Series of MuniFund Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of MuniFund Term Preferred

9

Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Shares of any series, any dividends and distributions being declared and paid on a Series of MuniFund Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of MuniFund Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(d)(i) on such MuniFund Term Preferred Shares.

(ii)        For so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all MuniFund Term Preferred Shares and all other Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding MuniFund Term Preferred Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)        Any dividend payment made on shares of a Series of MuniFund Term Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(e)        Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of MuniFund Term Preferred Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(f)        All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of MuniFund Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(g). Any moneys paid to the

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Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(g)        Dividends on shares of a Series of MuniFund Term Preferred Shares shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period to which such Dividend Payment Date relates (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on shares of a Series of MuniFund Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of any Series of MuniFund Term Preferred Shares which may be in arrears.

(h)        (i) The Dividend Rate on a Series of MuniFund Term Preferred Shares shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to a Series of MuniFund Term Preferred Shares shall commence on any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(h)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on a Series of MuniFund Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on a Series of MuniFund Term Preferred Shares, the Dividend Rate for such Series for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on a Series of MuniFund Term Preferred Shares for any calendar day shall be equal to the Dividend Rate in effect on such day for such Series plus five percent (5%) per annum.

(ii)        No Default Period for a Series of MuniFund Term Preferred Shares with respect to any Default on such Series shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Default Rate on such Series applied to the amount and period of such non-payment on such Series, based on the actual number of calendar days comprising such period divided by 360.

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2.3        Liquidation Rights.

(a)        In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of MuniFund Term Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)        If upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding MuniFund Term Preferred Shares and any other outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such MuniFund Term Preferred Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such MuniFund Term Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding MuniFund Term Preferred Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)        Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4        Coverage & Leverage Tests.

(a)        Asset Coverage Requirement. For so long as any shares of a Series of MuniFund Term Preferred Shares are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)        Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no MuniFund Term Preferred Shares of any Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred

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Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Fund from the assets of the Fund in the same manner and to the same extent as is contemplated by Section 2.11 with respect to the Liquidity Requirement, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement. For so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Effective Leverage Ratio shall not exceed 50% as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed such percentage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)        Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of

(i)        The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MuniFund Term Preferred Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)        The sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

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2.5        Redemption. Each Series of MuniFund Term Preferred Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption. The Fund shall redeem all shares of a Series of MuniFund Term Preferred Shares on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Term Redemption Price”).

(b)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)        Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date, the Fund shall, to the extent permitted by the 1940 Act and Minnesota law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Minnesota law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any shares of a Series of MuniFund Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Mandatory Redemption Price”).

(B)        On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of MuniFund Term Preferred Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 230% (provided, however, that if there is no such minimum number of MuniFund Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all MuniFund Term Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Articles and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of MuniFund Term Preferred Shares pursuant to this Section 2.5(b)(i) that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and

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including 285%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

(ii)        Effective Leverage Ratio Mandatory Redemption. (A) If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) and such failure is not cured as of the close of business on the date that is thirty (30) calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund shall within thirty (30) calendar days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio to not exceed 50% by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Minnesota law, redeeming in accordance with the Articles a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Minnesota law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such MuniFund Term Preferred Shares at a price per MuniFund Term Preferred Share equal to the Mandatory Redemption Price.

(B)        On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Articles and applicable law. If the Fund is unable to redeem the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A), the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

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(c)        Optional Redemption.

(i)        Subject to the provisions of Section 2.5(c)(ii), (A) on any Business Day following the expiration of the Non-Call Period for a Series of MuniFund Term Preferred Shares or (B) on any Business Day during a Rating Downgrade Period for a Series of MuniFund Term Preferred Shares, including a Business Day during the Non-Call Period for such Series (any Business Day referred to in clause (A) or (B) of this sentence, an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part the Outstanding MuniFund Term Preferred Shares of such Series, at a redemption price per MuniFund Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per MuniFund Term Preferred Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such MuniFund Term Preferred Share of such Series accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) with respect to an optional redemption of MuniFund Term Preferred Shares of such Series that is effected on such Optional Redemption Date.

(ii)        If fewer than all of the outstanding shares of a Series of MuniFund Term Preferred Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which MuniFund Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)        The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of MuniFund Term Preferred Shares by reason of the redemption of such MuniFund Term Preferred Shares on such Optional Redemption Date.

(d)        Procedures for Redemption.

(i)        If the Fund shall determine or be required to redeem, in whole or in part, MuniFund Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of MuniFund Term Preferred Shares to be redeemed; (C) the CUSIP number for MuniFund Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of

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the Redemption Price; (F) that dividends on the MuniFund Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all MuniFund Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of MuniFund Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)        If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the MuniFund Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)        Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the MuniFund Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such MuniFund Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the MuniFund Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

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(iv)        On or after the Redemption Date, each Holder of MuniFund Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such MuniFund Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such MuniFund Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the MuniFund Term Preferred Shares represented by such certificate(s), a new certificate representing the MuniFund Term Preferred Shares that were not redeemed.

(v)        Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any MuniFund Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding MuniFund Term Preferred Shares and other series of Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding MuniFund Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding MuniFund Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(vi)        To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Articles and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MuniFund Term Preferred Shares, dividends may be declared and paid on such MuniFund Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e)        Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of MuniFund Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of MuniFund Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

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(f)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Minnesota law.

(g)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the MuniFund Term Preferred Shares, provided that such modification does not materially and adversely affect the Holders of the MuniFund Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6        Voting Rights.

(a)        One Vote Per MuniFund Term Preferred Share. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of MuniFund Term Preferred Shares shall be entitled to one vote for each MuniFund Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two directors of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including MuniFund Term Preferred Shares, voting together as a single class, shall elect the balance of the directors.

(b)        Voting For Additional Directors.

(i)        Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the Holders of Preferred Shares, including MuniFund Term Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Shares, including MuniFund Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if, at the close of business on any dividend payment date for any outstanding\ Preferred Share including any Outstanding MuniFund Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

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(B)        if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional directors as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Directors. The terms of office of the incumbent directors of the Fund at the time of a special meeting of Holders of the Preferred Shares to elect additional directors in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares of the number of directors that they are entitled to elect, and the directors so elected by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares, together with the two (2) directors elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining directors elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected directors of the Fund.

(iv)        Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders of Preferred Shares to elect additional directors pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c)        Holders of MuniFund Term Preferred Shares to Vote on Certain Matters.

(i)        Certain Amendments Requiring Approval of MuniFund Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund

20

Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Articles, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such MuniFund Term Preferred Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share (other than as a result of a division of a MuniFund Term Preferred Share). So long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Articles, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii)        Certain Amendments Requiring Approval of Specific Series of MuniFund Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the MuniFund Term Preferred Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares of such Series, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the

21

MuniFund Term Preferred Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share.

(d)        Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Articles, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 2.6.

(e)        No Cumulative Voting. The Holders of MuniFund Term Preferred Shares shall have no rights to cumulative voting.

(f)        Voting for Directors Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any Series of MuniFund Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the MuniFund Term Preferred Shares shall be the right to vote for directors pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Articles and this Statement, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(h) hereof.

(g)        Holders Entitled to Vote. For purposes of determining any rights of the Holders of MuniFund Term Preferred Shares to vote on any matter; whether such right is created by this Statement, by the Articles, by statute or otherwise, no Holder of MuniFund Term Preferred Shares shall be entitled to vote any MuniFund Term Preferred Share and no MuniFund Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MuniFund Term Preferred Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No MuniFund Term Preferred Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7        Rating Agency. The Fund shall use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally). The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. The Board of Directors may elect to terminate the designation as a Rating Agency of any Rating Agency previously designated by the Board of Directors to act as a Rating Agency for purposes hereof

22

(provided that at least one Rating Agency continues to maintain a rating with respect to the MuniFund Term Preferred Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Directors with any other NRSRO permitted to act as Rating Agency as contemplated by the definition of “Rating Agency” and not so designated as a Rating Agency at such time, provided that such replacement shall not occur unless such replacement Rating Agency shall have at the time of such replacement (i) published a rating for the MuniFund Term Preferred Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Directors or any Holder of Preferred Shares, including any MuniFund Term Preferred Shares, or Common Shares.

2.8        Issuance of Additional Preferred Shares. So long as any MuniFund Term Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MuniFund Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series of MuniFund Term Preferred Shares, including additional Series of MuniFund Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established and created, including additional MuniFund Term Preferred Shares of any Series, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

2.9        Status of Redeemed or Repurchased MuniFund Term Preferred Shares. MuniFund Term Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10        Distributions with respect to Taxable Allocations. Holders of shares of each Series of MuniFund Term Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations that are paid with respect to shares of such Series in accordance with one of the procedures set forth in clauses (a) through (c) of this Section 2.10:

(a)        The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of MuniFund Term Preferred Shares of the amount of a Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on shares of a Series of MuniFund Term Preferred Shares for a Dividend Period, the Fund shall, in addition to and in conjunction with the payment of such dividends, make a supplemental distribution in respect of each share of such Series for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period.

23

(b)        If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of shares of a Series of MuniFund Term Preferred Shares, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Directors.

(c)        If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(d)        The Fund shall not be required to pay Additional Amount Payments with respect to shares of any Series of MuniFund Term Preferred Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11        Term Redemption Liquidity Account and Liquidity Requirement.

(a)        On or prior to the Liquidity Account Initial Date with respect to any Series of MuniFund Term Preferred Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of MuniFund Term Preferred Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of MuniFund Term Preferred Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to One Hundred

24

and Ten Percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of MuniFund Term Preferred Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date for such Series specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of Section 2.11(c) below:

Number of Months Preceding:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c)        If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MuniFund Term Preferred Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section  2.11 shall lapse and be of no further force and effect.

2.12         Global Certificate. Prior to the commencement of a Voting Period, (i) all shares of any Series of MuniFund Term Preferred Shares Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of MuniFund Term Preferred Shares shall be

25

made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.13        Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received or, if mailed by first class mail, the date five (5) calendar days after which such notice is mailed.

2.14        Termination. In the event that no shares of a Series of MuniFund Term Preferred Shares are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15        Appendices. The designation of each Series of MuniFund Term Preferred Shares shall be set forth in an Appendix to this Statement. The Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of MuniFund Term Preferred Shares by including a new Appendix to this Statement relating to such Series.

2.16        Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17        Modification. The Board of Directors, without the vote of the Holders of MuniFund Term Preferred Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.18        No Additional Rights. Unless otherwise required by law or the Articles, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Statement.

[Signature Page Begins on the Following Page]

26

IN WITNESS WHEREOF, Nuveen Michigan Quality Income Municipal Fund, Inc. has caused this Statement to be signed on             , 2012 in its name and on its behalf by a duly authorized officer. The Articles are on file with the Secretary of State of Minnesota, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the directors of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

By:
Name: Kevin J McCarthy
Title: Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

29

FORM OF APPENDIX

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

MUNIFUND TERM PREFERRED SHARES, 2.30% SERIES 2015

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of MuniFund Term Preferred Shares of Nuveen Michigan Quality Income Municipal Fund, Inc. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated             , 2012 (the “MTP Statement”). This Appendix has been adopted by resolution of the Board of Directors of Nuveen Michigan Quality Income Municipal Fund, Inc. . Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the MTP Statement.

Section 1 Designation as to Series. MuniFund Term Preferred Shares, 2.30% Series 2015: A series of 1,631,300 Preferred Shares classified as MuniFund Term Preferred Shares is hereby designated as the “MuniFund Term Preferred Shares, 2.30% Series 2015” (the “Series 2015 MTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Articles and the MTP Statement (except as the MTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2015 MTP Shares shall constitute a separate series of Preferred Shares and of the MuniFund Term Preferred Shares and each Series 2015 MTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2015 MTP Shares:

Section 2 Number of Authorized Shares of Series. The number of authorized shares is 1,631,300.

Section 3 Date of Original Issue with respect to Series. The Date of Original Issue is             , 2012.

Section 4 Fixed Dividend Rate Applicable to Series. The Fixed Dividend Rate is 2.30%.

Section 5 Liquidation Preference Applicable to Series. The Liquidation Preference is $10.00 per share.

Section 6 Term Redemption Date Applicable to Series. The Term Redemption Date is December 1, 2015.

Section 7 Dividend Payment Dates Applicable to Series. The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period except that any dividend paid with respect to any Dividend Period consisting of the month of December in any year shall be paid on the last Business Day of such December.

Section 8 Non-Call Period Applicable to Series.

Not applicable.

A-1

Section 9 Liquidity Account Initial Date Applicable to Series. The Liquidity Account Initial Date is June 1, 2015.

Section 10 Exceptions to Certain Definitions Applicable to the Series. The following definitions contained under the heading “Definitions” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 11 Additional Definitions Applicable to the Series. The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2015 MTP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including             , 2012 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series 2015 MTP Share an amount equal to:

(A)        if the Optional Redemption Date for the Series 2015 MTP Share does not occur during a Rating Downgrade Period but occurs on a date that is on or after the Date of Original Issue, and prior to December 1, 2012, 0.5% of the Liquidation Preference for such Series 2015 MTP Share; or

(B)        if the Optional Redemption Date for the Series 2015 MTP Share either occurs during a Rating Downgrade Period or occurs on a date that is on or after December 1, 2012, 0.00% of the Liquidation Preference for such Series 2015 MTP Share.

Section 12 Amendments to Terms of MuniFund Term Preferred Shares Applicable to the Series. The following provisions contained under the heading “Terms of the MuniFund Term Preferred Shares” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 13 Additional Terms and Provisions Applicable to the Series. The following provisions shall be incorporated into and be deemed part of the MTP Statement:

Notwithstanding anything in Section 2.2(b) or 2.2(g) of the MTP Statement to the contrary, dividends on the Series 2015 MTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on             , 2012.

A-2

IN WITNESS WHEREOF, Nuveen Michigan Quality Income Municipal Fund, Inc. has caused this Appendix to be signed on             , 2012 in its name and on its behalf by a duly authorized officer. The Articles and the MTP Statement are on file with the Secretary of State of Minnesota, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations and rights set forth in this Appendix are not binding upon any such officer, or the directors of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

By:
Name: Kevin J McCarthy
Title: Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

NUVEEN Investments

Closed-End Funds

Nuveen Investments

Municipal Closed-End Funds

It’s not what you earn, it’s what you keep.®

Annual Report February 29, 2012

Nuveen Michigan Quality Income Municipal Fund, Inc.

NUM

Nuveen Ohio Dividend Advantage Municipal Fund

NXI

Nuveen Michigan Premium Income Municipal Fund, Inc.

NMP

Nuveen Ohio Dividend Advantage Municipal Fund 2

NBJ

Nuveen Michigan Dividend Advantage Municipal Fund

NZW

Nuveen Ohio Dividend Advantage Municipal Fund 3

NVJ

Nuveen Ohio Quality Income Municipal Fund, Inc.

NUO

February 12

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NUVEEN Investments

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	12

Common Share Dividend and Price Information	14

Performance Overviews	16

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	26

Portfolios of Investments	27

Statement of Assets and Liabilities	65

Statement of Operations	67

Statement of Changes in Net Assets	69

Statement of Cash Flows	72

Financial Highlights	74

Notes to Financial Statements	86

Board Member & Officers	102

Reinvest Automatically, Easily and Conveniently	107

Glossary of Terms Used in this Report	109

Additional Fund Information	115

Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the US and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the Continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the US, strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control act of 2011, both scheduled to take place at year-end loom closer with little progress being made to deal with them.

During the last year investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)

Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)

Nuveen Michigan Dividend Advantage Municipal Fund (NZW)

Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

Nuveen Ohio Dividend Advantage Municipal Fund (NXI)

Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)

Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)

Portfolio manager Daniel Close discusses economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Michigan and Ohio Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 29, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its March 2012 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%, the best growth number since the end of second quarter 2010 and the tenth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 2.9% year-over-year as of February 2012, while the core CPI (which excludes food and energy) increased 2.2% during the same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.3% in February 2012, the lowest level in three years, down from 9.0% in February 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended January 2012 (most recent data available at the time

Nuveen Investments	5

this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 3.8%, as housing prices hit their lowest levels since early 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied over this period. Historically light issuance of new tax-exempt bonds served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities. The depressed level of municipal bond issuance was due in part to the continued impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new tax-exempt issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended February 29, 2012, municipal bond issuance nationwide totaled $307.4 billion, a decrease of 24% compared with issuance during the twelve-month period ended February 28, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

How were the economic and market environments in Michigan and Ohio during this period?

After struggling to emerge from recession over the past few years, Michigan’s economy has begun to see improvement. In 2011, overall employment in the state grew 1.7%, the first increase in more than eleven years. As of February 2012, Michigan’s unemployment rate was 8.8%, its best reading since August 2008, down from 10.7% in February 2011, although some of this decrease was attributable to job seekers dropping out of the search for work. Acceleration in the manufacturing sector and rising home sales that outpaced the national average also pointed to improving strength in the Michigan economy. Auto output for the first quarter of 2012 was projected to be 8% higher than a year ago, and U.S. and international automakers, suppliers and research and development facilities have begun expansions. According to the S&P/Case-Shiller Index, housing

6	Nuveen Investments

prices in Detroit rose 1.7% over the twelve months ended January 2012 (most recent data available at the time this report was prepared), making Detroit one of only three metropolitan areas (along with Phoenix and Denver) to post an increase for this period. Although significant expenditure cuts and one-time revenues were necessary to balance the Michigan state budget for fiscal 2011, the fiscal year ended with a general fund surplus of $370 million, as revenues came in above expectations. Modest surpluses have been used to help replenish the state’s depleted rainy day fund. For fiscal 2012, Michigan implemented $1.6 billion in expenditure cuts broadly spread across state programs including health and human services, school funding and local government revenue sharing. In January 2012, the state eliminated its existing business tax system and implemented a flat 6% corporate income tax in its stead. As of February 2012, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively, with stable outlooks. During the twelve months ended February 29, 2012, municipal issuance in Michigan totaled $9.6 billion, an increase of 18% compared with the twelve months ended February 2011.

After weathering difficult years during and following the recent recession, the Ohio economy has begun to show signs of growth. As of February 2012, the state’s unemployment rate was 7.6%, the lowest since November 2008, down from 8.9% in February 2011. Ohio’s education and health services industry, the largest source of employment in the state, was the only sector to demonstrate growth. The state’s housing market, while stabilizing, has yet to make the transition to recovery. As of February 2012, year-over-year sales growth of 20% was helping to reduce the inventory of homes for sale, but excess supply continued to be a problem, especially in Cleveland, Dayton and Toledo. According to the S&P/Case-Shiller Index, housing prices in Cleveland fell 3.3% during the twelve months ending January 2012 (most recent data available at the time this report was prepared), dropping home prices in the Cleveland area to 1999 levels. On the fiscal front, the state has seen revenue recovery in line with the economic recovery. Boosted by gains in income and sales taxes, state revenues were projected to run about 9% above fiscal 2011 levels. The state has said it intends to devote a portion of the surplus revenue to its budget stabilization fund, which was depleted during the recession. The biennial budget for fiscal 2012-2013 was under review, as were proposals to reduce the state’s income tax and offset the resultant revenue loss with increased taxes on oil and gas drilling. As of February 2012, Moody’s and S&P rated Ohio general obligation debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 29, 2012, municipal issuance in Ohio totaled $7.8 billion, a decrease of 46.5% compared with the twelve months ended February 28th 2011.

Nuveen Investments	7

What key strategies were used to manage the Michigan and Ohio Funds during this reporting period?

As previously discussed, municipal bond prices generally rallied nationally during this period, as the supply of tax-exempt bonds remained tight and yields continued to be relatively low. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During this period, the Michigan Funds took advantage of attractive opportunities to add to their holdings across a diverse array of sectors, including health care, housing, charter schools, airports and water and sewer, as well as general obligation and dedicated tax bonds. In the Ohio Funds, we also purchased health care and dedicated tax bonds and added to our positions in the higher education sector. In addition, the Ohio Funds swapped some of their intermediate maturity Buckeye tobacco holdings for tobacco bonds that were both shorter and longer in maturity, structures we believe will better perform over time.

Our focus in the Michigan and Ohio Funds generally was on purchasing bonds with intermediate and longer maturities in order to keep the Funds’ durations within their targeted objectives, duration and yield curve positioning. The purchase of longer bonds also enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. From a quality perspective, the Ohio Funds emphasized mid-grade to higher-rated credits, while the Michigan Funds’ purchases were diversified across the spectrum of credit quality categories. The majority of our purchases were made in the primary market based on our belief that it offered more attractive value during this period. Later in the period, as the municipal market rally continued, we began to position the Funds slightly more defensively by purchasing bonds with more defensive structures in terms of coupons and call provisions.

Cash for new purchases was generated primarily by the proceeds from called and maturing bonds. An elevated number of bond calls during this period provided a meaningful source of liquidity, which drove much of our activity as we worked to redeploy the proceeds to keep the Funds fully invested. In addition, NUM closed out its position in out-of-state paper and reinvested the proceeds in additional Michigan bonds, while NMP sold a pre-refunded holding. Overall, selling was minimal, as bond call proceeds produced a substantial amount of cash for reinvestment.

8	Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	Refer to Glossary of Terms Used in This Report for definitions.

As of February 29, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month period ended February 29, 2012?

Individual results for the Nuveen Michigan and Ohio Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 2/29/12

	1-Year	5-Year	10-Year
Michigan Funds
NUM	19.11%	6.04%	6.37%
NMP	17.00%	5.83%	6.01%
NZW	19.38%	5.53%	6.45%

Standard & Poor’s (S&P) Michigan Municipal Bond Index*	13.07%	5.12%	5.30%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper Michigan Municipal Debt Funds Classification Average*	20.70%	5.59%	6.12%

Ohio Funds
NUO	17.73%	6.35%	6.36%
NXI	17.88%	6.22%	6.65%
NBJ	17.44%	6.07%	6.57%
NVJ	16.88%	6.12%	N/A

Standard & Poor’s (S&P) Ohio Municipal Bond Index*	12.74%	4.56%	4.93%
Standard & Poor’s (S&P) National Municipal Bond Index*	12.87%	5.19%	5.36%
Lipper Other States Municipal Debt Funds Classification Average*	18.83%	5.61%	6.28%

For the twelve months ended February 29, 2012, the total return on common share net asset value (NAV) for all seven of the Funds in this report exceeded the returns for their respective state’s Standard & Poor’s (S&P) Municipal Bond Index as well as that of the S&P National Municipal Bond Index. For the same period, the Michigan Funds underperformed the average return for the Lipper Michigan Municipal Debt Funds Classification Average, while the Ohio Funds lagged the average return for the Lipper Other States Municipal Debt Funds Classification Average. Shareholders of the Ohio Funds should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, NUM and NZW benefited from individual security selection. The use of regulatory

Nuveen Investments	9

leverage also was an important positive factor affecting the Funds’ performance. The impact of regulatory leverage is discussed in more detail later in this report.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Duration and yield curve positioning was a net positive contributor to the performances of all of the Funds in this report except NBJ (and the performance drag was modest). Overall, the Michigan Funds benefited from being overweighted in the outperforming longer part of the yield curve and underweighted in the shorter segments of the curve that underperformed. This was especially true in NZW, which had the longest duration among these seven Funds. Among the Ohio Funds, NUO, NXI and NVJ also were helped by having greater exposure to the longest parts of the curve. NBJ was slightly less advantageously positioned, due mainly to its overweighting in the short part of the curve, which detracted from its performance.

Credit exposure also played a role in performance during these twelve months, as lower-rated bonds, especially those rated BBB, generally outperformed higher-quality bonds rated AAA and AA. This outperformance was due in part to the longer durations typically associated with the lower-rated categories. Overall, the Ohio Funds, all of which were overweighted in lower quality bonds and underweighted in bonds rated AAA, benefited the most from their credit exposure. The Michigan Funds tended to have less exposure to the BBB rating category that outperformed and more exposure to bonds rated AA, which underperformed, both of which hampered their performance for the period.

Holdings that generally made positive contributions to the Funds’ returns during this period included zero coupon bonds, health care, transportation and special tax credits. Lease backed and education bonds also outpaced the general municipal market for the period, while water and sewer credits just edged past the municipal market average. All of these Funds had good weightings in health care, and the Ohio Funds were overweighted in local general obligation bonds, which also boosted their performance. NUM and NMP were underweighted in dedicated tax credits, which limited their participation in the outperformance of this sector.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. All seven of these Funds were overweighted in pre-refunded bonds, which negatively impacted performance. The public power, housing and resource recovery sectors also lagged the performance of the general municipal market for this period. NZW, in particular, was overweighted in housing bonds, detracting from performance.

10	Nuveen Investments

APPROVED FUND REORGANIZATIONS

On April 18, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for all the Michigan and Ohio Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Fund	Symbol	Acquiring Fund	Symbol
• Nuveen Michigan Premium Income Municipal Fund, Inc.	NMP	Michigan Quality Income Municipal Fund, Inc.	NUM
• Nuveen Michigan Dividend Advantage Municipal Fund	NZW
• Nuveen Ohio Dividend Advantage Municipal Fund	NXI
• Nuveen Ohio Dividend Advantage Municipal Fund 2	NBJ	Nuveen Ohio Quality Income Municipal Fund, Inc.	NUO
• Nuveen Ohio Dividend Advantage Municipal Fund 3	NVJ

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust.

Nuveen Investments	11

Fund Leverage and

Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of February 29, 2012, each of the Funds has redeemed all of their outstanding auction rate preferred shares (ARPS) at liquidation value.

As of February 29, 2012, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares or Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying tables.

MTP Shares

Fund	Series	MTP Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker
NZW	2015	$16,313,000	2.30%	NZW PrC
NXI	2015	$19,450,000	2.35%	NXI PrC
NXI	2016	$11,653,400	2.95%	NXI PrD
NBJ	2014	$24,244,000	2.35%	NBJ PrA
NVJ	2014	$18,470,150	2.35%	NVJ PrA

VMTP Shares

Fund	Series	VMTP Shares Issued at Liquidation Value
NUM	2014	$87,900,000
NMP	2014	$53,900,000
NUO	2014	$73,500,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP and VMTP Shares.)

As of October 5, 2011, all 84 of the Nuveen closed-end municipal funds that had issued ARPS, approximately $11.0 billion, have redeemed at liquidation value all of these

12	Nuveen Investments

shares. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	13

Common Share Dividend

and Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended February 29, 2012, NUM, NMP and NUO each had one increase in their monthly dividends, while the dividends of NZW, NXI, NBJ and NVJ remained stable throughout the reporting period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 29, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of February 29, 2012 and the since inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NUO and NBJ have not repurchased any of their outstanding common shares.

Funds	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NUM	160,700	1.4%
NMP	145,400	1.9%
NZW	13,900	0.7%
NUO	—	—
NXI	600	0.0%*
NBJ	—	—
NVJ	1,700	0.1%

*	Rounds to less than 0.1%.

14	Nuveen Investments

During the twelve-month reporting period, the following Fund repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
NUM	3,400	$13.00	14.30%

As of February 29, 2012, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	2/29/12 (+)Premium/(-) Discount	Twelve-Month Average (-) Discount
NUM	(-)3.45%	(-) 7.88%
NMP	(-)2.92%	(-) 7.63%
NZW	(-)6.10%	(-) 8.60%
NUO	(-)1.69%	(-) 3.55%
NXI	(-)2.08%	(-) 5.17%
NBJ	(-)4.17%	(-) 7.22%
NVJ	(+)2.60%	(-) 3.76%

Nuveen Investments	15

Fund Snapshot
Common Share Price		$15.40
Common Share Net Asset Value (NAV)		$15.95
Premium/(Discount) to NAV		-3.45%
Market Yield		5.77%
Taxable-Equivalent Yield[1]		8.37%
Net Assets Applicable to
Common Shares ($000)		$184,270
Leverage
Regulatory Leverage		32.30%
Effective Leverage		35.07%
Average Annual Total Returns
(Inception 10/17/91)
	On Share Price	On NAV
1-Year	28.44%	19.11%
5-Year	7.30%	6.04%
10-Year	6.07%	6.37%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/General		35.5%
Tax Obligation/Limited		12.9%
U.S. Guaranteed		12.7%
Health Care		11.2%
Water and Sewer		9.4%
Utilities		6.7%
Other		11.6%

NUM Performance OVERVIEW	Nuveen Michigan Quality Income Municipal Fund, Inc. as of February 29, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

16	Nuveen Investments

NMP Performance OVERVIEW	Nuveen Michigan Premium Income Municipal Fund, Inc. as of February 29, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Fund Snapshot
Common Share Price		$14.95
Common Share Net Asset Value (NAV)		$15.40
Premium/(Discount) to NAV		-2.92%
Market Yield		5.86%
Taxable-Equivalent Yield[1]		8.51%
Net Assets Applicable to
Common Shares ($000)		$117,155
Leverage
Regulatory Leverage		31.51%
Effective Leverage		34.56%
Average Annual Total Returns
(Inception 12/17/92)
	On Share Price	On NAV
1-Year	25.65%	17.00%
5-Year	6.76%	5.83%
10-Year	6.47%	6.01%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/General		37.3%
Health Care		14.5%
Water and Sewer		13.7%
Utilities		8.5%
Tax Obligation/Limited		8.5%
U.S. Guaranteed		5.9%
Other		11.6%

Nuveen Investments	17

Fund Snapshot
Common Share Price		$14.31
Common Share Net Asset Value (NAV)		$15.24
Premium/(Discount) to NAV		-6.10%
Market Yield		5.62%
Taxable-Equivalent Yield[1]		8.16%
Net Assets Applicable to
Common Shares ($000)		$31,289
Leverage
Regulatory Leverage		34.27%
Effective Leverage		37.47%
Average Annual Total Returns
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	25.34%	19.38%
5-Year	5.01%	5.53%
10-Year	5.77%	6.45%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/General		25.1%
Health Care		13.7%
Tax Obligation/Limited		13.1%
Water and Sewer		13.0%
U.S. Guaranteed		8.0%
Utilities		7.3%
Education and Civic Organizations		6.9%
Housing/Multifamily		5.2%
Other		7.7%

NZW Performance OVERVIEW	Nuveen Michigan Dividend Advantage Municipal Fund as of February 29, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC,C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NUO Performance OVERVIEW	Nuveen Ohio Quality Income Municipal Fund, Inc. as of February 29, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Fund Snapshot
Common Share Price		$16.88
Common Share Net Asset Value (NAV)		$17.17
Premium/(Discount) to NAV		-1.69%
Market Yield		5.69%
Taxable-Equivalent Yield[1]		8.36%
Net Assets Applicable to
Common Shares ($000)		$167,709
Leverage
Regulatory Leverage		30.47%
Effective Leverage		34.52%
Average Annual Total Returns
(Inception 10/17/91)
	On Share Price	On NAV
1-Year	20.55%	17.73%
5-Year	7.18%	6.35%
10-Year	5.46%	6.36%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/General		21.6%
Health Care		19.3%
Tax Obligation/Limited		14.0%
U.S. Guaranteed		13.3%
Education and Civic Organizations		9.7%
Utilities		5.6%
Consumer Staples		5.1%
Other		11.4%

Nuveen Investments	19

Fund Snapshot
Common Share Price		$15.52
Common Share Net Asset Value (NAV)		$15.85
Premium/(Discount) to NAV		-2.08%
Market Yield		5.68%
Taxable-Equivalent Yield[1]		8.34%
Net Assets Applicable to
Common Shares ($000)		$67,292
Leverage
Regulatory Leverage		31.61%
Effective Leverage		35.47%
Average Annual Total Returns
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	24.11%	17.88%
5-Year	5.98%	6.22%
10-Year	6.18%	6.65%
Portfolio Composition[3]
(as a % of total investments)
Health Care		19.3%
Tax Obligation/General		18.3%
Tax Obligation/Limited		18.3%
U.S. Guaranteed		12.1%
Education and Civic Organizations		8.6%
Utilities		7.0%
Industrials		4.6%
Other		11.8%

NXI Performance OVERVIEW	Nuveen Ohio Dividend Advantage Municipal Fund as of February 29, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC,C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

20	Nuveen Investments

NBJ Performance OVERVIEW	Nuveen Ohio Dividend Advantage Municipal Fund 2 as of February 29, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC,C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Fund Snapshot
Common Share Price		$14.95
Common Share Net Asset Value (NAV)		$15.60
Premium/(Discount) to NAV		-4.17%
Market Yield		5.62%
Taxable-Equivalent Yield[1]		8.25%
Net Assets Applicable to Common Shares ($000)		$48,707
Leverage
Regulatory Leverage		33.23%
Effective Leverage		37.50%
Average Annual Total Returns
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	22.12%	17.44%
5-Year	6.56%	6.07%
10-Year	6.09%	6.57%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/General		26.6%
Health Care		17.7%
Tax Obligation/Limited		15.0%
U.S. Guaranteed		9.7%
Education and Civic Organizations		8.3%
Industrials		7.0%
Utilities		6.5%
Other		9.2%

Nuveen Investments	21

Fund Snapshot
Common Share Price		$16.20
Common Share Net Asset Value (NAV)		$15.79
Premium/(Discount) to NAV		2.60%
Market Yield		5.59%
Taxable-Equivalent Yield[1]		8.21%
Net Assets Applicable to
Common Shares ($000)		$34,075
Leverage
Regulatory Leverage		35.15%
Effective Leverage		37.84%
Average Annual Total Returns
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	25.66%	16.88%
5-Year	7.41%	6.12%
Since Inception	6.66%	6.71%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/General		25.0%
Health Care		21.4%
U.S. Guaranteed		15.6%
Tax Obligation/Limited		9.7%
Utilities		5.2%
Education and Civic Organizations		4.7%
Industrials		4.6%
Other		13.8%

NVJ Performance OVERVIEW	Nuveen Ohio Dividend Advantage Municipal Fund 3 as of February 29, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC,C and D are below-investment grade ratings. Certain bonds backed by U.S. Governmentor agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

22	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to December 16, 2011. The meeting for NBJ and NVJ was additionally adjourned to January 31, 2012.

	NUM		NMP		NZW
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	4,803,505	879	3,491,138	539	1,629,481	607,781
Against	299,570	—	250,280	—	167,851	64,066
Abstain	216,820	—	131,909	—	27,697	2,500
Broker Non-Votes	1,506,493	—	1,305,937	—	448,334	226,484
Total	6,826,388	879	5,179,264	539	2,273,363	900,831
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	4,772,514	879	3,478,699	539	1,617,323	606,281
Against	310,746	—	261,585	—	171,009	65,566
Abstain	236,637	—	133,043	—	36,697	2,500
Broker Non-Votes	1,506,491	—	1,305,937	—	448,334	226,484
Total	6,826,388	879	5,179,264	539	2,273,363	900,831
Approval of the Board Members was reached as follows:
John P. Amboian
For	6,605,936	—	4,908,951	—	2,186,843	—
Withhold	220,452	—	270,313	—	86,520	—
Total	6,826,388	—	5,179,264	—	2,273,363	—
Robert P. Bremner
For	6,614,415	—	4,902,918	—	—	—
Withhold	211,973	—	276,346	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
Jack B. Evans
For	6,613,625	—	4,896,575	—	—	—
Withhold	212,763	—	282,689	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
William C. Hunter
For	—	879	—	539	—	879,111
Withhold	—	—	—	—	—	21,720
Total	—	879	—	539	—	900,831
David J. Kundert
For	6,615,880	—	4,878,294	—	2,181,143	—
Withhold	210,508	—	300,970	—	92,220	—
Total	6,826,388	—	5,179,264	—	2,273,363	—
William J. Schneider
For	—	879	—	539	—	874,111
Withhold	—	—	—	—	—	26,720
Total	—	879	—	539	—	900,831
Judith M. Stockdale
For	6,614,042	—	4,876,355	—	—	—
Withhold	212,346	—	302,909	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
Carole E. Stone
For	6,612,926	—	4,907,476	—	—	—
Withhold	213,462	—	271,788	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
Virginia L. Stringer
For	6,614,530	—	4,916,436	—	—	—
Withhold	211,858	—	262,828	—	—	—
Total	6,826,388	—	5,179,264	—	—	—
Terence J. Toth
For	6,607,313	—	4,910,741	—	2,183,443	—
Withhold	219,075	—	268,523	—	89,920	—
Total	6,826,388	—	5,179,264	—	2,273,363	—

Nuveen Investments	23

Shareholder Meeting Report (continued)

	NUO		NXI		NBJ
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	4,289,577	735	3,150,830	1,231,680	2,411,599	718,267
Against	425,905	—	320,793	124,100	380,673	197,800
Abstain	277,776	—	86,982	6,200	98,512	25,500
Broker Non-Votes	1,217,275	—	1,030,941	398,682	782,297	548,433
Total	6,210,533	735	4,589,546	1,760,662	3,673,081	1,490,000

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	4,245,914	735	3,141,646	1,231,680	2,361,917	702,267
Against	461,012	—	325,817	124,100	403,510	213,800
Abstain	286,332	—	91,142	6,200	125,357	25,500
Broker Non-Votes	1,217,275	—	1,030,941	398,682	782,297	548,433
Total	6,210,533	735	4,589,546	1,760,662	3,673,081	1,490,000

Approval of the Board Members was reached as follows:
John P. Amboian
For	5,731,164	—	4,356,867	—	3,173,458	—
Withhold	479,369	—	232,679	—	274,802	—
Total	6,210,533	—	4,589,546	—	3,448,260	—
Robert P. Bremner
For	5,728,807	—	—	—	—	—
Withhold	481,726	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
Jack B. Evans
For	5,735,643	—	—	—	—	—
Withhold	474,890	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
William C. Hunter
For	—	735	—	1,690,938	—	1,267,100
Withhold	—	—	—	69,724	—	109,100
Total	—	735	—	1,760,662	—	1,376,200
David J. Kundert
For	5,733,056	—	4,357,441	—	3,173,458	—
Withhold	477,477	—	232,105	—	274,802	—
Total	6,210,533	—	4,589,546	—	3,448,260	—
William J. Schneider
For	—	735	—	1,690,938	—	1,267,100
Withhold	—	—	—	69,724	—	109,100
Total	—	735	—	1,760,662	—	1,376,200
Judith M. Stockdale
For	5,720,195	—	—	—	—	—
Withhold	490,338	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
Carole E. Stone
For	5,726,214	—	—	—	—	—
Withhold	484,319	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
Virginia L. Stringer
For	5,727,404	—	—	—	—	—
Withhold	483,129	—	—	—	—	—
Total	6,210,533	—	—	—	—	—
Terence J. Toth
For	5,739,868	—	4,357,441	—	3,173,458	—
Withhold	470,665	—	232,105	—	274,802	—
Total	6,210,533	—	4,589,546	—	3,448,260	—

24	Nuveen Investments

	NVJ
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	1,773,549	701,000
Against	176,688	60,000
Abstain	144,072	—
Broker Non-Votes	522,497	251,015
Total	2,616,806	1,012,015

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	1,754,984	695,000
Against	176,262	60,000
Abstain	163,063	6,000
Broker Non-Votes	522,497	251,015
Total	2,616,806	1,012,015

Approval of the Board Members was reached as follows:
John P. Amboian
For	2,443,417	—
Withhold	124,022	—
Total	2,567,439	—
Robert P. Bremner
For	—	—
Withhold	—	—
Total	—	—
Jack B. Evans
For	—	—
Withhold	—	—
Total	—	—
William C. Hunter
For	—	951,915
Withhold	—	60,000
Total	—	1,011,915
David J. Kundert
For	2,420,398	—
Withhold	147,041	—
Total	2,567,439	—
William J. Schneider
For	—	971,915
Withhold	—	40,000
Total	—	1,011,915
Judith M. Stockdale
For	—	—
Withhold	—	—
Total	—	—
Carole E. Stone
For	—	—
Withhold	—	—
Total	—	—
Virginia L. Stringer
For	—	—
Withhold	—	—
Total	—	—
Terence J. Toth
For	2,441,412	—
Withhold	126,027	—
Total	2,567,439	—

Nuveen Investments	25

Report of Independent

Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders

Nuveen Michigan Quality Income Municipal Fund, Inc.

Nuveen Michigan Premium Income Municipal Fund, Inc.

Nuveen Michigan Dividend Advantage Municipal Fund

Nuveen Ohio Quality Income Municipal Fund, Inc.

Nuveen Ohio Dividend Advantage Municipal Fund

Nuveen Ohio Dividend Advantage Municipal Fund 2

Nuveen Ohio Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the “Funds”) as of February 29, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 at February 29, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

April 25, 2012

26	Nuveen Investments

Nuveen Michigan Quality Income Municipal Fund, Inc. Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.8% (2.6% of Total Investments)

$7,500	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	$7,025,775

	Education and Civic Organizations – 3.9% (2.7% of Total Investments)

250	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	192,205

755	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	11/15 at 100.00	B+	574,336

385	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	400,215

1,685	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001, 5.500%, 9/01/17 – AMBAC Insured	9/12 at 100.00	N/R	1,686,365

1,000	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 – AMBAC Insured (Alternative Minimum Tax)	9/12 at 100.00	AA	1,007,350

2,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	2,190,120

1,115	Michigan Technological University, General Revenue Bonds, Series 2004A, 5.000%, 10/01/22 – NPFG Insured	10/13 at 100.00	Aa3	1,187,776
7,190	Total Education and Civic Organizations			7,238,367

	Health Care – 16.5% (11.2% of Total Investments)

2,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	A1	2,132,800

1,080	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	1,145,480

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
3,000	5.000%, 1/15/31	1/22 at 100.00	AA	3,308,370
750	5.000%, 1/15/42	No Opt. Call	AA	799,628

4,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	4,238,920

4,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	4,470,927

4,075	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	4,159,027

2,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	2,776,050

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Memorial Healthcare Center Obligated Group, Series 1999, 5.875%, 11/15/21	5/12 at 100.00	BBB	1,001,430

1,375	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	1,392,490

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,500	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,510,050
2,080	5.000%, 5/15/34	5/15 at 100.00	Baa3	2,004,205

1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,451,220
28,610	Total Health Care			30,390,597

	Housing/Multifamily – 5.6% (3.8% of Total Investments)

2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue	12/20 at 101.00	AA+	2,913,583
	Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)

	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A:
210	3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	213,320
1,860	3.875%, 11/01/17 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,896,437

Nuveen Investments	27

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$140	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1999A, 5.300%, 10/01/37 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	AA	$140,071

1,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	1,329,991

200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	213,544

1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,896,193

1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,738,093
9,935	Total Housing/Multifamily			10,341,232

	Housing/Single Family – 1.7% (1.1% of Total Investments)

2,000	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	2,102,000

950	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	1,018,752
2,950	Total Housing/Single Family			3,120,752

	Tax Obligation/General – 52.2% (35.5% of Total Investments)

1,000	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, General Obligation Refunding Bonds, Series 2002, 5.000%, 5/01/25	5/12 at 100.00	Aa2	1,003,290

1,000	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	1,085,750

1,000	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012, 4.000%, 5/01/32	5/21 at 100.00	AA–	1,013,390

2,110	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/20	5/13 at 100.00	Aa2	2,220,817

1,000	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,061,260

2,319	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.934%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	2,542,714

875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20 (WI/DD, Settling 3/14/12)	No Opt. Call	AA–	1,060,369

1,900	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	2,133,206

2,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/19 – FGIC Insured	No Opt. Call	Aa2	2,364,540

700	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997, 5.500%, 2/01/17 – FGIC Insured	8/12 at 100.00	BBB+	701,939

	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	5,527,434
3,000	0.000%, 12/01/26	No Opt. Call	AAA	1,773,330
100	0.000%, 12/01/27	No Opt. Call	AAA	56,166
5,305	0.000%, 12/01/29	No Opt. Call	AAA	2,655,842

1,700	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	1,864,849

1,400	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/21	11/13 at 100.00	Aa2	1,488,942

1,065	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured	5/14 at 100.00	Aa2	1,160,030

1,935	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	2,124,495

200	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/35 – AGM Insured	5/15 at 100.00	AA+	207,310

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured	5/16 at 100.00	Aa2	$2,696,833

2,810	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa2	3,005,323

865	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	912,662

1,500	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	1,610,310

2,100	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA–	2,222,493

1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	1,216,260

100	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	118,200

2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	Aa3	3,161,225

3,950	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	4,200,035

1,595	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – NPFG Insured	5/15 at 100.00	AA–	1,788,856

	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 – NPFG Insured (UB)	8/17 at 100.00	Aaa	5,104,464
1,120	5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	1,215,827

1,245	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.197%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	1,378,887

4,340	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/26 – FGIC Insured	5/14 at 100.00	Aa2	4,671,576

	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	1,730,614
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA–	690,208

	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	578,691
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA–	864,072

300	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series	No Opt. Call	AA–	359,382

	2012, 5.000%, 5/01/19

1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa2	1,075,380

200	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	227,204

3,175	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	3,322,987

1,655	Southfield Library Building Authority, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	AA	1,757,577

2,200	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	2,342,472

2,000	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	2,143,920

2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	Aa1	2,581,192

	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008:
310	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa2	334,437
575	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	611,478

1,180	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,332,727

Nuveen Investments	29

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$5,000	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/21 – NPFG Insured	12/12 at 100.00	BBB+		$5,051,500

3,350	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2		3,722,621

1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3		2,146,314
95,969	Total Tax Obligation/General				96,221,400

	Tax Obligation/Limited – 19.0% (12.9% of Total Investments)

1,305	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A		1,417,295

1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16	No Opt. Call	AA		1,156,500

10	Michigan Municipal Bond Authority, Local Government Loan Program Revenue Sharing Bonds, Series 1992D, 6.650%, 5/01/12	No Opt. Call	Aa3		10,053

2,135	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3		2,228,684

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA–		3,363,010
6,200	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA–		2,815,296
4,440	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3		4,655,296

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II:
5,100	5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3		5,332,815
5,000	5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3		5,222,350

700	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/15/36	11/21 at 100.00	AA+		789,775

3,500	Michigan State Trunk Line, Fund Refunding Bonds, Series 2002, 5.250%, 10/01/21 – AGM Insured	10/12 at 100.00	AA+		3,592,855

17,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2		2,881,500

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		1,073,660

420	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB		428,618
54,810	Total Tax Obligation/Limited				34,967,707

	Transportation – 2.1% (1.4% of Total Investments)

1,000	Capital Region Airport Authority, Michigan, Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/21 – NPFG Insured (Alternative Minimum Tax)	7/12 at 100.00	BBB		1,006,680

500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2007, 5.000%, 12/01/12 – FGIC Insured	No Opt. Call	A		514,815

2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A		2,223,480
3,500	Total Transportation				3,744,975

	U.S. Guaranteed – 18.8% (12.7% of Total Investments) (4)

1,200	Birmingham, Michigan, General Obligation Bonds, Series 2002, 5.000%, 10/01/20 (Pre-refunded 10/01/12)	10/12 at 100.50	AAA		1,240,200

1,320	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Series 2002, 5.500%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 100.00	Aa2	(4)	1,332,210

935	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA–	(4)	992,699

	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A:
4,025	5.000%, 7/01/24 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	4,280,668
1,500	5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	1,595,280

285	East Grand Rapids Public Schools, County of Kent, State of Michigan, General Obligation Bonds, Series 2001, Refunding, 5.125%, 5/01/29 (Pre-refunded 5/01/12)	5/12 at 100.00	AA	(4)	287,451

2,000	Lake Fenton Community Schools, Genesee County, Michigan, General Obligation Bonds, Series 2002, 5.000%, 5/01/24 (Pre-refunded 5/01/12)	5/12 at 100.00	Aa2	(4)	2,016,800

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$1,790	Lansing Building Authority, Michigan, General Obligation Bonds, Series 2003A, 5.000%, 6/01/26 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	AA (4)	$1,897,257

3,880	Mayville Community Schools, Tuscola County, Michigan, General Obligation Bonds, School Building and Site Project, Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) – FGIC Insured	11/14 at 100.00	Aa2 (4)	4,359,219

1,500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1 (4)	1,581,105

3,460	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	4/12 at 100.00	Aaa	3,473,252

125	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	129,913

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
1,025	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,170,079
500	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	570,770

3,000	Michigan State, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/20 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2 (4)	3,176,850

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
85	6.000%, 8/01/26 (ETM)	No Opt. Call	Baa2 (4)	122,582
915	6.000%, 8/01/26 (ETM)	No Opt. Call	AA+ (4)	1,319,558

4,100	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	5,011,389
31,645	Total U.S. Guaranteed			34,557,282

	Utilities – 9.8% (6.7% of Total Investments)

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
215	5.000%, 7/01/28	7/18 at 100.00	AA–	236,324
5,000	5.000%, 7/01/32	7/18 at 100.00	AA–	5,388,950

	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
900	17.710%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,307,124
500	17.864%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	726,180

500	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011, 5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	561,625

2,110	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	BBB+	2,123,989

3,630	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	A	4,743,031

3,000	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)	12/12 at 100.00	BBB+	3,019,620
15,855	Total Utilities			18,106,843

	Water and Sewer – 13.8% (9.4% of Total Investments)

5,500	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA–	5,616,765

1,500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	1,694,085

565	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 – AGM Insured	7/13 at 100.00	AA–	587,346

1,500	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	A+	1,521,735

425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	469,493

2,915	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	3,047,224

675	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	718,659

Nuveen Investments	31

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,030	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	$2,225,286

4,210	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	10/14 at 100.00	AAA	4,660,975

1,150	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	10/14 at 100.00	AAA	1,269,439

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	AAA	1,147,440

1,000	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011, 5.625%, 10/01/40	10/21 at 100.00	A	1,085,580

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	1,075,299
300	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	331,034
23,770	Total Water and Sewer			25,450,360
$281,734	Total Investments (cost $249,582,684) – 147.2%			271,165,290
	Floating Rate Obligations – (2.0)%			(3,630,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (47.7)% (6)			(87,900,000)
	Other Assets Less Liabilities – 2.5%			4,634,355
	Net Assets Applicable to Common Shares – 100%			$184,269,645

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.4%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Michigan Premium Income Municipal Fund, Inc. Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.5% (2.4% of Total Investments)

$4,420	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	$4,140,523

	Education and Civic Organizations – 4.1% (2.8% of Total Investments)

500	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	384,410

500	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	11/15 at 100.00	B+	380,355

335	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	348,239

2,000	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 – AMBAC Insured (Alternative Minimum Tax)	9/12 at 100.00	AA	2,014,700

1,500	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,642,590
4,835	Total Education and Civic Organizations			4,770,294

	Health Care – 21.2% (14.5% of Total Investments)

1,500	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	A1	1,599,600

630	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	668,197

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,000	5.000%, 1/15/31	1/22 at 100.00	AA	2,205,580
750	5.000%, 1/15/42	No Opt. Call	AA	799,628

4,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	4,238,920

2,725	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	2,971,531

3,050	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	3,112,891

1,350	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	1,499,067

915	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	926,639

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
2,435	5.000%, 5/15/26	5/15 at 100.00	Baa3	2,451,315
200	5.000%, 5/15/34	5/15 at 100.00	Baa3	192,712

3,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	3,861,690

250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	315,483
23,305	Total Health Care			24,843,253

	Housing/Multifamily – 6.4% (4.4% of Total Investments)

835	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Burkshire Pointe Apartments, Series 2002A, 5.400%, 10/20/32 (Alternative Minimum Tax)	4/12 at 102.00	Aaa	852,168

1,130	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Breton Village Green Project, Series 1993, 5.625%, 10/15/18 – AGM Insured	4/12 at 100.00	AA–	1,132,204

1,700	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Walled Lake Villa Project, Series 1993, 6.000%, 4/15/18 – AGM Insured	4/12 at 100.00	Aaa	1,704,556

1,260	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A, 3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,279,921

Nuveen Investments	33

Nuveen Michigan Premium Income Municipal Fund, Inc. (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$800	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	$818,456

25	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	26,693

	Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8 Assisted Multifamily Housing Revenue Refunding Bonds, Clinton Place Project, Series 1992A:
190	6.600%, 6/01/13	6/12 at 100.00	AA+	190,916
1,500	6.600%, 6/01/22	6/12 at 100.00	AA+	1,503,600
7,440	Total Housing/Multifamily			7,508,514

	Housing/Single Family – 0.9% (0.6% of Total Investments)

1,000	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	1,051,000

	Tax Obligation/General – 54.4% (37.3% of Total Investments)

1,475	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/21	11/13 at 100.00	Aa2	1,578,663

1,000	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	1,085,750

100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	105,654

2,250	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	Aa2	2,379,645

1,501	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.934%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	1,645,801

1,050	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/36	5/21 at 100.00	AA–	1,180,599

	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A:
1,815	6.000%, 5/01/20 – FGIC Insured	No Opt. Call	Aa2	2,160,413
750	6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	897,413

2,500	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/23 – FGIC Insured	5/13 at 100.00	Aa2	2,552,475

	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997:
770	5.500%, 2/01/17 – FGIC Insured	8/12 at 100.00	BBB+	772,133
6,990	5.250%, 2/01/27 – FGIC Insured	8/12 at 100.00	BBB+	7,000,415

860	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%, 9/01/24 – NPFG Insured	9/17 at 100.00	AA	955,537

1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	1,745,667

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/22	11/13 at 100.00	Aa2	2,140,560

1,250	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,372,413

500	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22	5/14 at 100.00	Aa2	544,615

1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa2	1,069,510

865	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	912,662

425	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	456,255

1,000	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA–	1,058,330

2,500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	3,040,650

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$800	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	$945,600

2,450	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	2,605,085

3,500	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	3,799,460

1,100	Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 – AGM Insured	5/14 at 100.00	Aa2	1,145,859

805	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.197%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	891,570

1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/27 – AGM Insured	5/15 at 100.00	Aa2	1,092,000

1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa2	1,075,380

125	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	142,003

1,100	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,171,236

1,500	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	1,607,940

	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008:

800	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa2	863,064
1,350	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	1,435,644

2,830	Warren Consolidated School District, Macomb and Oakland Counties, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20	5/13 at 100.00	AA	2,926,220

1,680	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,897,442

	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A:

1,500	5.500%, 12/01/18 – NPFG Insured	12/12 at 100.00	BBB+	1,518,030
4,435	5.000%, 12/01/30 – NPFG Insured	12/12 at 100.00	BBB+	4,448,837

1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA–	1,552,511
59,701	Total Tax Obligation/General			63,773,041

	Tax Obligation/Limited – 12.4% (8.5% of Total Investments)

915	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	993,736

1,600	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	1,681,312

2,880	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	3,019,651

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II:

5,000	5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3	5,228,250
2,480	5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	2,590,286

450	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/15/36	11/21 at 100.00	AA+	507,713

450	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes,Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	459,234
13,775	Total Tax Obligation/Limited			14,480,182

	Transportation – 2.1% (1.4% of Total Investments)

230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	246,017

2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	2,223,480
2,230	Total Transportation			2,469,497

Nuveen Investments	35

Nuveen Michigan Premium Income Municipal Fund, Inc. (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 8.6% (5.9% of Total Investments) (4)

$915	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A	(4)	$1,047,062

500	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2	(4)	550,935

1,500	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	1,581,105

1,305	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Hospital, Series 1992A, 6.000%, 5/15/13 – AMBAC Insured (ETM)	4/12 at 100.00	N/R	(4)	1,347,856

85	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R	(4)	88,341

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
425	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+	(4)	485,155
150	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+	(4)	171,231

2,000	Michigan State, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/21 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2	(4)	2,117,900

1,000	Otsego Public Schools District, Allegan and Kalamazoo Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2	(4)	1,101,870
1,425	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	AA–	(4)	1,577,874
9,305	Total U.S. Guaranteed				10,069,329

	Utilities – 12.4% (8.5% of Total Investments)

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
125	5.000%, 7/01/28	7/18 at 100.00	AA–		137,398
2,500	5.000%, 7/01/32	7/18 at 100.00	AA–		2,694,475

	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
700	17.710%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–		1,016,652
360	17.864%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–		522,850

	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–		1,998,515
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–		2,248,262
1,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–		1,325,435

605	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	BBB+		609,011

3,000	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)	12/12 at 100.00	BBB+		3,019,620
990	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/12 at 100.00	Ba1		989,881
13,210	Total Utilities				14,562,099

	Water and Sewer – 20.0% (13.7% of Total Investments)

3,600	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA–		3,676,428

1,085	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	A		1,107,481

1,500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A		1,694,085

1,120	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 – AGM Insured	7/13 at 100.00	AA–		1,164,296

1,945	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+		2,033,225

1,330	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+		1,402,379

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
$400	5.000%, 1/01/27	No Opt. Call	AA+	$442,204
450	5.000%, 1/01/38	1/18 at 100.00	AA+	479,106

425	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	465,885

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	AAA	1,147,440

8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	8,841,361

500	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011, 5.625%, 10/01/40	10/21 at 100.00	A	542,790
350	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	386,201
21,950	Total Water and Sewer			23,382,881
$161,171	Total Investments (cost $160,910,760) – 146.0%			171,050,613
	Floating Rate Obligations – (2.0)%			(2,330,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (46.0)% (6)			(53,900,000)
	Other Assets Less Liabilities – 2.0%			2,334,386
	Net Assets Applicable to Common Shares – 100%			$117,154,999

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Michigan Dividend Advantage Municipal Fund Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.0% (2.7% of Total Investments)

$1,330	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	$1,245,904

	Education and Civic Organizations – 10.4% (6.9% of Total Investments)

250	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	192,205

85	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	88,359

1,150	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001, 5.000%, 9/01/26 – AMBAC Insured	9/12 at 100.00	N/R	1,090,833

250	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	230,410

1,500	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,642,590
3,235	Total Education and Civic Organizations			3,244,397

	Health Care – 20.6% (13.7% of Total Investments)

500	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	A1	533,200

90	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	95,457

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
500	5.000%, 1/15/31	1/22 at 100.00	AA	551,395
500	5.000%, 1/15/42	No Opt. Call	AA	533,085

1,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	1,059,730

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
150	5.000%, 11/15/20	11/19 at 100.00	A1	170,543
475	5.750%, 11/15/39	11/19 at 100.00	A1	517,973

775	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	790,981

150	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	166,563

80	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, McLaren Healthcare Corporation, Series 1998A, 5.000%, 6/01/28	No Opt. Call	Aa3	80,054

915	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	926,639

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
500	5.000%, 5/15/26	5/15 at 100.00	Baa3	503,350
400	5.000%, 5/15/34	5/15 at 100.00	Baa3	385,424

100	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	126,193
6,135	Total Health Care			6,440,587

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 7.8% (5.2% of Total Investments)

$1,700	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31 (Alternative Minimum Tax)	8/12 at 102.00	Aaa	$1,739,950

370	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A, 3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	375,850

200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	204,614

100	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	106,772
2,370	Total Housing/Multifamily			2,427,186

	Housing/Single Family – 3.2% (2.2% of Total Investments)

500	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	525,500

455	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	487,928
955	Total Housing/Single Family			1,013,428

	Industrials – 1.6% (1.1% of Total Investments)

500	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Republic Services Inc., Series 2001, 4.250%, 8/01/31 (Mandatory put 4/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	512,705

	Tax Obligation/General – 37.6% (25.1% of Total Investments)

200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	217,150

500	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012, 4.000%, 5/01/33	5/21 at 100.00	AA–	503,305

437	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.934%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	479,157

	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
150	5.500%, 5/01/36	5/21 at 100.00	AA–	168,657
290	5.500%, 5/01/41	5/21 at 100.00	AA–	325,595

50	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997, 5.500%, 2/01/17 – FGIC Insured	8/12 at 100.00	BBB+	50,139

300	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007, 5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	329,091

500	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured	5/14 at 100.00	Aa2	544,615

430	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	453,693

400	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA–	423,332

500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	608,130

100	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	118,200

1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,530,076

420	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	446,586

1,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	1,085,560

Nuveen Investments	39

Nuveen Michigan Dividend Advantage Municipal Fund (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$235	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.197%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	$260,272

750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured	5/18 at 100.00	Aa2	822,615

200	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	239,588

100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa2	107,538

25	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	28,401

330	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	351,371

100	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	107,196

225	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	239,274

65	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	73,413

1,690	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/12 at 100.00	BBB+	1,695,273

500	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	555,615
10,907	Total Tax Obligation/General			11,763,842

	Tax Obligation/Limited – 19.7% (13.1% of Total Investments)

110	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	117,622

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	287,803

	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	624,764
500	5.000%, 10/01/30	10/21 at 100.00	AA	551,415
500	5.000%, 10/01/31	10/21 at 100.00	AA	548,455

485	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	N/R	500,472

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
1,520	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA–	690,202
720	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	754,913

	Michigan State Trunk Line Fund Refunding Bonds, Series 2009:
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,209,787
150	5.000%, 11/15/36	11/21 at 100.00	AA+	169,238

700	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	714,364
6,670	Total Tax Obligation/Limited			6,169,035

	Transportation – 2.6% (1.7% of Total Investments)

250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2007, 5.000%, 12/01/12 – FGIC Insured	No Opt. Call	A	257,408

500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	555,870
750	Total Transportation			813,278

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 12.0% (8.0% of Total Investments) (4)

$1,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.500%, 5/01/21 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	Aa2 (4)		$1,009,250

720	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA–(4)		764,431

85	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)		88,341

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
425	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)		485,155
335	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)		382,416

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
85	6.000%, 8/01/26 (ETM)	No Opt. Call	Baa2 (4)		122,582

615	6.000%, 8/01/26 (ETM)	No Opt. Call	AA+	(4)	886,916
3,265	Total U.S. Guaranteed				3,739,091

	Utilities – 10.9% (7.3% of Total Investments)

1,115	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA–		1,162,042

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
50	5.000%, 7/01/28	7/18 at 100.00	AA–		54,959
750	5.000%, 7/01/32	7/18 at 100.00	AA–		808,343

	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
100	17.710%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–		145,236
250	17.864%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–		363,090

	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011:
500	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–		561,625

290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–		324,333
3,055	Total Utilities				3,419,628

	Water and Sewer – 19.5% (13.0% of Total Investments)

1,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA–		1,021,230

1,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A		1,129,390

280	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 – AGM Insured	7/13 at 100.00	AA–		291,074

490	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+		512,226

125	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+		133,085

150	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA		164,430

1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA		1,143,510

500	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA		575,935

500	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011, 5.250%, 10/01/31	10/21 at 100.00	A		541,685

Nuveen Investments	41

Nuveen Michigan Dividend Advantage Municipal Fund (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	$537,650
50	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	55,166
5,595	Total Water and Sewer			6,105,381
$44,767	Total Investments (cost $43,647,537) – 149.9%			46,894,462
	Floating Rate Obligations – (2.1)%			(665,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (52.1)% (6)			(16,313,000)
	Other Assets Less Liabilities – 4.3%			1,372,365
	Net Assets Applicable to Common Shares – 100%			$31,288,827

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.8%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen Ohio Quality Income Municipal Fund, Inc. Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 7.1% (5.1% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:

$4,000	5.125%, 6/01/24	6/17 at 100.00	B–	$3,146,040

1,650	5.750%, 6/01/34	6/17 at 100.00	B–	1,217,865

10,000	5.875%, 6/01/47	6/17 at 100.00	B–	7,463,897

115	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	113,771
15,765	Total Consumer Staples			11,941,573

	Education and Civic Organizations – 13.7% (9.7% of Total Investments)

920	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	Aa3	1,033,537

1,650	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,715,373

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,853,915

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/29	12/15 at 100.00	Ba1	873,760

2,420	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured	12/16 at 100.00	A	2,569,459

1,415	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA	1,506,225

1,320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,387,294

1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15	6/12 at 100.00	Ba1	1,000,700

1,500	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,585,905

2,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28	11/18 at 100.00	A–	2,284,120

550	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/22	6/13 at 100.00	Aa1	580,877

1,510	University of Akron, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 1/01/21 – AMBAC Insured	1/13 at 100.00	A1	1,559,211

850	University of Cincinnati, Ohio, General Receipts Bonds, Series 2003C, 5.000%, 6/01/22 – FGIC Insured	6/13 at 100.00	AA–	894,192

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,200	5.000%, 6/01/19 – AMBAC Insured	6/14 at 100.00	AA–	1,304,796
2,605	5.000%, 6/01/25 – AMBAC Insured	6/14 at 100.00	AA–	2,819,418
21,690	Total Education and Civic Organizations			22,968,782

	Health Care – 27.3% (19.3% of Total Investments)

2,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	5/12 at 100.00	Baa1	2,001,620

1,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	1,067,870

2,500	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	2,634,550

3,405	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	3,438,846

Nuveen Investments	43

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$180	Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross Health System Corporation, Series 1998, 5.000%, 6/01/28 – NPFG Insured	5/12 at 100.00	AA	$180,245

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
250	5.000%, 11/01/34	11/19 at 100.00	Aa2	267,300
300	5.250%, 11/01/40	11/19 at 100.00	Aa2	322,803

1,200	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	1,259,916

2,400	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.274%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	2,725,056

	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J:
2,455	5.250%, 5/15/16 – FGIC Insured	5/14 at 100.00	BBB	2,588,282
1,260	5.125%, 5/15/28 – FGIC Insured	5/14 at 100.00	BBB	1,275,385

1,000	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A3	1,149,580

1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	1,009,720

2,500	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	2,527,525

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
90	5.000%, 11/15/38	11/18 at 100.00	AA–	94,355
40	5.125%, 11/15/40	11/18 at 100.00	AA–	42,178

2,665	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	3,119,516

785	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	846,191

430	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	455,374

	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
1,500	5.000%, 5/01/30	5/14 at 100.00	AA	1,545,480
2,500	5.000%, 5/01/32	No Opt. Call	AA	2,566,325

1,350	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	1,436,684

95	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, 5.250%, 1/15/46 – BHAC Insured	No Opt. Call	AA+	99,931

	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
1,315	5.000%, 1/01/25	1/18 at 100.00	Aa2	1,459,689
50	5.250%, 1/01/33	1/18 at 100.00	Aa2	53,939

1,200	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,278,768

1,500	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	1,597,755

1,000	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	1,093,610

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
375	19.956%, 1/01/17 (IF)	No Opt. Call	Aa2	493,065
2,700	20.182%, 1/01/33 (IF)	1/19 at 100.00	Aa2	3,710,988

1,100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.340%, 1/01/17 (IF)	No Opt. Call	Aa2	1,511,884

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,200	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	$1,245,732

600	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	647,028
41,945	Total Health Care			45,747,190

	Housing/Multifamily – 5.2% (3.7% of Total Investments)

1,385	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30	8/12 at 100.00	Aaa	1,387,258

	Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Longwood Phase One Associates LP, Series 2001A:
2,245	5.350%, 1/20/21 (Alternative Minimum Tax)	7/12 at 101.00	Aaa	2,287,812
2,250	5.450%, 1/20/31 (Alternative Minimum Tax)	7/12 at 101.00	Aaa	2,277,158

800	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	849,352

715	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	727,720

1,100	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	1,144,044
8,495	Total Housing/Multifamily			8,673,344

	Housing/Single Family – 0.5% (0.4% of Total Investments)

855	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	870,245

	Industrials – 1.0% (0.7% of Total Investments)

695	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB–	690,288

1,040	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	5/12 at 100.00	BBB–	1,040,759
1,735	Total Industrials			1,731,047

	Long-Term Care – 1.0% (0.8% of Total Investments)

490	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	529,891

1,165	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	1,224,741
1,655	Total Long-Term Care			1,754,632

	Materials – 1.3% (0.9% of Total Investments)

2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,165,260

	Tax Obligation/General – 30.5% (21.6% of Total Investments)

	Butler County, Ohio, General Obligation Bonds, Series 2002:
1,345	5.000%, 12/01/21 – NPFG Insured	12/12 at 100.00	Aa1	1,440,374
1,200	5.000%, 12/01/22 – NPFG Insured	12/12 at 101.00	Aa1	1,286,184

1,500	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 – AGM Insured	6/15 at 100.00	Aa1	1,596,405

1,000	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	1,097,420

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 – AGM Insured	6/14 at 100.00	AA	1,092,510

3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,566,690

Nuveen Investments	45

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,200	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	$1,334,292

1,000	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/19 – AMBAC Insured	6/14 at 100.00	Aa2	1,099,030

1,195	Fairview Park City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Aa3	1,283,502

1,840	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	2,130,941

1,500	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	1,610,370

1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	No Opt. Call	Aa1	1,536,313

7,020	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	7,436,355

1,850	Hilliard School District, Franklin County, Ohio, General Obligation Bonds, School Construction, Series 2005, 5.000%, 12/01/26 – NPFG Insured	12/15 at 100.00	Aa1	2,061,511

3,000	Hilliard School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A, 5.000%, 12/01/25 – NPFG Insured	12/16 at 100.00	Aa1	3,311,370

2,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3	2,755,879

660	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	512,041

800	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2	893,328

1,585	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	1,697,281

505	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	542,809

500	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	550,950

1,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	1,853,715

1,350	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,461,821

640	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Series 2002, 5.500%, 12/01/17 – FGIC Insured	6/12 at 100.00	Aa1	647,296

1,000	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – FGIC Insured	12/15 at 100.00	A+	1,062,630

1,000	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	1,075,270

500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36	6/18 at 100.00	AA+	542,220

1,510	Painesville City School District, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	A1	1,654,688

70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/12 at 100.00	Aaa	70,321

100	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	107,114

650	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	709,989

	Warren City School District, Trumbull County, Ohio, General Obligation Bonds, Series 2004:
2,515	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	AA	2,708,856
1,170	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	AA	1,275,206

1,000	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 – NPFG Insured	12/13 at 100.00	Aaa	1,061,110
48,640	Total Tax Obligation/General			51,065,791

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited – 19.8% (14.0% of Total Investments)

$1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	BBB+		$1,434,703

4,000	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA		4,557,959

3,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa		3,234,270

1,305	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A		1,417,295

1,085	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 – FGIC Insured	6/14 at 100.00	A+		1,168,632

4,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		4,299,559

1,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–		489,840

2,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1		2,189,720

1,000	Hudson City School District, Ohio, Certificates of Participation, Series 2004, 5.000%, 6/01/26 – NPFG Insured	6/14 at 100.00	Aa3		1,037,670

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B:
1,000	5.500%, 10/01/15 – AMBAC Insured	4/12 at 100.00	A1		1,003,710
1,000	5.500%, 10/01/17 – AMBAC Insured	4/12 at 100.00	A1		1,003,340

140	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds Series 2012C, 5.000%, 10/01/24 (WI/DD, Settling 3/08/12)	10/22 at 100.00	A1		162,434

800	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA		888,248

1,000	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16	6/13 at 100.00	AA		1,051,340

23,215	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		7,036,698

7,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		2,207,205
53,800	Total Tax Obligation/Limited				33,182,623

	Transportation – 4.0% (2.8% of Total Investments)

1,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–		1,073,470

3,050	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/23 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–		3,135,736

2,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA		2,488,880
6,050	Total Transportation				6,698,086

	U.S. Guaranteed – 18.8% (13.3% of Total Investments) (5)

2,030	Butler County, Ohio, General Obligation Judgment Bonds, Series 2002, 5.250%, 12/01/21 (Pre-refunded 12/01/12)	12/12 at 101.00	Aa1	(5)	2,127,866

2,600	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2002, 5.250%, 6/01/21 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa2	(5)	2,699,372

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
1,020	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2	(5)	1,097,979
980	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2	(5)	1,054,921

1,000	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A–	(5)	1,126,400

Nuveen Investments	47

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

$1,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AAA		$1,082,930

1,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	Aa1	(5)	1,229,252

1,515	Massillon City School District, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/21 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	Baa2	(5)	1,573,221

760	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	N/R	(5)	823,027

460	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Series 2002, 5.500%, 12/01/17 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	Aa1	(5)	466,320

2,645	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2004A, 5.250%, 4/01/15 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA	(5)	2,918,308

1,200	Ohio State University, General Receipts Bonds, Series 2002A, 5.125%, 12/01/31 (Pre-refunded 12/01/12)	12/12 at 100.00	Aa1	(5)	1,244,988

2,450	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R	(5)	2,602,978

525	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA		653,179

1,225	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		1,404,793

3,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/23 (Pre-refunded 2/01/13)	2/13 at 100.00	AA+	(5)	3,132,840

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
1,315	5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(5)	1,460,636
3,380	5.250%, 12/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(5)	3,754,335

1,000	Princeton City School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/30 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA	(5)	1,082,930
29,265	Total U.S. Guaranteed				31,536,275

	Utilities – 7.8% (5.6% of Total Investments)

2,500	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1		2,693,775

4,000	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds, Series 2002, 5.000%, 2/15/22 – NPFG Insured	8/12 at 100.00	A1		4,008,360

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A2		940,700
2,105	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2		776,282
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A2		702,789

1,465	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/12 at 100.00	Baa1		1,466,538

950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	A1		454,452

2,000	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1		2,108,520
17,175	Total Utilities				13,151,416

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 3.0% (2.1% of Total Investments)

$430	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	$459,980

1,025	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	1,282,706

1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	10/15 at 100.00	Aa3	1,374,464

100	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	110,043

225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 – SYNCORA GTY Insured	12/17 at 100.00	A–	234,981

1,170	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,277,078
275	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AAA	309,851
4,445	Total Water and Sewer			5,049,103
$253,515	Total Investments (cost $217,562,564) – 141.0%			236,535,367
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (43.8)% (6)			(73,500,000)
	Other Assets Less Liabilities – 2.8%			4,674,032
	Net Assets Applicable to Common Shares – 100%			$167,709,399

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Ohio Dividend Advantage Municipal Fund Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.5% (3.8% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,500	5.125%, 6/01/24	6/17 at 100.00	B–	$1,179,765
3,300	5.875%, 6/01/47	6/17 at 100.00	B–	2,463,086

45	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	44,519
4,845	Total Consumer Staples			3,687,370

	Education and Civic Organizations – 12.3% (8.6% of Total Investments)

275	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	Aa3	308,938

700	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	727,734

2,650	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2002, 5.000%, 5/01/22	5/12 at 100.00	Baa2	2,653,391

500	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/24	12/15 at 100.00	Ba1	456,240

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28	11/18 at 100.00	A–	1,142,060

950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	1,068,541

1,760	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/20 – NPFG Insured	6/14 at 100.00	Aa3	1,899,744
7,835	Total Education and Civic Organizations			8,256,648

	Health Care – 27.5% (19.3% of Total Investments)

65	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A, 5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	65,900

500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	533,935

1,385	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	1,398,767

1,300	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	1,398,813

600	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	629,958

1,280	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.274%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	1,453,363

2,000	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J, 5.125%, 5/15/28 – FGIC Insured	5/14 at 100.00	BBB	2,024,420

1,000	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A3	1,149,580

500	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	504,860

1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	1,011,010

290	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	339,460

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$330	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	$355,724

170	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	180,032

1,000	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	1,030,320

375	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	399,079

	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
1,050	5.000%, 1/01/25	1/18 at 100.00	Aa2	1,165,532
90	5.250%, 1/01/33	1/18 at 100.00	Aa2	97,089

	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
1,100	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,204,984
80	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	85,251

250	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	266,293

200	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	218,722

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
250	19.956%, 1/01/17 (IF)	No Opt. Call	Aa2	328,710
1,225	20.182%, 1/01/33 (IF)	1/19 at 100.00	Aa2	1,683,689

65	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.340%, 1/01/17 (IF)	No Opt. Call	Aa2	89,339

500	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	519,055

375	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	404,393
16,980	Total Health Care			18,538,278

	Housing/Multifamily – 4.0% (2.8% of Total Investments)

1,165	Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue Bonds, Euclid Avenue Housing Corporation – Fenn Tower Project, Series 2005, 5.000%, 8/01/23 – AMBAC Insured	8/15 at 100.00	N/R	1,047,300

350	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	371,592

285	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	290,070

915	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	951,637
2,715	Total Housing/Multifamily			2,660,599

	Housing/Single Family – 0.3% (0.2% of Total Investments)

215	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	218,833

	Industrials – 6.5% (4.6% of Total Investments)

1,500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	BBB–	1,505,835

290	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB–	288,034

Nuveen Investments	51

Nuveen Ohio Dividend Advantage Municipal Fund (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$880	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	$891,730

1,300	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa3	1,625,416

700	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	98,028
4,670	Total Industrials			4,409,043

	Long-Term Care – 1.1% (0.8% of Total Investments)

215	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	232,503

470	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	494,102
685	Total Long-Term Care			726,605

	Tax Obligation/General – 26.1% (18.3% of Total Investments)

125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	138,409

1,500	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 – AGM Insured	6/15 at 100.00	Aa1	1,596,405

	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
400	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	220,740
1,735	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	906,069

400	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	444,764

1,355	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,567,654

470	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	504,583

2,550	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	2,701,240

2,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3	2,136,340

500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	387,910

430	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	468,365

400	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	428,336

1,005	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,080,244

200	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	220,380

1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	1,235,810

50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	54,142

750	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	806,453

50	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	53,557

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,415	Troy City School District, Miami County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – AGM Insured	12/14 at 100.00	Aa2	$2,551,229

50	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	54,615
17,385	Total Tax Obligation/General			17,557,245

	Tax Obligation/Limited – 26.1% (18.3% of Total Investments)

125	Cincinnati City School District, Ohio, Certificates of Participation, Series 2006, 5.000%, 12/15/32 – AGM Insured	12/16 at 100.00	Aa2	140,543

2,000	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA	2,278,980

50	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	55,609

2,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa	2,156,180

525	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	570,176

1,415	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/21 – FGIC Insured	6/14 at 100.00	A+	1,520,474

1,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	1,612,335

2,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	979,680

1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	1,094,860

500	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/15 – AMBAC Insured	4/12 at 100.00	A1	501,855

685	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding bonds, Series 2012C, 5.000%, 10/01/24 (WI/DD, Settling 3/08/12)	10/22 at 100.00	A1	794,764

345	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	383,057

1,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA	1,116,660

5,220	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	1,582,234

5,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	1,471,470

1,280	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	4/12 at 100.00	BBB+	1,283,469
24,895	Total Tax Obligation/Limited			17,542,346

	Transportation – 0.6% (0.4% of Total Investments)

425	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/23 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	436,947

Nuveen Investments	53

Nuveen Ohio Dividend Advantage Municipal Fund (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 17.2% (12.1% of Total Investments) (6)

$1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (6)	$1,137,720

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
560	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (6)	602,812
540	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (6)	581,283

1,000	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/16 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa2 (6)	1,133,840

1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	N/R (6)	1,082,930

325	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	404,349

1,645	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Series 2003, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa1 (6)	1,781,420

1,900	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	2,110,425

2,735	University of Cincinnati, Ohio, General Receipts Bonds, Series 2002F, 5.375%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AA– (6)	2,771,701
10,705	Total U.S. Guaranteed			11,606,480

	Utilities – 9.9% (7.0% of Total Investments)

	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA–	53,379
1,000	5.250%, 2/15/43	2/18 at 100.00	A1	1,077,510

1,440	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 – NPFG Insured	8/12 at 100.00	A1	1,444,867

2,130	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	785,501

2,265	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/12 at 100.00	Baa1	2,267,378

1,000	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	1,050,610
7,885	Total Utilities			6,679,245

	Water and Sewer – 5.4% (3.8% of Total Investments)

175	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	187,201

925	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	1,017,898

500	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	545,760

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$730	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Series 2003, 5.000%, 12/01/23 – NPFG Insured	12/13 at 100.00	Aa1	$777,399

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	1,075,300
3,330	Total Water and Sewer			3,603,558
$102,570	Total Investments (cost $88,891,152) – 142.5%			95,923,197
	MuniFund Term Preferred Shares, at Liquidation Value – (46.2)% (7)			(31,103,400)
	Other Assets Less Liabilities – 3.7%			2,472,335
	Net Assets Applicable to Common Shares – 100%			$67,292,132

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)

At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.4%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen Ohio Dividend Advantage Municipal Fund 2 Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.3% (3.6% of Total Investments)

$400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A3	$426,904

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:

1,000	5.125%, 6/01/24	6/17 at 100.00	B–	786,510
1,750	5.875%, 6/01/47	6/17 at 100.00	B–	1,306,183

45	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	44,519
3,195	Total Consumer Staples			2,564,116

	Education and Civic Organizations – 12.1% (8.3% of Total Investments)

1,345	Bowling Green State University, Ohio, General Receipts Bonds, Series 2003, 5.250%, 6/01/18 – AMBAC Insured	6/13 at 100.00	A+	1,408,713

490	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	Aa3	550,471

450	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	467,829

1,050	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15	6/12 at 100.00	Ba1	1,050,735

1,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2003C, 5.000%, 6/01/22 – FGIC Insured	6/13 at 100.00	AA–	1,051,990

1,245	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D, 5.000%, 6/01/19 – AMBAC Insured	6/14 at 100.00	AA–	1,353,726
5,580	Total Education and Civic Organizations			5,883,464

	Health Care – 25.7% (17.7% of Total Investments)

250	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	266,968

1,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	1,053,820

1,090	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	1,100,835

300	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	322,803

250	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	262,483

480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.274%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	545,011

600	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A3	689,748

865	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	Baa1	914,435

200	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	201,944

	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A:

1,850	5.400%, 10/01/21	4/12 at 101.00	AA–	1,873,847
100	5.250%, 10/01/33	No Opt. Call	AA–	101,101

460	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	538,453

225	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	242,539

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$120	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	$127,081

700	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	721,224

90	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	95,779

35	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A, 5.000%, 1/01/25	1/18 at 100.00	Aa2	38,851

	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:

400	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	438,176
40	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	42,626

100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	106,517

200	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	218,722

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:

125	19.956%, 1/01/17 (IF)	No Opt. Call	Aa2	164,355
1,000	20.182%, 1/01/33 (IF)	1/19 at 100.00	Aa2	1,374,440

375	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.340%, 1/01/17 (IF)	No Opt. Call	Aa2	515,415

350	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	363,339

190	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	204,892
11,395	Total Health Care			12,525,404

	Housing/Multifamily – 4.6% (3.2% of Total Investments)

1,000	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	5/12 at 102.00	Aaa	1,023,390

250	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	265,423

215	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	218,825

690	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	717,628
2,155	Total Housing/Multifamily			2,225,266

	Housing/Single Family – 0.9% (0.6% of Total Investments)

425	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	432,578

	Industrials – 10.2% (7.0% of Total Investments)

3,000	Ohio State Sewage and Solid Waste Disposal Facilities, Revenue Bonds, Anheuser-Busch Project, Series 2001, 5.500%, 11/01/35 (Alternative Minimum Tax)	5/12 at 100.00	A–	3,002,968

640	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	648,531

1,000	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa3	1,250,320

500	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	70,020
5,140	Total Industrials			4,971,839

Nuveen Investments	57

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 0.9% (0.7% of Total Investments)

$95	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	$102,734

340	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	357,435
435	Total Long-Term Care			460,169

	Tax Obligation/General – 38.6% (26.6% of Total Investments)

	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004:
1,000	5.000%, 12/01/15 – AGM Insured	6/14 at 100.00	AA	1,094,110
1,000	5.000%, 12/01/22 – AGM Insured	6/14 at 100.00	AA	1,092,510

1,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	1,103,560

1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured	11/21 at 100.00	Aa3	1,262,949

	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
2,095	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	1,156,126
100	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	52,223

400	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	444,764

1,000	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,156,940

400	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	429,432

1,905	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	2,017,984

1,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3	1,068,170

500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	387,910

345	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	375,781

400	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	428,336

1,005	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,080,244

200	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	220,380

1,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	1,853,715

50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	54,142

2,665	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – FGIC Insured	12/15 at 100.00	A+	2,831,907

400	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	430,108

50	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	53,557

200	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	218,458
18,355	Total Tax Obligation/General			18,813,306

	Tax Obligation/Limited – 21.8% (15.0% of Total Investments)

500	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA	569,745

175	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	194,632

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$395	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	$428,990

1,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	1,074,890

2,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	1,224,600

1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	1,094,860

140	New Albany Community Authority, Ohio, Community Facilities Refunding Bonds, Series 2012C, 5.000%, 10/01/24 (WI/DD, Settling 3/08/12)	10/22 at 100.00	A1	162,434

250	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	277,578

1,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA	1,116,660

1,095	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/18	12/13 at 100.00	AA	1,169,471

4,065	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	1,232,142

3,940	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	1,104,303

1,000	Summit County Port Authority, Ohio, Revenue Bonds, Civic Theatre Project, Series 2001, 5.500%, 12/01/26 – AMBAC Insured	6/12 at 100.00	N/R	949,330
17,060	Total Tax Obligation/Limited			10,599,635

	Transportation – 1.1% (0.8% of Total Investments)

500	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	536,735

	U.S. Guaranteed – 14.0% (9.7% of Total Investments) (6)

605	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (6)	688,321

2,420	Lorain County, Ohio, Limited Tax General Obligation Justice Center Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aa2 (6)	2,517,572

1,000	Marysville Exempted Village School District, Ohio, Certificates of Participation, School Facilities Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	N/R (6)	1,154,840

210	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	261,272

1,050	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.500%, 12/01/15 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,172,189

1,000	Powell, Ohio, General Obligation Bonds, Series 2002, 5.500%, 12/01/25 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AA+ (6)	1,040,240
6,285	Total U.S. Guaranteed			6,834,434

	Utilities – 9.4% (6.5% of Total Investments)

1,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	1,077,510

1,065	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	392,751

2,500	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/12 at 100.00	Baa1	2,502,623

595	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	627,285
5,160	Total Utilities			4,600,169

Nuveen Investments	59

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 0.4% (0.3% of Total Investments)

$130	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	$139,064

50	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	55,022
180	Total Water and Sewer			194,086
$75,865	Total Investments (cost $65,719,031) – 145.0%			70,641,201
	MuniFund Term Preferred Shares, at Liquidation Value – (49.8)% (7)			(24,244,000)
	Other Assets Less Liabilities – 4.8%			2,310,162
	Net Assets Applicable to Common Shares – 100%			$48,707,363

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)

At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.3%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen Ohio Dividend Advantage Municipal Fund 3 Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 6.7% (4.5% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,000	5.125%, 6/01/24	6/17 at 100.00	B–	$786,510
2,000	5.875%, 6/01/47	6/17 at 100.00	B–	1,492,780

20	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	19,786
3,020	Total Consumer Staples			2,299,076

	Education and Civic Organizations – 7.0% (4.7% of Total Investments)

275	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	Aa3	308,938

350	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	363,867

1,125	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2002, 5.750%, 5/01/16	5/12 at 100.00	Baa2	1,130,591
650	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/24	12/15 at 100.00	Ba1	593,112
2,400	Total Education and Civic Organizations			2,396,508

	Health Care – 32.3% (21.4% of Total Investments)

200	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	213,574

695	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	701,908

600	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	645,606

420	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	440,971

320	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.274%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	363,341

625	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A3	718,488

1,000	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	Baa1	1,057,150

300	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	302,916

500	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	505,505

550	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	643,803

160	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	172,472

100	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	105,901

500	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	515,160

105	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3	111,742

	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
600	5.000%, 1/01/25	1/18 at 100.00	Aa2	666,018
100	5.250%, 1/01/33	1/18 at 100.00	Aa2	107,877

200	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	213,128

Nuveen Investments	61

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	$2,130,336

100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	109,361

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
125	19.956%, 1/01/17 (IF)	No Opt. Call	Aa2	164,355
425	20.182%, 1/01/33 (IF)	1/19 at 100.00	Aa2	584,137

100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.340%, 1/01/17 (IF)	No Opt. Call	Aa2	137,444

250	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	259,528

110	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	118,622
10,085	Total Health Care			10,989,343

	Housing/Multifamily – 3.2% (2.1% of Total Investments)

200	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	212,338

165	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	167,935

685	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	712,427
1,050	Total Housing/Multifamily			1,092,700

	Housing/Single Family – 0.6% (0.4% of Total Investments)

210	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	213,744

	Industrials – 6.9% (4.6% of Total Investments)

555	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	BBB–	557,159

480	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	486,398

1,000	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa3	1,250,320

400	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	56,016
2,435	Total Industrials			2,349,893

	Long-Term Care – 1.1% (0.7% of Total Investments)

95	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	102,734

245	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	257,564
340	Total Long-Term Care			360,298

	Tax Obligation/General – 37.5% (25.0% of Total Investments)

1,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	1,103,560

	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
1,815	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	1,001,608
1,000	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	522,230

300	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	AA+	333,573

1,000	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,156,940

250	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA	268,395

1,275	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	1,350,620

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$1,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3		$1,068,170

500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1		387,910

210	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2		234,499

1,270	Lorain, Ohio, General Obligation Bonds, Series 2002, 5.125%, 12/01/26 – AMBAC Insured	12/12 at 100.00	A3		1,282,903

235	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2		251,647

500	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–		537,435

100	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa		110,190

500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3		617,905

50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3		54,142

150	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2		161,291

500	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–		534,125

1,130	Solon, Ohio, General Obligation Refunding and Improvement Bonds, Series 2002, 5.000%, 12/01/18	12/12 at 100.00	AAA		1,168,623

500	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2		535,570

100	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	No Opt. Call	AA		109,229
13,385	Total Tax Obligation/General				12,790,565

	Tax Obligation/Limited – 14.6% (9.7% of Total Investments)

250	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart- Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA		284,873

75	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2		83,414

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A		287,803

750	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		806,168

65	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–		31,840

1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1		1,094,860

1,000	Midview Local School District, Lorain County, Ohio, Certificates of Participation, Series 2003, 5.000%, 11/01/30	5/13 at 100.00	A1		1,015,940

35	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds Series 2012C, 5.000%, 10/01/24 (WI/DD, Settling 3/08/12)	10/22 at 100.00	A1		40,608

200	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA		222,062

2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		606,220

1,835	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		514,314
7,475	Total Tax Obligation/Limited				4,988,102

	Transportation – 5.7% (3.8% of Total Investments)

1,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA		1,928,882

	U.S. Guaranteed – 23.5% (15.6% of Total Investments) (6)

725	Eaton City School District, Preble County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/21 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 101.00	Aa2	(6)	762,838

1,000	Hilliard, Ohio, General Obligation Bonds, Series 2002, 5.375%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 100.00	Aa1	(6)	1,039,380

Nuveen Investments	63

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued) Portfolio of Investments February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (continued)

$1,000	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	Aa1 (6)	$1,059,700

500	Miami East Local School District, Miami County, Ohio, General Obligation Bonds, Series 2002, 5.125%, 12/01/29 (Pre-refunded 6/01/12) – AGM Insured	6/12 at 100.00	AA–(6)	506,390

2,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R (6)	2,063,020

1,250	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2002A, 5.500%, 4/01/18 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA (6)	1,255,975

160	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	199,064

1,000	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,110,750
7,635	Total U.S. Guaranteed			7,997,117

	Utilities – 7.8% (5.2% of Total Investments)

500	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	538,755

1,500	American Municipal Power Ohio Inc., Wadsworth, Electric System Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 – NPFG Insured	8/12 at 100.00	A1	1,505,070

1,595	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	588,204

25	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	28,837
3,620	Total Utilities			2,660,866

	Water and Sewer – 3.5% (2.3% of Total Investments)

130	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	139,064

950	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	1,045,409
1,080	Total Water and Sewer			1,184,473
$54,285	Total Investments (cost $47,563,093) – 150.4%			51,251,567
	MuniFund Term Preferred Shares, at Liquidation Value – (54.2)% (7)			(18,470,150)
	Other Assets Less Liabilities – 3.8%			1,293,827
	Net Assets Applicable to Common Shares – 100%			$34,075,244

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(5)

At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.0%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
Assets & Liabilities

February 29, 2012

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Assets
Investments, at value (cost $249,582,684, $160,910,760 and $43,647,537, respectively)	$271,165,290	$171,050,613	$46,894,462
Cash	2,030,514	100,651	538,166
Receivables:
Interest	3,641,934	2,376,501	595,122
Investments sold	739,304	444,950	131,463
Deferred offering costs	380,557	108,391	427,512
Other assets	33,355	4,678	1,821

Total assets	277,990,954	174,085,784	48,588,546

Liabilities
Floating rate obligations	3,630,000	2,330,000	665,000
Payables:
Common share dividends	780,562	498,688	133,575
Interest	82,736	50,734	32,306
Investments purchased	1,063,729	—	—
Offering costs	4,202	—	98,801
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	—	16,313,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	87,900,000	53,900,000	—
Accrued expenses:
Management fees	134,271	85,052	23,815
Other	125,809	66,311	33,222

Total liabilities	93,721,309	56,930,785	17,299,719

Net assets applicable to Common shares	$184,269,645	$117,154,999	$31,288,827

Common shares outstanding	11,554,253	7,605,648	2,053,086

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.95	$15.40	$15.24

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$115,543	$76,056	$20,531
Paid-in surplus	161,977,722	106,706,652	28,961,326
Undistributed (Over-distribution of) net investment income	3,336,932	2,024,198	278,497
Accumulated net realized gain (loss)	(2,743,158)	(1,791,760)	(1,218,452)
Net unrealized appreciation (depreciation)	21,582,606	10,139,853	3,246,925
Net assets applicable to Common shares	$184,269,645	$117,154,999	$31,288,827
Authorized shares:
Common	200,000,000	200,000,000	Unlimited
Auction Rate Preferred Shares (ARPS)	1,000,000	1,000,000	Unlimited
MTP	—	—	Unlimited
VMTP	1,800	539	—

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Assets & Liabilities (continued)

February 29, 2012

	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Assets
Investments, at value (cost $217,562,564, $88,891,152, $65,719,031 and $47,563,093, respectively)	$236,535,367	$95,923,197	$70,641,201	$51,251,567
Cash	1,711,251	1,573,455	821,256	305,306
Receivables:
Interest	2,863,106	1,198,134	882,362	618,277
Investments sold	903,845	354,624	779,931	354,624
Deferred offering costs	332,987	804,956	471,145	421,979
Other assets	6,002	2,573	2,358	5,186

Total assets	242,352,558	99,856,939	73,598,253	52,956,939

Liabilities
Floating rate obligations	—	—	—	—
Payables:
Common share dividends	692,067	299,839	207,541	159,951
Interest	69,182	68,968	49,064	37,380
Investments purchased	162,434	794,764	162,434	40,608
Offering costs	8,381	200,678	147,229	116,712
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	31,103,400	24,244,000	18,470,150
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	73,500,000	—	—	—
Accrued expenses:
Management fees	119,777	49,547	36,735	24,302
Other	91,318	47,611	43,887	32,592

Total liabilities	74,643,159	32,564,807	24,890,890	18,881,695

Net assets applicable to Common shares	$167,709,399	$67,292,132	$48,707,363	$34,075,244

Common shares outstanding	9,765,029	4,246,722	3,122,403	2,158,437

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$17.17	$15.85	$15.60	$15.79

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$97,650	$42,467	$31,224	$21,584
Paid-in surplus	148,087,012	60,152,612	44,094,755	30,384,308
Undistributed (Over-distribution of) net investment income	3,309,669	685,848	673,179	523,705
Accumulated net realized gain (loss)	(2,757,735)	(620,840)	(1,013,965)	(542,827)
Net unrealized appreciation (depreciation)	18,972,803	7,032,045	4,922,170	3,688,474
Net assets applicable to Common shares	$167,709,399	$67,292,132	$48,707,363	$34,075,244
Authorized shares:
Common	200,000,000	Unlimited	Unlimited	Unlimited
Auction Rate Preferred Shares (ARPS)	1,000,000	Unlimited	Unlimited	Unlimited
MTP	—	Unlimited	Unlimited	Unlimited
VMTP	1,500	—	—	—

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of
Operations

Year Ended February 29, 2012

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Investment Income	$13,040,223	$8,390,381	$2,293,461

Expenses
Management fees	1,639,481	1,044,234	290,583
Auction fees	38,001	23,648	—
Dividend disbursing agent fees	23,342	5,041	—
Shareholders’ servicing agent fees and expenses	27,662	23,150	20,893
Interest expense and amortization of offering costs	787,697	426,405	496,226
Custodian’s fees and expenses	49,348	34,337	14,986
Directors’/Trustees’ fees and expenses	7,634	4,832	1,502
Professional fees	25,888	27,405	28,482
Shareholders’ reports – printing and mailing expenses	41,050	29,913	16,344
Stock exchange listing fees	8,911	8,911	269
Investor relations expense	19,682	13,148	4,305
Other expenses	32,630	27,459	26,328

Total expenses before custodian fee credit and expense reimbursement	2,701,326	1,668,483	899,918
Custodian fee credit	(1,629)	(756)	(469)
Expense reimbursement	—	—	(13,341)

Net expenses	2,699,697	1,667,727	886,108

Net investment income (loss)	10,340,526	6,722,654	1,407,353

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	449,974	255,959	125,358
Change in net unrealized appreciation (depreciation) of investments	19,743,434	10,670,879	3,697,158

Net realized and unrealized gain (loss)	20,193,408	10,926,838	3,822,516

Distributions to Auction Rate Preferred Shareholders
From net investment income	(111,599)	(74,304)	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(111,599)	(74,304)	—
Net increase (decrease) in net assets applicable to Common shares from operations	$30,422,335	$17,575,188	$5,229,869

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Operations (continued)

Year Ended February 29, 2012

	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Investment Income	$12,007,995	$4,936,763	$3,607,165	$2,654,827

Expenses
Management fees	1,462,198	605,541	446,847	321,313
Auction fees	37,018	—	1,263	1,791
Dividend disbursing agent fees	30,849	1,671	6,712	2,505
Shareholders’ servicing agent fees and expenses	29,536	22,789	17,281	17,133
Interest expense and amortization of offering costs	635,808	987,589	710,867	543,653
Custodian’s fees and expenses	47,029	22,317	18,558	15,419
Directors’/Trustees’ fees and expenses	6,803	3,135	2,366	1,808
Professional fees	26,621	27,247	27,677	27,977
Shareholders’ reports – printing and mailing expenses	39,505	24,551	18,433	15,688
Stock exchange listing fees	8,941	18,632	410	283
Investor relations expense	18,253	8,200	5,663	4,220
Other expenses	29,434	14,732	20,555	27,427

Total expenses before custodian fee credit and expense reimbursement	2,371,995	1,736,404	1,276,632	979,217
Custodian fee credit	(918)	(639)	(673)	(375)
Expense reimbursement	—	(3,973)	(20,491)	(27,603)

Net expenses	2,371,077	1,731,792	1,255,468	951,239

Net investment income (loss)	9,636,918	3,204,971	2,351,697	1,703,588

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	292,727	109,129	40,580	22,930
Change in net unrealized appreciation (depreciation) of investments	16,197,758	7,168,857	5,041,870	3,344,614

Net realized and unrealized gain (loss)	16,490,485	7,277,986	5,082,450	3,367,544

Distributions to Auction Rate Preferred Shareholders
From net investment income	(93,231)	(5,183)	(13,173)	(12,346)

Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(93,231)	(5,183)	(13,173)	(12,346)

Net increase (decrease) in net assets applicable to Common shares from operations	$26,034,172	$10,477,774	$7,420,974	$5,058,786

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of
Changes in Net Assets

	Michigan Quality Income (NUM)		Michigan Premium Income (NMP)		Michigan Dividend Advantage (NZW)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11

Operations
Net investment income (loss)	$10,340,526	$10,879,743	$6,722,654	$7,025,371	$1,407,353	$1,732,620
Net realized gain (loss) from investments	449,974	248,011	255,959	92,219	125,358	7,965
Change in net unrealized appreciation (depreciation) of investments	19,743,434	(8,256,526)	10,670,879	(4,081,282)	3,697,158	(1,457,657)
Distributions to Auction Rate Preferred Shareholders
from net investment income	(111,599)	(363,829)	(74,304)	(224,505)	—	(46,443)

Net increase (decrease) in net assets applicable to Common shares from operations	30,422,335	2,507,399	17,575,188	2,811,803	5,229,869	236,485

Distributions to Common Shareholders
From net investment income	(9,984,065)	(9,571,838)	(6,502,830)	(6,243,504)	(1,650,681)	(1,633,328)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,984,065)	(9,571,838)	(6,502,830)	(6,243,504)	(1,650,681)	(1,633,328)

Capital Share Transactions
Common shares:

Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—

Repurchased and retired	(44,268)	(43,408)	—	(105,018)	—	(20,395)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(44,268)	(43,408)	—	(105,018)	—	(20,395)

Net increase (decrease) in net assets applicable to Common shares	20,394,002	(7,107,847)	11,072,358	(3,536,719)	3,579,188	(1,417,238)
Net assets applicable to Common shares at the beginning of period	163,875,643	170,983,490	106,082,641	109,619,360	27,709,639	29,126,877

Net assets applicable to Common shares at the end of period	$184,269,645	$163,875,643	$117,154,999	$106,082,641	$31,288,827	$27,709,639

Undistributed (Over-distribution of) net investment income at the end of period	$3,336,932	$2,994,016	$2,024,198	$1,865,189	$278,497	$409,933

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Changes in Net Assets (continued)

	Ohio Quality Income (NUO)		Ohio Dividend Advantage (NXI)		Ohio Dividend Advantage 2 (NBJ)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11

Operations
Net investment income (loss)	$9,636,918	$9,896,422	$3,204,971	$3,972,782	$2,351,697	$2,931,225
Net realized gain (loss) from investments	292,727	(1,695,269)	109,129	(759,748)	40,580	(317,234)
Change in net unrealized appreciation (depreciation) of investments	16,197,758	(6,159,347)	7,168,857	(3,186,614)	5,041,870	(2,015,524)
Distributions to Auction Rate
Preferred Shareholders from net investment income	(93,231)	(304,704)	(5,183)	(107,603)	(13,173)	(90,237)

Net increase (decrease) in net assets applicable to Common shares from operations	26,034,172	1,737,102	10,477,774	(81,183)	7,420,974	508,230

Distributions to Common Shareholders

From net investment income	(9,072,612)	(8,744,701)	(3,745,126)	(3,699,495)	(2,622,819)	(2,613,100)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,072,612)	(8,744,701)	(3,745,126)	(3,699,495)	(2,622,819)	(2,613,100)

Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	193,317	123,278	9,522	40,145	—	13,809
Repurchased and retired	—	—	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	193,317	123,278	9,522	40,145	—	13,809

Net increase (decrease) in net assets applicable to Common shares	17,154,877	(6,884,321)	6,742,170	(3,740,533)	4,798,155	(2,091,061)
Net assets applicable to Common shares at the beginning of period	150,554,522	157,438,843	60,549,962	64,290,495	43,909,208	46,000,269

Net assets applicable to Common shares at the end of period	$167,709,399	$150,554,522	$67,292,132	$60,549,962	$48,707,363	$43,909,208

Undistributed (Over-distribution of) net investment income at the end of period	$3,309,669	$2,761,677	$685,848	$1,034,310	$673,179	$766,971

See accompanying notes to financial statements.

70	Nuveen Investments

	Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/29/12	Year Ended 2/28/11

Operations
Net investment income (loss)	$1,703,588	$2,177,014
Net realized gain (loss) from investments	22,930	(343,731)
Change in net unrealized appreciation (depreciation) of investments	3,344,614	(1,945,414)
Distributions to Auction Rate Preferred Shareholders from net investment income	(12,346)	(65,024)

Net increase (decrease) in net assets applicable to Common shares from operations	5,058,786	(177,155)

Distributions to Common Shareholders

From net investment income	(1,955,351)	(1,938,643)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,955,351)	(1,938,643)

Capital Share Transactions

Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	3,834	22,090
Repurchased and retired	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	3,834	22,090

Net increase (decrease) in net assets applicable to Common shares	3,107,269	(2,093,708)
Net assets applicable to Common shares at the beginning of period	30,967,975	33,061,683

Net assets applicable to Common shares at the end of period	$34,075,244	$30,967,975

Undistributed (Over-distribution of) net investment income at the end of period	$523,705	$624,640

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Cash Flows

Year Ended February 29, 2012

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$30,422,335	$17,575,188	$5,229,869
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(35,320,208)	(29,620,564)	(12,679,189)
Proceeds from sales and maturities of investments	37,633,805	29,895,095	13,623,033
Amortization (Accretion) of premiums and discounts, net	(479,622)	270,939	11,751
(Increase) Decrease in:
Receivable for interest	181,529	221,467	56,236
Receivable for investments sold	(739,304)	(444,950)	(131,463)
Other assets	25,303	44,399	3,667
Increase (Decrease) in:
Payable for Auction Rate Preferred Share dividends	(2,714)	(2,814)	(1,085)
Payable for interest	82,736	50,734	1,039
Payable for investments purchased	(1,069,147)	(839,820)	(324,375)
Accrued management fees	13,697	7,917	4,151
Accrued other expenses	19,285	5,117	18,191
Net realized (gain) loss from investments	(449,974)	(255,959)	(125,358)
Change in net unrealized (appreciation) depreciation of investments	(19,743,434)	(10,670,879)	(3,697,158)
Taxes paid on undistributed capital gains	—	—	—
Net cash provided by (used in) operating activities	10,574,287	6,235,870	1,989,309
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(380,557)	(108,391)	114,129
Increase (Decrease) in:
Payable for offering costs	4,202	—	(76,668)
MTP Shares, at liquidation value	—	—	—
VMTP Shares, at liquidation value	87,900,000	53,900,000	—
ARPS, at liquidation value	(87,325,000)	(53,700,000)	—
Cash distributions paid to Common shareholders	(9,934,926)	(6,471,033)	(1,651,581)
Cost of Common shares repurchased and retired	(44,268)	—	—
Net cash provided by (used in) financing activities	(9,780,549)	(6,379,424)	(1,614,120)
Net Increase (Decrease) in Cash	793,738	(143,554)	375,189
Cash at the beginning of period	1,236,776	244,205	162,977
Cash at the End of Period	$2,030,514	$100,651	$538,166
Supplemental Disclosure of Cash Flow Information Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)
	$—	$—	$—
Cash paid for interest (excluding amortization of offering costs) was as follows:
	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)
	$605,518	$349,062	$381,057

See accompanying notes to financial statements.

72	Nuveen Investments

	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$26,034,172	$10,477,774	$7,420,974	$5,058,786
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(23,701,486)	(14,602,411)	(12,663,283)	(9,094,558)
Proceeds from sales and maturities of investments	24,616,571	16,321,160	11,621,846	7,087,284
Amortization (Accretion) of premiums and discounts, net	(196,298)	(46,154)	3,225	(63,870)
(Increase) Decrease in:
Receivable for interest	(32,127)	83,232	96,260	28,277
Receivable for investments sold	(708,845)	(304,624)	(684,931)	(304,624)
Other assets	20,647	9,655	20,608	30,444
Increase (Decrease) in:
Payable for Auction Rate Preferred Share dividends	(3,405)	(1,072)	(288)	(1,090)
Payable for interest	69,182	30,878	49,064	37,380
Payable for investments purchased	162,434	794,764	162,434	40,608
Accrued management fees	11,877	7,920	7,228	5,180
Accrued other expenses	14,677	8,061	20,437	13,849
Net realized (gain) loss from investments	(292,727)	(109,129)	(40,580)	(22,930)
Change in net unrealized (appreciation) depreciation of investments	(16,197,758)	(7,168,857)	(5,041,870)	(3,344,614)
Taxes paid on undistributed capital gains	(924)	(906)	(187)	—
Net cash provided by (used in) operating activities	9,795,990	5,500,291	970,937	(529,878)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(332,987)	(282,957)	(471,145)	(421,979)
Increase (Decrease) in:
Payable for offering costs	8,381	69,521	147,229	116,712
MTP Shares, at liquidation value	—	11,653,400	24,244,000	18,470,150
VMTP Shares, at liquidation value	73,500,000	—	—	—
ARPS, at liquidation value	(73,000,000)	(12,500,000)	(21,600,000)	(15,500,000)
Cash distributions paid to Common shareholders	(8,828,795)	(3,730,553)	(2,621,598)	(1,950,372)
Cost of Common shares repurchased and retired	—	—	—	—
Net cash provided by (used in) financing activities	(8,653,401)	(4,790,589)	(301,514)	714,511
Net Increase (Decrease) in Cash	1,142,589	709,702	669,423	184,633
Cash at the beginning of period	568,662	863,753	151,833	120,673
Cash at the End of Period	$1,711,251	$1,573,455	$821,256	$305,306
Supplemental Disclosure of Cash Flow Information Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)
	$193,317	$9,522	$—	$3,834
Cash paid for interest (excluding amortization of offering costs) was as follows:
	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)
	$479,613	$755,349	$466,615	$338,585

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2012	$14.18	$.89	$1.75	$(.01)	$—	$2.63	$(.86)	$—	$(.86)	$—	**	$15.95	$15.40
2011	14.79	.94	(.69)	(.03)	—	.22	(.83)	—	(.83)	—	**	14.18	12.75
2010	13.55	.93	1.06	(.04)	—	1.95	(.73)	—	(.73)	.02		14.79	12.94
2009(f)	14.13	.54	(.60)	(.13)	—	(.19)	(.39)	—	(.39)	—		13.55	10.61
Year Ended 7/31:
2008	14.96	.93	(.71)	(.24)	(.04)	(.06)	(.67)	(.10)	(.77)	—		14.13	12.32
2007	15.17	.94	(.10)	(.25)	(.02)	.57	(.71)	(.07)	(.78)	—		14.96	14.16

Michigan Premium Income (NMP)
Year Ended 2/28–2/29:
2012	13.95	.88	1.44	(.01)	—	2.31	(.86)	—	(.86)	—		15.40	14.95
2011	14.40	.92	(.52)	(.03)	—	.37	(.82)	—	(.82)	—	**	13.95	12.66
2010	13.26	.90	.97	(.04)	—	1.83	(.71)	—	(.71)	.02		14.40	12.50
2009(f)	13.87	.52	(.63)	(.12)	—	(.23)	(.38)	—	(.38)	—	**	13.26	10.44
Year Ended 7/31:
2008	14.65	.89	(.69)	(.23)	(.02)	(.05)	(.66)	(.07)	(.73)	—		13.87	12.38
2007	14.92	.90	(.12)	(.23)	(.02)	.53	(.71)	(.09)	(.80)	—		14.65	13.80

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

28.44%	19.11%	$184,270	1.56%		5.97%		14%
4.69	1.39	163,876	1.18		6.37		6
29.40	14.83	170,983	1.24		6.50		9
(10.68)	(1.27)	158,717	1.33	*	6.93	*	3
(7.77)	(.43)	165,525	1.29		6.28		18
3.64	3.77	175,244	1.26		6.12		13

25.65	17.00	117,155	1.50		6.05		18
7.72	2.55	106,083	1.20		6.42		4
27.06	14.22	109,619	1.25		6.51		12
(12.57)	(1.62)	102,434	1.32	*	6.83	*	3
(5.09)	(.36)	107,488	1.38		6.16		20
2.16	3.59	113,558	1.38		5.97		15

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VMTP Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2012	.46%
2011	.02
2010	.02
2009(f)	—
Year Ended 7/31:
2008	.04
2007	.04
Michigan Premium Income (NMP)
Year Ended 2/28–2/29:
2012	.38
2011	.02
2010	.02
2009(f)	—
Year Ended 7/31:
2008	.15
2007	.16

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)		Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Michigan Dividend Advantage (NZW)
Year Ended 2/28–2/29:
2012	$13.50	$.69	$1.85	$ —	$ —		$2.54	$(.80)	$ —	$(.80)	$ —		$15.24	$14.31
2011	14.18	.84	(.70)	(.02)	—		.12	(.80)	—	(.80)	—	**	13.50	12.13
2010	12.69	.91	1.32	(.03)	—		2.20	(.72)	—	(.72)	.01		14.18	12.43
2009(f)	13.68	.54	(1.00)	(.13)	—	**	(.59)	(.39)	(.01)	(.40)	—		12.69	10.77
Year Ended 7/31:
2008	14.73	.94	(.95)	(.24)	(.02)		(.27)	(.71)	(.07)	(.78)	—		13.68	13.10
2007	14.94	.95	(.14)	(.24)	—	**	.57	(.77)	(.01)	(.78)	—		14.73	15.10

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

25.34%	19.38%	$31,289	3.07%		4.75%		3.02%		4.79%		28%
3.72	.70	27,710	1.81		5.85		1.69		5.97		6
22.58	17.70	29,127	1.35		6.48		1.15		6.68		6
(14.48)	(4.20)	26,236	1.48	*	7.03	*	1.22	*	7.29	*	4
(8.10)	(1.95)	28,285	1.39		6.23		1.07		6.55		18
.46	3.79	30,439	1.38		5.89		.99		6.28		19

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing Michigan Dividend Advantage (NZW) for any fees and expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Michigan Dividend Advantage (NZW)
Year Ended 2/28–2/29:
2012	1.69%
2011	.52
2010	.02
2009(f)	—
Year Ended 7/31:
2008	.05
2007	.03

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2012	$15.44	$.99	$1.68	$(.01)	$—	$2.66	$(.93)	$—	$(.93)	$—		$17.17	$16.88
2011	16.15	1.01	(.79)	(.03)	—	.19	(.90)	—	(.90)	—		15.44	14.85
2010	14.56	1.01	1.42	(.04)	—	2.39	(.80)	—	(.80)	—		16.15	15.58
2009(f)	15.04	.56	(.52)	(.13)	—	(.09)	(.39)	—	(.39)	—		14.56	12.90
Year Ended 7/31:
2008	15.81	.95	(.71)	(.25)	(.02)	(.03)	(.67)	(.07)	(.74)	—		15.04	13.40
2007	16.01	.96	(.12)	(.26)	(.01)	.57	(.73)	(.04)	(.77)	—		15.81	14.43

Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2012	14.26	.75	1.72	— **	—	2.47	(.88)	—	(.88)	—		15.85	15.52
2011	15.15	.94	(.93)	(.03)	—	(.02)	(.87)	—	(.87)	—		14.26	13.30
2010	13.83	.96	1.17	(.04)	—	2.09	(.77)	—	(.77)	—	**	15.15	14.48
2009(f)	14.25	.54	(.46)	(.12)	—	(.04)	(.38)	—	(.38)	—		13.83	12.10
Year Ended 7/31:
2008	14.87	.93	(.55)	(.23)	(.03)	.12	(.65)	(.09)	(.74)	—		14.25	12.77
2007	15.02	.94	(.09)	(.24)	(.01)	.60	(.72)	(.03)	(.75)	—		14.87	14.39

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

78	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

20.55%	17.73%	$167,709	1.50%		6.10%		N/A		N/A		10%
.91	1.09	150,555	1.14		6.32		N/A		N/A		14
27.57	16.76	157,439	1.20		6.51		N/A		N/A		6
(0.71)	(0.49)	141,883	1.35	*	6.77	*	N/A		N/A		10
(2.18)	(.26)	146,617	1.42		6.08		N/A		N/A		14
(4.25)	3.56	154,052	1.29		5.94		N/A		N/A		15

24.11	17.88	67,292	2.74		5.05		2.73%		5.06%		16
(2.52)	(.23)	60,550	1.41		6.18		1.33		6.26		14
26.70	15.46	64,290	1.21		6.47		1.06		6.62		7
(2.08)	(0.15)	58,692	1.35	*	6.64	*	1.12	*	6.87	*	10
(6.21)	.83	60,475	1.39		6.06		1.12		6.33		17
.52	4.02	63,114	1.32		5.85		.97		6.20		14

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Ohio Dividend Advantage (NXI) for any fees and expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2012	.40%
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:	—
2008	.16
2007	.10
Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2012	1.56
2011	.24
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.15
2007	.10

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2012	$14.06	$ .75	$1.63	$ —**	$ —	$2.38	$ (.84)	$ —	$ (.84)	$ —		$15.60	$14.95
2011	14.74	.94	(.75)	(.03)	—	.16	(.84)	—	(.84)	—		14.06	13.01
2010	13.06	.93	1.53	(.04)	—	2.42	(.74)	—	(.74)	—		14.74	13.85
2009(f)	13.87	.54	(.84)	(.13)	—	(.43)	(.38)	—	(.38)	—		13.06	11.58
Year Ended 7/31:
2008	14.64	.93	(.73)	(.25)	(.02)	(.07)	(.64)	(.06)	(.70)	—		13.87	12.37
2007	14.81	.92	(.10)	(.25)	(.01)	.56	(.69)	(.04)	(.73)	—		14.64	13.80

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2012	14.35	.79	1.57	(.01)	—	2.35	(.91)	—	(.91)	—		15.79	16.20
2011	15.33	1.01	(1.06)	(.03)	—	(.08)	(.90)	—	(.90)	—		14.35	13.72
2010	13.97	1.00	1.19	(.04)	—	2.15	(.79)	—	(.79)	—	**	15.33	15.20
2009(f)	14.33	.55	(.39)	(.12)	—	.04	(.40)	—	(.40)	—		13.97	11.95
Year Ended 7/31:
2008	14.92	.95	(.56)	(.23)	(.02)	.14	(.67)	(.06)	(.73)	—		14.33	12.91
2007	15.06	.96	(.08)	(.25)	(.01)	.62	(.72)	(.04)	(.76)	—		14.92	14.35

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

80	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

22.12%	17.44%	$48,707	2.78%		5.08%		2.74%		5.13%		17%
(.37)	1.00	43,909	1.22		6.31		1.10		6.43		9
26.62	18.91	46,000	1.27		6.49		1.07		6.69		8
(3.09)	(3.01)	40,755	1.46	*	6.91	*	1.20	*	7.17	*	5
(5.46)	(.51)	43,286	1.46		6.10		1.14		6.41		16
(1.26)	3.80	45,694	1.41		5.76		1.02		6.15		14

25.66	16.88	34,075	3.04		5.20		2.95		5.29		15
(4.13)	(.66)	30,968	1.26		6.53		1.10		6.69		12
34.62	15.73	33,062	1.30		6.56		1.07		6.80		14
(4.29)	.36	30,127	1.46	*	6.63	*	1.15	*	6.93	*	9
(5.13)	.95	30,941	1.47		6.05		1.12		6.41		19
2.32	4.06	32,194	1.41		5.85		.99		6.27		19

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing Ohio Dividend Advantage 2 (NBJ) for any fees and expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2012	1.55%
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.16
2007	.10
Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2012	1.69
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.15
2007	.10

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial
Highlights (continued)

	ARPS at the End of Period			VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2012	$ —	$ —	$ —	$87,900	$100,000	$309,636
2011	87,325	25,000	71,915	—	—	—
2010	87,325	25,000	73,950	—	—	—
2009(f)	90,900	25,000	68,651	—	—	—
Year Ended 7/31:
2008	94,000	25,000	69,023	—	—	—
2007	94,000	25,000	71,607	—	—	—

Michigan Premium Income (NMP)
Year Ended 2/28–2/29:
2012	—	—	—	53,900	100,000	317,356
2011	53,700	25,000	74,387	—	—	—
2010	53,700	25,000	76,033	—	—	—
2009(f)	56,000	25,000	70,730	—	—	—
Year Ended 7/31:
2008	56,000	25,000	72,986	—	—	—
2007	56,000	25,000	75,695	—	—	—

(f)	For the seven months ended February 28, 2009.

82	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (g)
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Michigan Dividend Advantage (NZW)
Year Ended 2/28–2/29:
2012	$ —	$ —	$ —	$16,313	$ 10	$29.18
2011	—	—	—	16,313	10	26.99
2010	14,275	25,000	76,010	—	—	—
2009(f)	14,925	25,000	68,946	—	—	—
Year Ended 7/31:
2008	16,000	25,000	69,195	—	—	—
2007	16,000	25,000	72,561	—	—	—

(f)	For the seven months ended February 28, 2009.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Michigan Dividend Advantage (NZW)
Year Ended 2/28–2/29:
2012	2015	$10.08	$9.95
2011	2015	9.73	9.82	^
2010	—	—	—
2009(f)	—	—	—
Year Ended 7/31:
2008	—	—	—
2007	—	—	—

^	For the period November 15, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (g)			VMTP Shares at the End of Period			ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2012	$ —	$ —	$ —	$ —	$ —	$ —	$73,500	$100,000	$328,176	$ —
2011	73,000	25,000	76,560	—	—	—	—	—	—	—
2010	73,000	25,000	78,917	—	—	—	—	—	—	—
2009(f)	77,000	25,000	71,066	—	—	—	—	—	—	—
Year Ended 7/31:
2008	77,000	25,000	72,603	—	—	—	—	—	—	—
2007	77,000	25,000	75,017	—	—	—	—	—	—	—

Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2012	—	—	—	31,103	10	31.63	—	—	—	—
2011	12,500	25,000	72,379	19,450	10	28.95	—	—	—	2.90
2010	29,000	25,000	80,423	—	—	—	—	—	—	—
2009(f)	31,000	25,000	72,332	—	—	—	—	—	—	—
Year Ended 7/31:
2008	31,000	25,000	73,770	—	—	—	—	—	—	—
2007	31,000	25,000	75,898	—	—	—	—	—	—	—

(f)	For the seven months ended February 28, 2009.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2012	2015	$10.08	$10.01		2016	$10.18	$10.12	^^
2011	2015	9.78	9.85	^	—	—	—
2010	—	—	—		—	—	—
2009(f)	—	—	—		—	—	—
Year Ended 7/31:
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

^	For the period November 22, 2010 (first issuance date of shares) through February 28, 2011.
^^	For the period March 18, 2011 (first issuance of shares) through February 29, 2012.

84	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (g)
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2012	$ —	$ —	$ —	$24,244	$10	$30.09
2011	21,600	25,000	75,821	—	—	—
2010	21,600	25,000	78,241	—	—	—
2009(f)	23,100	25,000	69,107	—	—	—
Year Ended 7/31:
2008	24,000	25,000	70,090	—	—	—
2007	24,000	25,000	72,598	—	—	—

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2012	—	—	—	18,470	$10	28.45
2011	15,500	25,000	74,948	—	—	—
2010	15,500	25,000	78,325	—	—	—
2009(f)	16,500	25,000	70,647	—	—	—
Year Ended 7/31:
2008	16,500	25,000	71,881	—	—	—
2007	16,500	25,000	73,778	—	—	—

(f)	For the seven months ended February 28, 2009.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2012	2014	$10.07	$10.09	^
2011	—	—	—
2010	—	—	—
2009(f)	—	—	—
Year Ended 7/31:
2008	—	—	—
2007	—	—	—

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2012	2014	10.10	10.20	^^
2011	—	—	—
2010	—	—	—
2009(f)	—	—	—
Year Ended 7/31:
2008	—	—	—
2007	—	—	—

^	For the period April 5, 2011 (first issuance date of shares) through February 29, 2012.
^^	For the period April 19, 2011 (first issuance date of shares) through February 29, 2012.

See accompanying notes to financial statements.

Nuveen Investments	85

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (each a “Fund” and collectively, the “Funds”). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

86	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2012, Michigan Quality Income (NUM), Ohio Quality Income (NUO), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ), and Ohio Dividend Advantage 3 (NVJ) had outstanding when-issued/delayed delivery purchase commitments of $1,063,729, $162,434, $794,764, $162,434 and $40,608, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of February 28, 2011, Michigan Dividend Advantage (NZW) redeemed all of its outstanding ARPS at liquidation value. During the fiscal year ended February 29, 2012, each Fund, with the exception of Michigan Dividend Advantage (NZW), had issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of February 29, 2012, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

		Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

ARPS redeemed, at liquidation value		$94,000,000	$56,000,000	$16,000,000

	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

ARPS redeemed, at liquidation value	$77,000,000	$31,000,000	$24,000,000	$16,500,000

Nuveen Investments	87

Notes to
Financial Statements (continued)

MuniFund Term Preferred Shares

The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one or more Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of February 29, 2012, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Michigan Dividend Advantage (NZW)			Ohio Dividend Advantage (NXI)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker

Series 2015	1,631,300	2.30%	NZW Pr C	1,945,000	2.35%	NXI Pr C
Series 2016	—	—	—	1,165,340	2.95	NXI Pr D

	Ohio Dividend Advantage 2 (NBJ)			Ohio Dividend Advantage 3 (NVJ)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker

Series 2014	2,424,400	2.35%	NBJ Pr A	1,847,015	2.35%	NVJ Pr A

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Michigan Dividend Advantage (NZW) Series 2015	Ohio Dividend Advantage (NXI) Series 2015	Ohio Dividend Advantage (NXI) Series 2016	Ohio Dividend Advantage 2 (NBJ) Series 2014	Ohio Dividend Advantage 3 (NVJ) Series 2014

Term Redemption Date	December 1, 2015	December 1, 2015	April 1, 2016	May 1, 2014	May 1, 2014

Optional Redemption Date	December 1, 2011	December 1, 2011	April 1, 2012	April 1, 2012	May 1, 2012

Premium Expiration Date	November 30, 2012	November 30, 2012	March 31, 2013	March 31, 2013	April 30, 2013

The average liquidation value of all MTP Shares outstanding for each Fund during the fiscal year ended February 29, 2012, was as follows:

	Michigan Dividend Advantage (NZW)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)*	Ohio Dividend Advantage 3 (NVJ)**

Average liquidation value of MTP Shares outstanding	$16,313,000	$30,541,860	$24,082,806	$18,401,751
*	For the period April 5, 2011 (first issuance date of shares) through February 29, 2012.
**	For the period April 19, 2011 (first issuance date of shares) through February 29, 2012.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen has agreed that net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offerings would be credited to the Funds, and would be recorded as reductions of offering costs recognized by the Funds. During the fiscal year ended February 29, 2012, the net amounts earned by Nuveen for each Fund were as follows:

	Michigan Dividend Advantage (NZW)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Net amounts earned by Nuveen	$—	$482	$1,717	$1,209

88	Nuveen Investments

Variable Rate MuniFund Term Preferred Shares

The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO) each issued its VMTP Shares in a privately negotiated offering in July 2011. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem each Fund’s outstanding ARPS. Each Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of February 29, 2012, the number of VMTP Shares outstanding, at liquidation value, for each Fund are as follows:

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Ohio Quality Income (NUO)

Series 2014	$87,900,000	$53,900,000	$73,500,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Ohio Quality Income (NUO)

Term Redemption Date	August 1, 2014	August 1, 2014	August 1, 2014

Optional Redemption Date	August 1, 2012	August 1, 2012	August 1, 2012

Premium Expiration Date	July 31, 2012	July 31, 2012	July 31, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for each Fund during the fiscal year ended February 29, 2012, were as follows:

	Michigan Quality Income (NUM)*	Michigan Premium Income (NMP)**	Ohio Quality Income (NUO)*

Average liquidation value of VMTP Shares outstanding	$87,900,000	$53,900,000	$73,500,000

Annualized dividend rate	1.18%	1.19%	1.18%

*	For the period July 14, 2011 (issuance date of shares) through February 29, 2012.
**	For the period July 28, 2011 (issuance date of shares) through February 29, 2012.

Dividends on VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	89

Notes to
Financial Statements (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 29, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 29, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Maximum exposure to Recourse Trusts	$4,200,000	$3,180,000	$1,050,000	$2,400,000	$1,280,000	$480,000	$320,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 29, 2012, were as follows:

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Average floating rate obligations outstanding	$3,630,000	$2,330,000	$665,000

Average annual interest rate and fees	0.88%	0.88%	0.88%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

90	Nuveen Investments

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by the Funds in connection with their offerings of MTP Shares or VMTP Shares were recorded as a deferred charge, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Michigan Dividend Advantage (NZW)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

MTP Shares offering costs	$574,695	$1,036,551	$668,050	$590,877

		Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Ohio Quality Income (NUO)

VMTP Shares offering costs		$480,000	$135,000	$420,000

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	91

Notes to
Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 29, 2012:

Michigan Quality Income (NUM)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$271,165,290	$—	$271,165,290

Michigan Premium Income (NMP)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$171,050,613	$—	$171,050,613

Michigan Dividend Advantage (NZW)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$48,894,462	$—	$48,894,462

Ohio Quality Income (NUO)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$236,535,367	$—	$236,535,367

Ohio Dividend Advantage (NXI)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$95,923,197	$—	$95,923,197

Ohio Dividend Advantage 2 (NBJ)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$70,641,201	$—	$70,641,201

Ohio Dividend Advantage 3 (NVJ)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$51,251,567	$—	$51,251,567
The following is a reconciliation of the following Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Ohio Dividend Advantage (NXI) Level 3 Municipal Bonds	Ohio Dividend Advantage 2 (NBJ) Level 3 Municipal Bonds	Ohio Dividend Advantage 3 (NVJ) Level 3 Municipal Bonds

Balance at the beginning of period	$127,750	$91,250	$73,000
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	2,048	1,463	1,170
Purchases at cost	—	—	—
Sales at proceeds	(31,770)	(22,693)	(18,154)
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(98,028)	(70,020)	(56,016)

Balance at the end of period	$—	$—	$—

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held at the end of period	$—	$—	$—

During the fiscal year ended February 29, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 29, 2012.

92	Nuveen Investments

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Michigan Quality Income (NUM)		Michigan Premium Income (NMP)		Michigan Dividend Advantage (NZW)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11

Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	(3,400)	(3,400)	—	(8,300)	—	(1,700)
Weighted average Common share:
Price per share repurchased and retired	$13.00	$12.75	$—	$12.63	$—	$11.98
Discount per share repurchased and retired	14.30%	13.81%	—%	12.55%	—%	11.21%

			Ohio Quality Income (NUO)		Ohio Dividend Advantage (NXI)
			Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11

Common shares:
Issued to shareholders due to reinvestment of distributions			11,572	7,425	598	2,631
Repurchased and retired			—	—	—	—
Weighted average Common share:
Price per share repurchased and retired			$—	$—	$—	$—
Discount per share repurchased and retired			—%	—%	—%	—%

			Ohio Dividend Advantage 2 (NBJ)		Ohio Dividend Advantage 3 (NVJ)
			Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11

Common shares:
Issued to shareholders due to reinvestment of distributions			—	926	248	1,431
Repurchased and retired			—	—	—	—
Weighted average Common share:
Price per share repurchased and retired			$—	$—	$—	$—
Discount per share repurchased and retired			—%	—%	—%	—%

Preferred Shares

Transactions in ARPS were as follows:

	Michigan Quality Income (NUM)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

ARPS redeemed and/or noticed for redemption:
Series TH	2,972	$74,300,000	—	$—
Series F	521	13,025,000	—	—

Total	3,493	$87,325,000	—	$—

Nuveen Investments	93

Notes to
Financial Statements (continued)

	Michigan Premium Income (NMP)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

ARPS redeemed and/or noticed for redemption:
Series M	805	$20,125,000	—	$—
Series TH	1,343	33,575,000	—	—

Total	2,148	$53,700,000	—	$—

	Michigan Dividend Advantage (NZW)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

ARPS redeemed and/or noticed for redemption:
Series W	N/A	N/A	571	$14,275,000

	Ohio Quality Income (NUO)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

ARPS redeemed and/or noticed for redemption:
Series M	645	$16,125,000	—	$—
Series TH	1,327	33,175,000	—	—
Series TH2	948	23,700,000	—	—

Total	2,920	$73,000,000	—	$—

	Ohio Dividend Advantage (NXI)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

ARPS redeemed and/or noticed for redemption:
Series W	500	$12,500,000	660	$16,500,000

	Ohio Dividend Advantage 2 (NBJ)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

ARPS redeemed and/or noticed for redemption:
Series F	864	$21,600,000	—	$—

	Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

ARPS redeemed and/or noticed for redemption:
Series T	620	$15,500,000	—	$—

N/A – As of February 28, 2011, Michigan Dividend Advantage (NZW) redeemed all of its outstanding ARPS at liquidation value.

94	Nuveen Investments

Transactions in MTP Shares were as follows:

	Michigan Dividend Advantage (NZW)				Ohio Dividend Advantage (NXI)
	Year Ended 2/29/12		Year Ended 2/28/11		Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

MTP Shares issued:
Series 2015	—	$—	1,631,300	$16,313,000	—	$ —	1,945,000	$19,450,000
Series 2016	—	—	—	—	1,165,340	11,653,400	—	—

Total	—	$—	1,631,300	$16,313,000	1,165,340	$11,653,400	1,945,000	$19,450,000

	Ohio Dividend Advantage 2 (NBJ)				Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/29/12		Year Ended 2/28/11		Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

MTP Shares issued:
Series 2014	2,424,400	$24,244,000	—	$—	1,847,015	$18,470,150	—	$—

Transactions in VMTP Shares were as follows:

	Michigan Quality Income (NUM)				Michigan Premium Income (NMP)
	Year Ended 2/29/12		Year Ended 2/28/11		Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

VMTP Shares issued:
Series 2014	879	$87,900,000	—	$—	539	$53,900,000	—	$—

	Ohio Quality Income (NUO)
	Year Ended 2/29/12		Year Ended 2/28/11
	Shares	Amount	Shares	Amount

VMTP Shares issued:
Series 2014	735	$73,500,000	—	$—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended February 29, 2012, were as follows:

		Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Purchases		$35,320,208	$29,620,564	$12,679,189

Sales and maturities		37,633,805	29,895,095	13,623,033

	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Purchases	$23,701,486	$14,602,411	$12,663,283	$9,094,558

Sales and maturities	24,616,571	16,321,160	11,621,846	7,087,284

Nuveen Investments	95

Notes to
Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 29, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

		Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Cost of investments		$246,115,232	$158,728,479	$43,009,061

Gross unrealized:
Appreciation		$21,840,431	$10,188,458	$3,326,617
Depreciation		(420,292)	(196,545)	(106,096)

Net unrealized appreciation (depreciation) of investments		$21,420,139	$9,991,913	$3,220,521

	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Cost of investments	$217,334,913	$88,790,493	$65,690,114	$47,507,043

Gross unrealized:
Appreciation	$19,328,282	$7,840,155	$5,374,533	$4,087,124
Depreciation	(127,828)	(707,451)	(423,446)	(342,600)

Net unrealized appreciation (depreciation) of investments	$19,200,454	$7,132,704	$4,951,087	$3,744,524

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets at February 29, 2012, the Funds’ tax year end, as follows:

		Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Paid-in surplus		$(99,443)	$(26,609)	$(114,130)

Undistributed (Over-distribution of) net investment income		98,054	13,489	111,892

Accumulated net realized gain (loss)		1,389	13,120	2,238

	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Paid-in surplus	$(85,277)	$(201,901)	$(195,375)	$(167,688)

Undistributed (Over-distribution of) net investment income	76,917	196,876	190,503	163,174

Accumulated net realized gain (loss)	8,360	5,025	4,872	4,514

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2012, the Funds’ tax year end, were as follows:

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Undistributed net tax-exempt income*	$4,019,416	$2,582,010	$418,798

Undistributed net ordinary income**	1,802	201	—

Undistributed net long-term capital gains	—	—	—

96	Nuveen Investments

	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Undistributed net tax-exempt income*	$3,865,603	$946,850	$907,200	$652,975

Undistributed net ordinary income**	66,795	19,446	4,694	15,019

Undistributed net long-term capital gains	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2012, paid on March 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2012 and February 28, 2011, was designated for purposes of the dividends paid deduction as follows:

2012		Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Distributions from net tax-exempt income***		$10,625,977	$6,881,890	$2,025,887

Distributions from net ordinary income**		—	—	—

Distributions from net long-term capital gains		—	—	—

2012	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Distributions from net tax-exempt income***	$9,599,169	$4,506,686	$3,102,895	$2,307,353

Distributions from net ordinary income**	—	—	—	—

Distributions from net long-term capital gains	—	—	—	—

2011		Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)

Distributions from net tax-exempt income		$9,890,005	$6,426,137	$1,756,176

Distributions from net ordinary income**		—	—	—

Distributions from net long-term capital gains		—	—	—

2011	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Distributions from net tax-exempt income	$9,038,269	$3,877,989	$2,701,429	$1,997,821

Distributions from net ordinary income**	—	—	—	—

Distributions from net long-term capital gains	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2012, as Exempt Interest Dividends.

At February 29, 2012, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)

Expiration:
February 28, 2017	$—	$9,738	$327,197	$1,211,421	$—	$491,565	$52,532
February 28, 2018	2,327,226	1,586,140	834,359	78,027	—	211,828	177,836
February 28, 2019	—	—	—	1,468,286	596,403	310,572	275,067

Total	$2,327,226	$1,595,878	$1,161,556	$2,757,734	$596,403	$1,013,965	$505,435

Nuveen Investments	97

Notes to
Financial Statements (continued)

During the Funds’ tax year ended February 29, 2012, the following Funds utilized capital loss carryforwards as follows:

	Michigan Quality Income (NUM)	Michigan Premium Income (NMP)	Michigan Dividend Advantage (NZW)	Ohio Quality Income (NUO)	Ohio Dividend Advantage 2 (NBJ)
Utilized capital loss carryforwards	$451,364	$269,079	$114,555	$97,638	$45,452

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 3 (NVJ)
Post-enactment losses
Short-term	$24,438	$37,394
Long-term	—	—

The Funds have elected to defer losses incurred from November 1, 2011 through February 29, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Michigan Dividend Advantage (NZW)
Post-October capital losses	$928
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Michigan Quality Income (NUM) Michigan Premium Income (NMP) Ohio Quality Income (NUO) Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

98	Nuveen Investments

Average Daily Managed Assets*	Michigan Dividend Advantage (NZW) Ohio Dividend Advantage (NXI) Ohio Dividend Advantage 2 (NBJ) Ohio Dividend Advantage 3 (NVJ) Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level

$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 29, 2012, the complex-level fee rate for each of these Funds was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	99

Notes to
Financial Statements (continued)

For the first ten years of Ohio Dividend Advantage’s (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,

2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage’s (NZW) and Ohio Dividend Advantage 2’s (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,		Year Ending September 30,

2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3’s (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,

2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

100	Nuveen Investments

9. Subsequent Event

Approved Fund Reorganizations

On April 18, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for all the Michigan and Ohio Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

• Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

• Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

• Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

• Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
• Michigan Premium Income (NMP)	• Michigan Quality Income (NUM)
• Michigan Dividend Advantage (NZW)
• Ohio Dividend Advantage (NXI)
• Ohio Dividend Advantage 2 (NBJ)	• Ohio Quality Income (NUO)
• Ohio Dividend Advantage 3 (NVJ)

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer substantially all of their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds, and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

Nuveen Investments	101

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER			Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	235
	8/22/40	Chairman of
	333 W. Wacker Drive	the Board	1996
	Chicago, IL 60606	and Board Member	Class III

■	JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
	10/22/48
	333 W. Wacker Drive	Board Member	1999		235
	Chicago, IL 60606		Class III

■	WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
	3/6/48
	333 W. Wacker Drive	Board Member	2004		235
	Chicago, IL 60606		Class I

■	DAVID J. KUNDERT			Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.
	10/28/42
	333 W. Wacker Drive	Board Member	2005		235
	Chicago, IL 60606		Class II

■	WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.
	9/24/44
	333 W. Wacker Drive	Board Member	1996		235
	Chicago, IL 60606		Class III

102	Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
	12/29/47
	333 W. Wacker Drive	Board Member	1997		235
	Chicago, IL 60606		Class I

■	CAROLE E. STONE			Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235
	6/28/47
	333 W. Wacker Drive	Board Member	2007
	Chicago, IL 60606		Class I

■	VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
	8/16/44
	333 W. Wacker Drive	Board Member	2011		235
	Chicago, IL 60606

■	TERENCE J. TOTH			Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
	9/29/59
	333 W. Wacker Drive	Board Member	2008		235
	Chicago, IL 60606		Class II

Interested Board Member:

■	JOHN P. AMBOIAN(2)			Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.
	6/14/61
	333 W. Wacker Drive	Board Member	2008		235
	Chicago, IL 60606		Class II

Nuveen Investments	103

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management Inc. (since 2010) Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
	9/9/56	Chief
	333 W. Wacker Drive	Administrative	1988		235
	Chicago, IL 60606	Officer

■	WILLIAM ADAMS IV

Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.

	6/9/55
	333 W. Wacker Drive	Vice President	2007		133
	Chicago, IL 60606

■	CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.
	1/11/62
	333 W. Wacker Drive	Vice President	2007		133
	Chicago, IL 60606

■	MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.
	4/11/64
	333 W. Wacker Drive	Vice President	2009		235
	Chicago, IL 60606

■	LORNA C. FERGUSON			Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).
	10/24/45
	333 W. Wacker Drive	Vice President	1998		235
	Chicago, IL 60606

■	STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.
	5/31/54	Vice President
	333 W. Wacker Drive	and Controller	1998		235
	Chicago, IL 60606

104	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
	8/20/70	Vice President
	333 W. Wacker Drive	and Treasurer	2009		235
Chicago, IL 60606

■	WALTER M. KELLY			Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.
	2/24/70	Chief Compliance
	333 W. Wacker Drive	Officer and	2003		235
	Chicago, IL 60606	Vice President

■	TINA M. LAZAR			Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.
8/27/61
	333 W. Wacker Drive	Vice President	2002		235
Chicago, IL 60606

■	KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
	3/26/66	Vice President
	333 W. Wacker Drive	and Secretary	2007		235
Chicago, IL 60606

Nuveen Investments	105

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
	3/30/53	Vice President and
	901 Marquette Avenue	Assistant Secretary	2011		235
Minneapolis, MN 55402

(1)	For Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

106	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	107

Reinvest Automatically,

Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

108	Nuveen Investments

Glossary of Terms

Used in this Report

■

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■

Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	109

Glossary of Terms

Used in this Report (continued)

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■

Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■

Lipper Michigan Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 7 funds; 5-year, 7 funds; and 10-year, 4 funds. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■

Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 27 funds. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■

Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■

Standard & Poor’s (S&P) Municipal Bond Indexes for Michigan and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Michigan and Ohio municipal bond markets, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

110	Nuveen Investments

■

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, invest-ment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	111

Notes

112	Nuveen Investments

Notes

Nuveen Investments	113

Notes

114	Nuveen Investments

Additional Fund Information

Board of

Directors/Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank

& Trust Company

Boston, MA

Transfer Agent and Shareholder Services

State Street Bank &

Trust Company

Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071

(800) 257-8787

Legal Counsel

Chapman and Cutler LLP Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
NUM	3,400	3,493
NMP	—	2,148
NZW	—	—
NUO	—	2,920
NXI	—	500
NBJ	—	864
NVJ	—	620

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	115

Nuveen Investments:

Serving Investors for Generations

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, IL 60606

www.nuveen.com

EAN-A-0212D

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

116	Nuveen Investments

PART C

OTHER INFORMATION

Item 15.  Indemnification

Article EIGHTH of the Registrant’s Articles of Incorporation provides as follows: To the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees and agents, and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit or proceeding (including costs connected with the preparation of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to making any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”), and the Corporation shall not indemnify any of its officers or directors against any liability to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer’s or director’s disabling conduct. A determination that an officer or director is entitled to indemnification shall have been properly made if it is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

The directors and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $40,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

C-1

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.

(1)(a)	Articles of Incorporation of Registrant dated July 25, 1991. (1)

(2)	By-Laws of Registrant, Amended and Restated as of February 20, 2006. (2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix B to Part A of this Registration Statement.

(5)(a)	Form of Specimen Certificate of Shares of the Registrant is filed herewith.

(5)(b)	Form of Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares is filed herewith as Appendix C to Part B of this Registration Statement.

(5)(c)	Rating Agency Guidelines are filed herewith.

(6)(a)	Investment Management Agreement dated November 13, 2007. (2)

(6)(b)	Renewal of Investment Management Agreement dated July 31, 2008. (2)

(6)(c)	Renewal of Investment Management Agreement dated May 28, 2009. (2)

(6)(d)	Renewal of Investment Management Agreement dated May 26, 2010. (2)

(6)(e)	Renewal of Investment Management Agreement dated May 25, 2011. (2)

(6)(f)	Investment Sub-Advisory Agreement dated December 31, 2010. (2)

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 25, 2005. (2)

(9)(b)	Appendix A to Custodian Agreement, dated August 24, 2009. (2)

C-2

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(12)(b)	Form of Opinion and Consent of K&L Gates LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(13)	Not applicable.

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney. (2)

(17)(a)	Form of Proxy is filed herein and appears following the Proxy Statement/Prospectus included in this registration statement.

(17)(b)	Form of Agreement and Plan of Reorganization relating to Registrant’s change of domicile is filed herein and appears following the Proxy Statement/Prospectus included in this registration statement.

(1)	Filed on June 17, 1999 with Registrant’s Registration Statement on Form N-2 (File No. 333-80867) and incorporated by reference herein.
(2)	Filed on July 17, 2012 with Registrant’s Registration Statement on Form N-14 (333-182723) and incorporated by reference herein.

Item 17.  Undertakings.

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

C-3

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago, the State of Illinois, on the 29th day of August, 2012.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		August 29, 2012

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		August 29, 2012

	Chairman of the Board and Director	)
Robert P. Bremner*		)
)
John P. Amboian*	Director	) )
)
Jack B. Evans*	Director	) )
)
William C. Hunter*	Director	) )	By: /s/ Mark L. Winget Mark L. Winget Attorney-in-Fact August 29, 2012
)
David J. Kundert*	Director	) )
)
William J. Schneider*	Director	) )
)
Judith M. Stockdale*	Director	) )
)
Carole E. Stone*	Director	) )
)
Virginia L. Stringer*	Director	) )

Signature	Capacity		Date
Terence J. Toth*	Director	) ) )

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the directors of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein as an Exhibit.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
(5)(a)	Form of Specimen Certificate of Shares.

(5)(c)	Rating Agency Guidelines.

(11)	Opinion and Consent of Counsel.

(12)(a)	Form of Opinion and Consent of Vedder Price P.C.

(12)(b)	Form of Opinion and Consent of K&L Gates LLP.

(14)	Consent of Independent Auditor